                                                      Registration No. 033-57792
                                                                       811-07466

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post Effective Amendment No. 34

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Post-Effective Amendment No. 18

                                 VEL II ACCOUNT
               OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                              (Name of Depositor)

                                20 Guest Street
                         Brighton, Massachusetts 02135
                           Telephone: (508) 460-2400
              (Address of Depositor's Principal Executive Office)

                              Sarah M. Patterson
    Senior Vice President, Associate General Counsel and Assistant Secretary
                Commonwealth Annuity and Life Insurance Company
                                20 Guest Street
                         Brighton, Massachusetts 02135
                           Telephone: (860) 325-1538
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

/ /   immediately upon filing pursuant to paragraph (b) of Rule 485
/X/   on May 1, 2018 pursuant to paragraph (b) of Rule 485
/ /   60 days after filing pursuant to paragraph (a) (1) of Rule 485
/ /   on (date) pursuant to paragraph (a) (1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f 2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f 2 Notice was for the issuer's fiscal year ended December 31, 2017 and was filed on or before March 30, 2018.

               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           BRIGHTON, MASSACHUSETTS


This Prospectus provides important information about VEL II (93)
("Vari-Exceptional Life"), an individual or group flexible premium variable life insurance policy issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") (in all jurisdictions except Hawaii and New York) to applicants who were Age 85 years old and under at the time of purchase.

The policies are funded through the VEL II Account of Commonwealth Annuity, a separate investment account referred to as the Separate Account, and a fixed-interest account that is referred to as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds:


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE   GLOBAL ATLANTIC PORTFOLIOS (CLASS II SHARES)
INSURANCE FUNDS) (SERIES I SHARES)               Global Atlantic BlackRock Disciplined Mid Cap
Invesco V.I. Health Care Fund(1)                 Growth Portfolio
FORETHOUGHT VARIABLE INSURANCE TRUST (CLASS I    Global Atlantic Goldman Sachs Large Cap
SHARES)                                          Growth Insights Portfolio
Global Atlantic BlackRock Allocation Portfolio   Global Atlantic Goldman Sachs Mid Cap Value
Global Atlantic BlackRock Disciplined Core       Insights Portfolio
Portfolio                                        GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE
Global Atlantic BlackRock Disciplined            SHARES)
International Core Portfolio                     Goldman Sachs Equity Index Fund
Global Atlantic BlackRock Disciplined Value      Goldman Sachs Government Money Market Fund
Portfolio                                        Goldman Sachs High Quality Floating Rate Fund
Global Atlantic BlackRock High Yield Portfolio
Global Atlantic Goldman Sachs Core Fixed
Income Portfolio




-------------------------------
(1) Name change effective April 30, 2018. Formerly known as Invesco V.I. Global Health Care Fund.


YOU MAY CONTACT OUR SERVICE CENTER AT 1-800-533-7881 TO REQUEST PROSPECTUSES FOR ANY OF THE UNDERLYING FUNDS THAT ARE AVAILABLE AS INVESTMENT OPTIONS UNDER YOUR CONTRACT.


A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2018 CONTAINING MORE INFORMATION ABOUT THE POLICY IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (HTTP://WWW.SEC.GOV).


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.




                              DATED MAY 1, 2018

                              TABLE OF CONTENTS

SUMMARY OF RISKS AND BENEFITS.............................................    4
  WHAT ARE THE POLICY'S BENEFITS?.........................................    4
  WHAT ARE THE POLICY'S RISKS?............................................    5
SUMMARY OF RISKS AND BENEFITS: FEE TABLES.................................    6
  TRANSACTION FEES........................................................    6
  PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES.....................    8
  ANNUAL FUND OPERATING EXPENSES..........................................   11
THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS...........................   12
  WHO IS THE COMPANY?.....................................................   12
  WHAT IS THE SEPARATE ACCOUNT?...........................................   13
  WHAT ARE THE FUNDS?.....................................................   13
THE POLICY................................................................   16
  HOW DO I COMMUNICATE WITH THE COMPANY? .................................   16
  HOW DO I APPLY FOR A POLICY?............................................   17
  CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?......   17
  IS THERE A PAID-UP INSURANCE OPTION?....................................   18
  DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?.................   18
  HOW DO I MAKE PAYMENTS?.................................................   19
  HOW DO I ALLOCATE MY NET PAYMENTS?......................................   20
  CAN I MAKE TRANSFERS?...................................................   20
  IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?...................   20
  ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?...........................   21
  IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING
    OPTION?...............................................................   22
  CAN I MAKE FUTURE CHANGES UNDER MY POLICY?..............................   22
  HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?...........................   23
  CAN I CONVERT MY POLICY INTO A FIXED POLICY?............................   24
  CAN I MAKE POLICY LOANS?................................................   24
  ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION
    WITH A TSA PLAN?......................................................   25
  CAN I SURRENDER THE POLICY?.............................................   26
  CAN I MAKE PARTIAL WITHDRAWALS?.........................................   26
  WHAT IS THE POLICY VALUE?...............................................   27
THE DEATH BENEFIT.........................................................   29
  WHAT ARE THE SUM INSURED OPTIONS?.......................................   29
  CAN I CHANGE THE SUM INSURED OPTION?....................................   30
  IS A GUARANTEED DEATH BENEFIT AVAILABLE?................................   31
  WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?............................   32
TERMINATION AND REINSTATEMENT.............................................   34
  WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?......................   34
  WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?....................   34
CHARGES AND DEDUCTIONS....................................................   36
  WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?................................   36
  WHAT IS THE MONTHLY DEDUCTION?..........................................   36
  WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE
    SEPARATE ACCOUNT?.....................................................   38
  HOW IS THE SURRENDER CHARGE CALCULATED?.................................   39
  WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?.............................   41
  WHAT ARE THE TRANSFER CHARGES?..........................................   41
  WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?..................   42

  ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?............................   42
  DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?........   42
FEDERAL TAX CONSIDERATIONS...............................................   43
  HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?....................   43
  HOW ARE THE POLICIES TAXED?............................................   43
  HOW ARE POLICY LOANS TAXED?............................................   45
  WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?...........   46
  ARE POLICY DISTRIBUTIONS SUBJECT TO WITHHOLDING?.......................   47
  ARE LIFE INSURANCE POLICIES PURCHASED BY RESIDENTS OF PUERTO RICO
    SUBJECT TO UNITED STATES FEDERAL INCOME TAX?.........................   47
  ARE LIFE INSURANCE POLICIES PURCHASED BY NON-RESIDENTS ALIENS AND
    FOREIGN CORPORATIONS SUBJECT TO UNITED STATES FEDERAL INCOME TAX?....   47
  ARE THERE TAX IMPLICATIONS FOR NON-INDIVIDUAL OWNERS AND BUSINESS
    BENEFICIARIES OF POLICIES?...........................................   47
  WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE
    ACCOUNT?.............................................................   48
  CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR
    TAX PURPOSES?........................................................   48
  CAN CHANGES IN TAX LAW AFFECT THE POLICY?..............................   48
OTHER INFORMATION........................................................   49
  ARE THERE OTHER IMPORTANT POLICY PROVISIONS?...........................   49
  CAN THE COMPANY DELAY PAYMENTS TO ME?..................................   50
  DO I HAVE ANY VOTING RIGHTS?...........................................   50
  WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?......................   50
  ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE
    ACCOUNT?.............................................................   51
  MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?.......................   51
  WHAT IS MIXED AND SHARED FUNDING?......................................   52
  WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE
    SEPARATE ACCOUNT?....................................................   52
THE GENERAL ACCOUNT......................................................   53
GLOSSARY OF SPECIAL TERMS................................................   54

                        SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The remainder of this Prospectus offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Policy will remain in force.


WHAT ARE THE POLICY'S BENEFITS?

While the Policy is in force, it will provide:

      - Life insurance coverage on the named Insured

      - Policy Value

      - Surrender rights and partial withdrawal rights

      - Loan privileges

Other benefits previously available through the policy included:

      - Waiver of Premium Rider--This Rider provides that, during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

      - Guaranteed Insurability Rider--This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

      - Other Insured Rider--This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

      - Children's Insurance Rider--This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

      - Accidental Death Benefit Rider--This Rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

      - Exchange Option Rider--This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

      - Living Benefits Rider--This Rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

      - Guaranteed Death Benefit Rider--This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, (a) guarantees that the Policy will not lapse regardless of the performance of the Separate Account, and (b) provides a guaranteed net death benefit.


WHAT ARE THE POLICY'S RISKS?

There are certain risks associated with the Policy:

      - There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Policy Value less surrender charges. The Policies are unsuitable as short-term savings vehicles.

      - The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

      - Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value, and will reduce the Death Benefit. ALLOWING THE POLICY TO LAPSE WITH A LOAN OUTSTANDING MAY HAVE SIGNIFICANT TAX CONSEQUENCES. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.

      - Surrender of the Policy may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

      - A Policy may be considered a "modified endowment contract" if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

      - Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                  SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


                              TRANSACTION FEES

CHARGE                              WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED
----------------------------------  ---------------------------  -----------------------------------------
MAXIMUM SALES CHARGE IMPOSED                  N/A                                None
   ON PREMIUMS (LOAD)

PREMIUM TAXES                       When a premium payment       2.50% of each premium payment
                                    is made

DEFERRED ACQUISITION COSTS          When a premium payment       1.00% of each premium payment
   ("DAC TAX" CHARGE)               is made

SURRENDER CHARGE--DEFERRED          Upon Surrender or a          $8.50 per thousand dollars of the initial
   ADMINISTRATIVE CHARGE(1)         Decrease in Face Amount      Face Amount or of an increase in Face
                                    for up to 15 years from      Amount.
                                    Date of Issue of the
                                    Policy or from the date of
                                    increase in Face Amount,
                                    respectively

SURRENDER CHARGE--DEFERRED SALES
   CHARGE(1)
   Minimum and Maximum              Upon Surrender or a          The minimum charge is $7.68 and the
     Charge                         Decrease in Face Amount      maximum charge is $38.25 per $1,000 of
                                    for up to 15 years from      Face Amount.
                                    Date of Issue of the
                                    Policy or from the date of
                                    increase in Face Amount,
                                    respectively.

   Charge for a representative                                   For a Male Standard Non-Smoker
     Policy owner                                                Age 53, the rate is $31.12 per $1,000 of
                                                                 Face Amount.

PARTIAL WITHDRAWAL CHARGE(2)        Upon Partial Withdrawals     5% of any withdrawals in excess of the
                                    in excess of the Free 10%    Free 10% Withdrawal amount.
                                    Withdrawal Amount

PARTIAL WITHDRAWAL TRANSACTION FEE  Upon any Partial             2% of the amount withdrawn, not to
                                    Withdrawal                   exceed $25

INCREASE IN FACE AMOUNT             Upon increasing the Face     $40 administrative fee
                                    Amount of the Policy

TRANSFER CHARGES                    Upon the 13th transfer       Currently $10 per transfer, guaranteed
                                    and each subsequent          not to exceed $25 per transfer.
                                    transfers in a Policy Year.


CHARGE                                WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
-----------------------------------  -------------------------  ----------------------------------------
SPLIT OPTION RIDER/EXCHANGE          Upon adding the rider to   $20 (one-time fee)
   OPTION RIDER                      the contract

LIVING BENEFITS RIDER
   Minimum and Maximum               Upon exercising the rider  One-time fee of $150, plus an additional
     Charge                                                     charge based on the present value of
                                                                expected premiums associated with the
                                                                benefit.

   Charge for a representative       Upon exercising the rider  Per $1,000 of original Face Amount: a
     Policy owner                                               representative charge is $13.10 (for a
                                                                Male Standard, Age 53)

GUARANTEED DEATH BENEFIT RIDER       Upon adding the rider      $25 (one-time fee)
                                     (available only at issue)

PAID-UP INSURANCE OPTION                       N/A                              None

CHANGING NET PAYMENT ALLOCATION      Upon changing              Currently there is no charge. Any future
                                     allocations of Net         charge is guaranteed not to exceed $25.
                                     Payments

CHANGING MONTHLY DEDUCTION           Upon changing allocation   Currently there is no charge. Any future
   ALLOCATION                        of the Monthly Deduction   charge is guaranteed not to exceed $25.

PROVIDING A PROJECTION OF VALUES(3)  Upon requesting a          Currently there is no charge. Any future
                                     projection of values       charge is guaranteed not to exceed $25.


-----------------------------
(1) SURRENDER CHARGES--At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The surrender charge is imposed only if, during its duration, you request a full surrender or a decrease in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a DEFERRED ADMINISTRATIVE CHARGE, and
     (b) is a DEFERRED SALES CHARGE. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Premium Payments in the chronological order in which they were received.

     The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 0.5% or more per month (depending on issue
     Age) after the 40th Policy month from the Date of Issue or the effective date of an increase in the Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy.

     The DEFERRED SALES CHARGE is equal to 49% of premiums received up to a maximum number of Guideline Annual Premiums that vary by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85). In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount. The deferred sales charge varies based on individual characteristics (sexes, issue ages and underwriting classes) of the Insureds. Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, the minimum is $7.68 (for a Female Standard Smoker Age 0) and the maximum is $38.25 (for a Male Standard Smoker Age 53) per $1000 of Face Amount.

     The surrender charge shown in the table may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your agent.

(2) PARTIAL WITHDRAWALS--The Company will reduce the amount of the Policy's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Policy at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.

(3) PROVIDING A PROJECTION OF VALUES--You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually.

                                    * * *

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FUND FEES AND EXPENSES. THE SEPARATE ACCOUNT MORTALITY AND EXPENSE RISK FEES AND THE SEPARATE ACCOUNT ADMINISTRATIVE CHARGE ARE DEDUCTED FROM THE SEPARATE ACCOUNT ON A DAILY BASIS. ALL OF THE OTHER FEES ARE CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION.


             PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                                       WHEN CHARGE IS DEDUCTED                     AMOUNT DEDUCTED
-------------------------------------    -----------------------------   ----------------------------------------------
COST OF INSURANCE(1)
   Minimum and Maximum                             Monthly               Per $1,000 of original Face Amount, the
      charge                                                             minimum is $0.05 and the maximum is
                                                                         $83.33

   Charge for a representative                     Monthly               Per $1,000 of original Face Amount: a
      Policy owner                                                       representative charge is $0.49 (for a Male
                                                                         Standard Non-Smoker Age 53)

MONTHLY ADMINISTRATIVE FEE                         Monthly               $5.00

SEPARATE ACCOUNT MORTALITY AND                       Daily               Annual rate of 0.65% of Separate
   EXPENSE RISK FEES                                                     Account assets (guaranteed not to
                                                                         exceed 0.90%)

SEPARATE ACCOUNT ADMINISTRATIVE          Daily for the first ten         Annual rate of 0.15% of Separate
   CHARGE                                Policy years                    Account assets (guaranteed not to
                                                                         exceed 0.25%)

MONTHLY CHARGES FOR OPTIONAL                       Monthly               Varies depending upon the optional
   BENEFITS(2)                                                           benefits selected, and by the individual
                                                                         characteristics of the Insureds

OTHER INSURED RIDER
   Minimum and Maximum                             Monthly               Per $1,000 of original Face Amount: the
      charge                                                             minimum is $0.06 and the maximum is
                                                                         $83.33

   Charge for a representative                     Monthly               Per $1,000 of original Face Amount: a
      Policy owner                                                       representative charge is $0.51 (for a Male
                                                                         Standard Non-Smoker Age 53)


CHARGE                            WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
------------------------------   ------------------------  ------------------------------------------
WAIVER OF PREMIUM RIDER
  Minimum and Maximum                    Monthly           Per $1000 of the monthly benefit, the
     charge                                                minimum is $0.01 and the maximum is
                                                           $187.51

  Charge for a representative            Monthly           Per $1,000 of original Face Amount: a
     Policy owner                                          representative charge is $0.06 (for a Male
                                                           Standard Non-Smoker Age 53)

GUARANTEED INSURABILITY RIDER
  Minimum and Maximum                    Monthly           Per $1,000 of original Face Amount: the
     charge                                                minimum is $0.03 and the maximum is
                                                           $1.71.

  Charge for a representative            Monthly           Per $1,000 of original Face Amount: a
     Policy owner                                          representative charge is $0.77 (for a Male
                                                           Standard Non-Smoker Age 53)

CHILDREN'S INSURANCE RIDER               Monthly           $0.40 per $1000 of benefit

ACCIDENTAL DEATH BENEFIT RIDER
  Minimum and Maximum                    Monthly           Per $1,000 of original Face Amount: the
     charge                                                minimum is $0.07 and the maximum is
                                                           $0.36.

  Charge for a representative            Monthly           Per $1,000 of original Face Amount: a
     Policy owner                                          representative charge is $0.09 (for a Male
                                                           Standard Non-Smoker Age 53)

LOAN INTEREST(3)                 Paid in arrears annually  8% of the loan amount(3)
                                 (accrues daily)

PAID-UP INSURANCE OPTION                   N/A                             None


----------------------------
(1) COST OF INSURANCE--Charges vary based on individual characteristics such as the age, Policy year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Policy. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent. For more information about the calculation of the cost of insurance charges, see CHARGES AND DEDUCTIONS.

     Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum Cost of Insurance Charge is $0.02 (for Female Preferred Non-Smoker Age 25) and the maximum is $83.33 (for a Male Sub-Standard Smoker Rated 500% & $5 Permanent Flat Extra Age 94).

(2) MONTHLY CHARGES FOR OPTIONAL BENEFITS--The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent.

     OTHER INSURED RIDER--Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face
     Amount: the minimum charge is $0.06 and the maximum charge is $83.33.

     GUARANTEED INSURABILITY RIDER--Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.03 (for Female Preferred Smoker Age 6) and the maximum is $1.71 (for a Male Standard Smoker Age 65).

     ACCIDENTAL DEATH BENEFIT RIDER--Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.07 (for Female Preferred Smoker Age 5) and the maximum is $0.36 (for a Male Sub-Standard Smoker Rated Age
     65).

(3) POLICY LOANS--Outstanding Policy loans are charged interest at an annual rate of 8.00%, which accrues daily and is payable in arrears. However, as long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

     PREFERRED LOAN OPTION--A preferred loan option is available under the Policy. After the tenth Policy anniversary the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

                                    * * *

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING FUNDS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST.

                       ANNUAL FUND OPERATING EXPENSES


The table below shows the minimum and maximum expenses of the year ended December 31, 2017. The levels of fees and expenses vary among the Underlying Funds, and may vary from year to year.


The Underlying Fund information is based on information provided by the Underlying Funds and is not independently verified by the Company.



TOTAL ANNUAL FUND OPERATING EXPENSES                      MINIMUM                            MAXIMUM
----------------------------------------        ---------------------------        ---------------------------
Expenses that are deducted from Fund              Annual charge of 0.44%             Annual charge of 1.01%
assets, including management fees,              of average daily net assets        of average daily net assets
distribution and/or service (12b-1)
fees and other expenses.



-----------------------------
The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements, which may be guaranteed for periods of up to a year or more or which may be terminated at any time.

               THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS


WHO IS THE COMPANY?


THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400.


The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly-owned subsidiary of The Hanover Insurance Group ("THG"). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited.


The Company also originates assets through reinsurance transactions. The Company provides reinsurance solutions to meet the strategic, risk management and capital goals of retirement and life insurance companies. In order to generate reinsurance opportunities, employees supporting this origination channel target over 50 retirement and life insurance companies that management believes may seek to transact in the reinsurance market.


Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with se(2), LLC ("se(2)"), 5801 SW 6th Avenue, Topeka, KS, 66636, whereby se(2) provides certain business process outsourcing services with respect to the Contracts. se(2) may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2017, consisted of the following: Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606; DST Systems, Inc. (FANmail/Vision, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105; Iron Mountain Information Management, LLC (file storage and document destruction) located at 11741 Missouri Bottom Road, Hazelwood, MO 63042; NTT DATA, Inc. (administrative services) located at 100 City Square, Boston, MA 02129; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back up tapes storage) located at 1540 N.W. Gage Boulevard, No. 6, Topeka, KS 66618; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Road, Suite 100, Omaha, NE 68114; Venio LLC, d/b/a Keane (lost shareholder searches) located at PO Box 1508, Southeastern, PA 19399-1508; and Veritas Documents Solutions, LLC (compliance mailing) located at 913 Commerce Ct., Buffalo Grove, IL 60089.



In addition to se(2), the Company also directly retains Merrill Corporation (regulatory filings, policy print and mailing) located at One Merrill Circle, St. Paul, MN 55108 and Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606.


At this time, we are relying on an exemption from the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), as provided by Rule 12h-7 under the Securities Exchange Act, to avoid any such periodic reporting obligation. We reserve the right to stop relying on this exemption at any time.

WHAT IS THE SEPARATE ACCOUNT?

In this prospectus, "Separate Account" refers to the VEL II Account of Commonwealth Annuity. The Separate Account is a separate investment account compromised of Sub-Accounts. Each Sub-Account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Policies.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other funds that are not available to the Policies described in this prospectus. Subject to the provisions of the Policies, units of the Sub-Accounts are offered on a continuous basis.


WHAT ARE THE FUNDS?

Each Sub-Account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the premium payments made under the Policy. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING FUNDS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST BY CALLING 1-800-533-7881.


                                                    INVESTMENT                                INVESTMENT
FUNDING OPTION                                   OBJECTIVE SUMMARY                        ADVISER/SUB-ADVISER
----------------------------------------  -------------------------------  ------------------------------------------------

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. Health Care Fund--           Seeks long-term growth of        Invesco Advisers, Inc.
   Series I(1)                            capital.


FORETHOUGHT VARIABLE INSURANCE TRUST
Global Atlantic BlackRock                 Seeks to provide total           Global Atlantic Investment Advisors,
   Allocation Portfolio--Class I          return.                          LLC; Sub-advised by BlackRock
                                                                           Investment Management, LLC.


                                                    INVESTMENT                                INVESTMENT
FUNDING OPTION                                   OBJECTIVE SUMMARY                        ADVISER/SUB-ADVISER
----------------------------------------  -------------------------------  ------------------------------------------------
Global Atlantic BlackRock                 Seeks to provide long-           Global Atlantic Investment Advisors,
   Disciplined Core Portfolio--           term capital appreciation.       LLC; Sub-advised by BlackRock
   Class I                                                                 Investment Management, LLC.

Global Atlantic BlackRock                 Seeks to provide long-           Global Atlantic Investment Advisors,
   Disciplined International Core         term capital appreciation.       LLC; Sub-advised by BlackRock
   Portfolio--Class I                                                      Investment Management, LLC.

Global Atlantic BlackRock                 Seeks to provide long-           Global Atlantic Investment Advisors,
   Disciplined Mid Cap Growth             term capital appreciation.       LLC; Sub-advised by BlackRock
   Portfolio--Class II                                                     Investment Management, LLC.

Global Atlantic BlackRock                 Seeks to provide long-           Global Atlantic Investment Advisors,
   Disciplined Value Portfolio--          term capital appreciation.       LLC; Sub-advised by BlackRock
   Class I                                                                 Investment Management, LLC.

Global Atlantic BlackRock High            Seeks to provide total           Global Atlantic Investment Advisors,
   Yield Portfolio--Class I               return.                          LLC; Sub-advised by BlackRock
                                                                           Investment Management, LLC.

Global Atlantic Goldman Sachs             Seeks to provide total           Global Atlantic Investment Advisors,
   Core Fixed Income Portfolio--          return consisting of             LLC; Sub-advised by Goldman Sachs
   Class I                                capital appreciation and         Asset Management, LLC.
                                          income.

Global Atlantic Goldman Sachs             Seeks to provide long-           Global Atlantic Investment Advisors,
   Large Cap Growth Insights              term capital appreciation.       LLC; Sub-advised by Goldman Sachs
   Portfolio--Class II                                                     Asset Management, LLC.

Global Atlantic Goldman Sachs             Seeks to provide long-           Global Atlantic Investment Advisors,
   Mid Cap Value Insights                 term capital appreciation.       LLC; Sub-advised by Goldman Sachs
   Portfolio--Class II                                                     Asset Management, LLC.


GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Equity Index                Seeks to achieve                 Goldman Sachs Asset Management, L.P.
   Fund--Service Shares                   investment results that          Sub-advised by SSgA Funds
                                          correspond to the                Management, Inc.
                                          aggregate price and yield
                                          performance of the
                                          benchmark index that
                                          measures the investment
                                          returns of large
                                          capitalization stocks.


                                                    INVESTMENT                               INVESTMENT
FUNDING OPTION                                   OBJECTIVE SUMMARY                       ADVISER/SUB-ADVISER
---------------------------------------   ------------------------------  -----------------------------------------------
Goldman Sachs Government                  Seeks to maximize current       Goldman Sachs Asset Management, L.P.
   Money Market Fund--Service             income to the extent
   Shares                                 consistent with the
                                          preservation of capital
                                          and the maintenance of
                                          liquidity by investing
                                          exclusively in high quality
                                          money market
                                          instruments.

Goldman Sachs High Quality                Seeks to provide a high         Goldman Sachs Asset Management, L.P.
   Floating Rate Fund--Service            level of current income,
   Shares                                 consistent with low
                                          volatility of principal.




--------------------------------
(1) Name change effective April 30, 2018. Formerly known as Invesco V.I. Global Health Care Fund


                                    * * *

PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs Government Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Goldman Sachs Government Money Market Sub-Account until the Fund is liquidated.

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the:

      - Effective date of the change in the investment policy OR

      - Receipt of the notice of your right to transfer.

                                 THE POLICY

As of the date of this Prospectus, the Company has ceased issuing new Policies. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Policyowners. The Policy together with its attached application constitutes the entire agreement between you and the Company.


HOW DO I COMMUNICATE WITH THE COMPANY?

You may contact us at the address or telephone number shown on the cover of this Prospectus or by contacting your agent.


EFFECTIVE DATE OF TRANSACTIONS

Once your Policy is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.


WRITTEN REQUESTS

Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments, loans, withdrawals, and surrender of the Policy, we require you to use Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain Company forms at our Company web site: https://cwannuity.se2.com.


TELEPHONE REQUESTS

You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A POLICY?

The Company is not currently issuing new Policies. The following is provided as general information concerning the Company's procedures for issuing policies.

Upon receipt at its Service Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Service Office. If a Policy is not issued, the premiums will be returned to you without interest.

It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one minimum monthly payment for the Policy as applied for, the Company will provide conditional insurance, subject to the terms of the Conditional Insurance Agreement. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.


CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?

Yes. The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Service Office or an agent of the Company on or before the latest of:

      - 45 days after the application for the Policy is signed, or

      - 10 days after you receive the Policy (or longer if required by state law), or

      - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you; or

      - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, plus

(2)   the value of the amounts allocated to the Separate Account, plus

(3)   any fees or charges imposed on the amounts allocated to the Separate
      Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.


FREE LOOK WITH FACE AMOUNT INCREASES

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

      - 45 days after the application for the increase is signed, or

      - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

      - 10 days after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.


IS THERE A PAID-UP INSURANCE OPTION?

Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the Insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount that the Surrender Value of the Policy can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.


IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

      - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

      - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

      - The Policyowner may not make further premium payments.

      - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

      - Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may make Policy loans or surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.


DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?

Yes. The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Internal Revenue Code of 1986 (the "Code"), accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a Policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Service Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Service Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Variable Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.


PREMIUM FLEXIBILITY

Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse.


MINIMUM MONTHLY FACTOR

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

      - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

      - Debt does not exceed Policy Value less surrender charges, then

      - the Policy is guaranteed not to lapse during that period.


EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums that shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules.

Notwithstanding the current maximum premium limitations, however, the Company will accept a premium that is needed in order to prevent a lapse of the Policy during a Policy year.


HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less the 3.50% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount that may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.


FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums by written or telephone request. An allocation change will be effective as of the date of receipt of the request in good order at the Service Office.


INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience. You bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.


CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.


IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

      - the minimum or maximum amount that may be transferred,

      - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

      - the minimum period of time between transfers, and

      - the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Policy Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Policy Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the Policy Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

      - There has been at least a 90-day period since the last transfer from the General Account, and

      - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of a transfer charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with


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
respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.

These rules are subject to change by the Company.


ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?

This Policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Fund (collectively, "Disruptive Trading"). These activities may require the Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As a result, Disruptive Trading may adversely affect an Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners.

In order to protect our Policy Owners and the Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Funds;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners; and

      - the investment objectives and/or size of the Funds.

We may increase our monitoring of Policy Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Policy Owners. We will also investigate any patterns of disruptive trading identified by the Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account. The Disruptive Trading Procedures limit the number of transfers a Policy Owner may make during a given period, limit the number of times a Policy Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. In certain states, the Disruptive Trading Procedures apply dollar or percentage limitations, rather than restrictions on the number of transfers. Subject to the terms of the Policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners or other holders of the Funds.

In addition, some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Policy Owner has requested. In the future, some Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.



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
We apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Policy Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Policy Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions, you may experience dilution in the value of your Fund shares. There may be increased brokerage and administrative costs within the Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Fund or its principal underwriter that will obligate us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Fund.


IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

      - from the Sub-Accounts which invest in the Goldman Sachs Government Money Market Fund and Goldman Sachs Government Income Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

      - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the policy goes into a grace period (see WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY? under TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.


CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

      - Cancel your Policy under its right-to-examine provision

      - Transfer your ownership to someone else

      - Change the beneficiary

      - Change the allocation of payments, with no tax consequences under current law

      - Make transfers of Policy Value among the funds

      - Adjust the death benefit by increasing or decreasing the Face Amount

      - Add or remove certain optional insurance benefits


HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Service Office or, if Evidence of Insurability is required, the date of approval of the request.


INCREASES IN THE FACE AMOUNT

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.


DECREASES IN THE FACE AMOUNT

The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

      - the Face Amount provided by the most recent increase;

      - the next most recent increases successively; and

      - the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted.


CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.


CAN I MAKE POLICY LOANS?

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value. While a loan is outstanding, you may continue to make Premium Payments into the Policy.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

You must use Company forms to request a loan. You may obtain a Company loan form by calling 1-800-533-7881. You may also obtain a Company loan form at our Company web site, https://cwannuity.se2.com.

The loan amount normally will be paid within seven days after the Company receives the written loan request on a Company loan form at the Service Office, but the Company may delay payments under certain circumstances.

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account as security for the loan, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

The Policy loan rights of Policyowners who are participants under Section 403(b) plans are restricted.


LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser. THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.


LOAN INTEREST CHARGED

Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.


REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value.


EFFECT OF POLICY LOANS

Policy loans may be repaid at any time prior to the lapse of the Policy. However, because Policy loans do not participate in the investment experience of the Separate Account, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account that is security for the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender. ALLOWING THE POLICY TO LAPSE WITH A LOAN OUTSTANDING MAY HAVE SIGNIFICANT TAX CONSEQUENCES; PLEASE CONSULT A QUALIFIED TAX
ADVISOR.


ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION WITH A TSA
PLAN?

If your Policy was issued in connection with a TSA plan, Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code

Section 72(p), the TSA plan may become disqualified and Policy Values may be includible in your current income. Policy loans must meet the following additional requirements:

      - Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policy owner's principal residence.

      - All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

      - The sum of all outstanding loan balances for all loans from all of your TSA plans may not exceed the lesser of:

           - $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from all of the Policy owner's TSA plans during the one-year period preceding the date of the loan, minus the outstanding balance of loans from the Policy owner's TSA plans on the date on which such loan was made;

                                     OR

           - 50% of the Policy owner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

A QUALIFIED TAX ADVISER SHOULD BE CONSULTED BEFORE REQUESTING A POLICY LOAN IN CONNECTION WITH A TSA PLAN.


CAN I SURRENDER THE POLICY?

Yes. You may surrender the Policy and receive its Surrender Value. You must use Company forms to surrender the Policy. You may obtain a Company surrender form by calling 1-800-533-7881. The Surrender Value will be calculated as of the Valuation Date on which the Policy and completed surrender forms are received in good order at the Service Office.

The Surrender Value is equal to:

      - the Policy Value, MINUS

      - any Debt and applicable surrender charges.

A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The proceeds on surrender may be paid in a single lump sum or under one of the payment options. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described under OTHER INFORMATION--CAN THE COMPANY DELAY PAYMENTS TO ME?

The surrender rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted.

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.


CAN I MAKE PARTIAL WITHDRAWALS?

Yes. Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below. You must use Company forms to request a withdrawal. You may obtain a Company withdrawal form by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, https://cwannuity.se2.com. The written request on a Company withdrawal form must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Sum Insured Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000. See THE DEATH BENEFIT.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge. Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances.

The withdrawal rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted. For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.


WHAT IS THE POLICY VALUE?

The Policy Value is the total amount available for investment, and is equal to the sum of:

      - your accumulation in the General Account, plus

      - the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.


CALCULATION OF POLICY VALUE

The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account) less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

      - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

      - the value in the General Account (including any amounts transferred to the General Account as collateral with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT

Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.


NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number determined by the following formula:

       (1)  divided by (2) minus 3, where:

            (1)  is:

                 - the net asset value per share of the Fund held in the
                   Subaccount as of the end of the current Valuation Period;
                   plus

                 - the per share amount of any dividend or capital gain
                   distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

                 - a charge or credit for any taxes reserved for the current
                   Valuation Period which we determine have resulted from the investment operations of the Subaccount;

            (2) is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

            (3) is the factor representing asset-based charges (the mortality and expense risk charge, and the administration charge)

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.



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

                              THE DEATH BENEFIT

As long as the Policy remains in force (see TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER INFORMATION--CAN THE COMPANY DELAY PAYMENTS TO ME? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See THE DEATH BENEFIT--WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

      - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

      - any additional insurance on the Insured's life that is provided by rider; minus

      - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.


WHAT ARE THE SUM INSURED OPTIONS?

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.


GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.


                     GUIDELINE MINIMUM SUM INSURED TABLE


                                                                            PERCENTAGE OF
         AGE OF INSURED ON DATE OF DEATH                                    POLICY VALUE
         -----------------------------------------------------------------  -------------
         40 and under.....................................................      250%
         45...............................................................      215%
         50...............................................................      185%
         55...............................................................      150%
         60...............................................................      130%
         65...............................................................      120%
         70...............................................................      115%
         75...............................................................      105%


                                                                            PERCENTAGE OF
         AGE OF INSURED ON DATE OF DEATH                                    POLICY VALUE
         ----------------------------------------------------------------  --------------
         80..............................................................       105%
         85..............................................................       105%
         90..............................................................       105%
         95 and above....................................................       100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS--WHAT IS THE MONTHLY DEDUCTION?

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.


CAN I CHANGE THE SUM INSURED OPTION?

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Service Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.


CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS--WHAT IS THE MONTHLY DEDUCTION?


CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS Rules. In such event, the Company will pay the excess to the Policyowner.


IS A GUARANTEED DEATH BENEFIT AVAILABLE?

Yes. An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this rider is in effect, the Company:

      - guarantees that your Policy will not lapse regardless of the investment performance of the Separate Account and

      - provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 is deducted from Policy Value when the Rider is elected. Certain transactions, including Policy Loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.


GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

2.    On each Policy anniversary, (a) must exceed (b), where, since the Date of
      Issue:

      (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and debt which is classified as a preferred loan; and

      (b) is the sum of the minimum guaranteed death benefit premiums, as shown on the specifications page of the Policy.


GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the rider is in force. The Death Proceeds will be the greater of:

      - the Face Amount as of the Final Premium Payment Date; or

      - the Policy Value as of the date due proof of death is received by the Company.


TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

      - foreclosure of a Policy Loan; or

      - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or any Policy change that results in a negative guideline level premium; or

      - the effective date of a change from Sum Insured Option 2 to Sum Insured Option I, if such change occurs within 5 Policy years of the Final Premium Payment Date; or

      - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.


WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

      - The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

      - The rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

      Option A:    PAYMENTS FOR A SPECIFIED NUMBER OF YEARS.    The Company
                   will make equal payments for any selected number of years
                   (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

      Option B:    LIFETIME MONTHLY PAYMENTS.    Payments are based on the
                   payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

                   (1) upon the death of the payee, with no further payments due (Life Annuity), or

                   (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or

                   (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

      Option C:    INTEREST PAYMENTS.    The Company will pay interest at a
                   rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn.
                   However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

      Option D:    PAYMENTS FOR A SPECIFIED AMOUNT.    Payments will be made
                   until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

      Option E:    LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES.    One of three
                   variations may be chosen. The greater the percentage amount provided to the surviving payee, the lower the amount of the original payment to the first payee. After the death of one payee, payments will continue to the survivor:

                   (1)  in the same amount as the original amount; or

                   (2)  in an amount equal to 2/3 of the original amount; or

                   (3)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.


SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option.


ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.


RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or
E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.


PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                        TERMINATION AND REINSTATEMENT


WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b)   the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

During the grace period, automatic Dollar Cost Averaging ("DCA") and Automatic Account Rebalancing ("AAR") transactions are suspended. If you make sufficient payments to keep the policy in force, DCA and AAR will resume with the next scheduled automatic transaction.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

ALLOWING THE POLICY TO TERMINATE WITH A LOAN OUTSTANDING MAY HAVE SIGNIFICANT TAX CONSEQUENCES; PLEASE CONSULT A QUALIFIED TAX ADVISOR.


LIMITED 48-MONTH GUARANTEE

Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy Change which may cause a change in the amount of the Minimum Monthly Factor is a change in the Face Amount or the deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.


WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

      - a written application for reinstatement,

      - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

      - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.


MINIMUM AMOUNT PAYABLE

If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in A or B. Under A, the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under B, the minimum amount payable is the sum of:

      - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

      - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the Policy or any increase in the Face Amount, you must pay the amount shown in B above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.


SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.


POLICY VALUE ON REINSTATEMENT

The Policy Value on the date of reinstatement is:

      - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Service Office, PLUS

      - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

      - the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                           CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.


WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?

Currently, a deduction of 3.50% of premiums for state and local premium taxes and federal taxes imposed for deferred acquisition costs ("DAC taxes") is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium. The total charge is a combined state and local premium tax deduction of 2.50% of premiums and a DAC tax deduction of 1% of premiums.

While the premium tax is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2.50% rate attributable to premiums for state and local premium taxes approximates the average expenses to Commonwealth Annuity associated with the premium taxes. The charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. However, Commonwealth Annuity does not expect to make a profit from this charge.

The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the Policy. The Company reserves the right to increase or decrease the DAC tax charge to reflect changes in the Company's expenses for premium taxes and DAC taxes.


WHAT IS THE MONTHLY DEDUCTION?

Prior to the Final Premium Payment Date, a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase.

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.


COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount, for each subsequent increase in the Face Amount, and for riders. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE--If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount generally will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 (assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

INCREASES--If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.


EFFECT OF THE GUIDELINE MINIMUM SUM INSURED

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured that is required to comply with the Guideline rules. This charge will be calculated by:

      - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

           - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                     OR

           - the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount.


COST OF INSURANCE RATES

Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, risk classification and the Incentive Funding Discount, if applicable. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.


MONTHLY ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date, a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.


WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.


MORTALITY AND EXPENSE RISK CHARGE

The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.


ADMINISTRATIVE CHARGE

During the first ten Policy years, the Company assesses a charge on an annual basis of 0.15% of the daily net asset value in each Sub-Account. The charge may be increased or decreased by the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but it may not exceed 0.25% on an annual basis. The charge is assessed to help defray administrative expenses actually incurred in the


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
administration of the Separate Account and the Sub-Accounts. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

The Company does not impose the Separate Account administrative charge after the tenth Policy year. On the tenth Policy anniversary, the Company will convert your units in the Sub-Accounts to units that do not reflect the charge. There will be no change in your Policy Value as a result of the conversion, but the number of your units and the corresponding unit values will change.


FUND EXPENSES

Because the Sub-Accounts purchase shares of the Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The prospectuses and statements of additional information of the Funds contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.


HOW IS THE SURRENDER CHARGE CALCULATED?

The Policy provides for a contingent surrender charge. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectus and sales literature.

The duration of the surrender charge is 15 years from the Date of Issue or from the effective date of any increase in the Face Amount for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b) is a deferred sales charge of 49% of premiums received, up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to
      0.948980 (for Age 85).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount. The maximum surrender charge continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on issue
Age) thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

In accordance with limitations under state insurance regulations, the amount of the Surrender charge will not exceed a specified amount per $1,000 of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on Age) thereafter.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS--If you surrender the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE--A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE--During the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 29% of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. See HOW IS THE SURRENDER CHARGE CALCULATED? The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of the existing Policy Value to the increase, and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase, and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.


POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant


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
to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:

      - the most recent increase;

      - the next most recent increases successively, and

      - the initial Face Amount.

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.


WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

Partial withdrawals of Surrender Value may be made after the first Policy year. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge also may be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

      - first, the surrender charge for the most recent increase in the Face Amount;

      - second, the surrender charge for the next most recent increases successively;

      - last, the surrender charge for the initial Face Amount.


WHAT ARE THE TRANSFER CHARGES?

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year.

You may have automatic transfers of at least $100 a month made on a periodic basis:

      - from the Sub-Accounts which invest in the Goldman Sachs Government Money Market Fund and Goldman Sachs Government Income Fund to one or more of the other Sub-Accounts; or

      - to reallocate Policy Value among the Sub-Accounts.



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
The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year.


WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.


ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.


DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application was within the following class of individuals:

      All employees and directors of the Company and its affiliates and subsidiaries, all employees and registered representatives of any broker-dealer that had entered into a sales agreement with the Company, Global Atlantic Distributors, LLC (formerly Epoch Securities, Inc) or the former Principal Underwriter, Security Distributors, Inc., to sell the Policies, and any spouses of the above persons or any children of the above persons.




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

                         FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.


HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.


HOW ARE THE POLICIES TAXED?

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on premiums and the relationship of the Policy Value to the Insurance Amount at Risk. IF A POLICY QUALIFIES AS LIFE INSURANCE UNDER SECTION 7702 OF THE CODE, (1) THE DEATH PROCEEDS ARE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY, AND (2) ANY INCREASE IN THE POLICY VALUE IS NOT TAXABLE UNTIL RECEIVED BY THE POLICYOWNER OR THE POLICYOWNER'S DESIGNEE. HOWEVER, IF A POLICY FAILS TO QUALIFY AS LIFE INSURANCE UNDER SECTION 7702, THE POLICY WILL NOT provide most of the tax advantages normally provided by life insurance. The Company reserves the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. Also see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Policy minus


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
any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

      - change beneficiaries,

      - assign the Policy,

      - revoke an assignment,

      - pledge the Policy, or

      - obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. Similarly, if you are not the Owner but possess any incidents of ownership over a policy under which you are the Insured, the Death Benefit will be included in your gross estate if you relinquish the incidents of ownerships within the three-year period ending on the Insured's death. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor. In certain circumstances, we may be required to withhold a portion of the Death Benefit to pay generation-skipping transfer taxes.


THE POTENTIAL APPLICATION OF THESE TAXES UNDERSCORES THE IMPORTANCE OF SEEKING GUIDANCE FROM A QUALIFIED ADVISER TO HELP ENSURE THAT YOUR ESTATE PLAN ADEQUATELY ADDRESSES YOUR NEEDS AND THOSE OF YOUR BENEFICIARIES UNDER ALL POSSIBLE SCENARIOS.


BEGINNING IN 2013, A 3.8% TAX MAY BE APPLIED TO SOME OR ALL OF THE TAXABLE PORTION OF SOME DISTRIBUTIONS (SUCH AS PAYMENTS UNDER CERTAIN SETTLEMENT OPTIONS) FROM LIFE INSURANCE CONTRACTS TO INDIVIDUALS WHOSE INCOME EXCEEDS CERTAIN THRESHOLD AMOUNTS ($200,000 FOR FILING SINGLE, $250,000 FOR MARRIED FILING JOINTLY AND $125,000 FOR MARRIED FILING SEPARATELY.) PLEASE CONSULT A TAX ADVISOR FOR MORE INFORMATION.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer- owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer's responsibility to verify the eligibility of the intended Insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.


Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.



HOW ARE POLICY LOANS TAXED?

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in the aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

Allowing the Policy to lapse with a loan outstanding may have significant tax consequences; please consult with a qualified tax advisor.



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

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies issued before September 24, 2007 may be held in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA Plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA Plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance Policy by the employer as part of a TSA Plan will not violate the "incidental benefit" rule applicable under Section 403(b). The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance Policy will not result in current taxation of the premium payments for the life insurance Policy, except for the current cost of the life insurance protection.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, a Policyowner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code
Section 72(p), the Policyowner's TSA plan may become disqualified and Policy values may be includible in current income.


WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. A life insurance policy is treated as a modified endowment contract under Section 7702A of the Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay test" of Section 7702A. In addition, a policy is treated as a Modified Endowment Contract if it is received in exchange for a modified endowment contract in a tax-free transaction. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a "material change" in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced during the first seven Policy years (or within 7 years of a "material change" in the Policy) during the life of the Policy, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. Please consult your tax adviser.


All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.




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
If the Policy is considered a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. However, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the Cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.


ARE POLICY DISTRIBUTIONS SUBJECT TO WITHHOLDING?

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.


ARE LIFE INSURANCE POLICIES PURCHASED BY RESIDENTS OF PUERTO RICO SUBJECT TO UNITED STATES FEDERAL INCOME TAX?

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


ARE LIFE INSURANCE POLICIES PURCHASED BY NON-RESIDENT ALIENS AND FOREIGN CORPORATIONS SUBJECT TO UNITED STATES FEDERAL INCOME TAX?

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. ADDITIONAL WITHHOLDING MAY OCCUR WITH RESPECT TO ENTITY PURCHASERS (INCLUDING FOREIGN CORPORATIONS, PARTNERSHIPS, AND TRUSTS) THAT ARE NOT U.S. RESIDENTS. Policy owners that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.


ARE THERE TAX IMPLICATIONS FOR NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES?

If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.



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

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements.


CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX
PURPOSES?


The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. WHILE WE BELIEVE THAT THE POLICY DOES NOT GIVE POLICYOWNERS INVESTMENT CONTROL OVER SEPARATE ACCOUNT ASSETS, THESE differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be currently includible in your gross income. Under the circumstances, we reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Policy will be successful.



CAN CHANGES IN TAX LAW AFFECT THE POLICY?

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.




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

                              OTHER INFORMATION


ARE THERE OTHER IMPORTANT POLICY PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.


POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.


BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless otherwise requested.


INCONTESTABILITY

The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.


SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.


AGE AND SEX

If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.


ASSIGNMENT

To the extent required by state law, the Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to


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
make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Service Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.


CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.


DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.


WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions (such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan


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
amount by you, loan repayments, lapse, termination for any reason, and reinstatement) will be sent to you promptly. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Funds as required by the 1940 Act.

An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.


ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?


Currently, there are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:



      - the Separate Account; or



      - the ability of the principal underwriter to perform its contract with the Separate Account; or



      - our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.



In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company's subsidiaries First Allmerica Life Insurance Company and Accordia Life Insurance Company) from systems managed by Athene Holdings Limited to the platform of one of our third party service providers DXC, ("the Conversion") the Company's subsidiaries expect to incur a variety of litigation-related costs. The Company's subsidiaries have received formal and informal inquiries from state regulators concerning policyholder complaints and possible violations of state insurance laws, which may result in fines, monetary settlements or proceedings. The Company's subsidiaries have also received an indemnification notice related to regulatory matters and also have been named in lawsuits involving conversion-related issues and may face additional filed or threatened claims, including from policyholders or agents. Although the ultimate legal and financial responsibility cannot be estimated at this time and the actual future expenditures to address Conversion related matters may be materially different from the amount accrued or reserved, certain liabilities are probable and can be reasonably estimated. Accordingly, Global Atlantic has recorded litigation reserve in its consolidated financial statements.



MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

The Company reserves the right, subject to applicable law, to close Sub-accounts to new investments or transfers, and to make substitutions for the shares of a fund that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Fund are no longer available for investment or if in the Company's judgment further investment in any Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-


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
Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.


WHAT IS MIXED AND SHARED FUNDING?

Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the portfolios of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners.

Although the Company and the Investment Funds currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.


WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?

Financial Statements for the Company and for the Variable Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Variable Account.




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                             THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account generally is not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.


GENERAL DESCRIPTION

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Policy Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees.

A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 4%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.


GENERAL ACCOUNT VALUES AND POLICY LOANS

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4%, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Service Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans also may be made from the Policy Value in the General Account.




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

                          GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT:    a measure of your interest in a Sub-Account.

AGE:    the Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY:    the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY:    Unless otherwise specified, any reference to "We," "our," "us," and
"the Company" refers to Commonwealth Annuity and Life Insurance Company.

DATE OF ISSUE:    the date set forth in the Policy used to determine the
Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS:    Prior to the Final Premium Payment Date, the Death Proceeds
equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. If the rider is in effect, the Death Proceeds will be greater of (a) the Face Amount as of the Final Premium Payment Date or (b) the Policy Value as of the date due proof of death for Option 2 and date of death for Option 1 is received by the Company.

DEBT:    all unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT:    an acknowledgment, signed by the Policyowner and returned
to the Company's Service Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY:    information, including medical information
satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT:    the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE:    the Policy anniversary nearest the Insured's
95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. The Net Death Benefit may be different before and after the Final Payment Date. See THE DEATH BENEFIT.

GENERAL ACCOUNT:    all the assets of the Company other than those held in a
separate account.

GUIDELINE ANNUAL PREMIUM:    the annual amount of premium that would be payable
through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED:    the Guideline Minimum Sum Insured required to
qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.



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
The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE under THE DEATH BENEFIT, WHAT ARE THE SUM INSURED OPTIONS?

INSURANCE AMOUNT AT RISK:    the Sum Insured less the Policy Value.

LOAN VALUE:    the maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR:    The Minimum Monthly Factor is a monthly premium
amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

      - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

      - Debt does not exceed Policy Value less surrender charges, then

      - the Policy is guaranteed not to lapse during that period.


EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION:    charges deducted monthly from the Policy Value of a
Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE:    the date on which the Monthly Deduction is deducted
from the Policy Value.

NET PREMIUM:    an amount equal to the premium less a tax expense charge.

POLICY CHANGE:    any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE:    the total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER:    the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS:    the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.


PRINCIPAL OFFICE:    the Company's office, located at 20 Guest Street,
Brighton, MA 02135.


PRO-RATA ALLOCATION:    In certain circumstances, you may specify from which
Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account (less Debt) and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT:    A separate account consists of assets segregated from the
Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct. In this prospectus, Separate Account refers to the VEL II Account of Commonwealth Annuity and Life Insurance Company.

SERVICE OFFICE:    Se(2), LLC (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se(2)") provide administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place, Topeka, Kansas, 66636, Telephone 1-800-533-7881.

SUB-ACCOUNT:    a division of a Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund.

SUM INSURED:    the amount payable upon the death of the Insured, before the
Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE:    the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.

VALUATION DATE:    a day on which the net asset value of the shares of any of the Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

VEL II ACCOUNT:    a separate account of the Company.

WRITTEN REQUEST:    a request in writing, by the Policyowner, satisfactory to
the Company.

YOU OR YOUR:    the Policyowner, as shown in the application or the latest change filed with the Company.

      - THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE VEL II ACCOUNT OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-533-7881.

      - IF YOU OWN A POLICY AND WOULD LIKE MORE INFORMATION OR WOULD LIKE TO REQUEST A PERSONALIZED ILLUSTRATION OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL FREE 1-800-533-7881.

ALL CORRESPONDENCE MAY BE MAILED TO: COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY. PO BOX 758554, TOPEKA, KS 66675

INFORMATION ABOUT THE VEL II ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE VEL II ACCOUNT ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.



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

                                 VEL II ACCOUNT

                                       OF

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2018 ("THE PROSPECTUS") FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES FUNDED BY THE VEL II ACCOUNT OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, P.O. BOX 758554, TOPEKA, KS 66675, TELEPHONE 1-800-533-7881.

                               DATED MAY 1, 2018


Commonwealth Annuity VEL II Account

                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                             3

SERVICES                                                                    3

    SERVICE PROVIDERS                                                       3

    OTHER SERVICE ARRANGEMENTS                                              4

UNDERWRITERS AND DISTRIBUTION                                               4

MORE INFORMATION ABOUT DEATH BENEFITS                                       5

    GUIDELINE MINIMUM SUM INSURED                                           5

    DEATH PROCEEDS                                                          6

    EXAMPLES OF SUM INSURED OPTIONS                                         7

    CHANGING BETWEEN SUM INSURED OPTIONS                                    8

ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS                         9

    WAIVER OR REDUCTION OF CHARGES                                          9

    CALCULATION OF MAXIMUM SURRENDER CHARGES                                9

PERFORMANCE INFORMATION                                                    13

    OTHER PERFORMANCE INFORMATION                                          13

EXPERTS                                                                    14

FINANCIAL STATEMENTS                                                       15

FINANCIAL STATEMENTS FOR COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
AND THE VEL II SEPARATE ACCOUNT                                           F-1

                        GENERAL INFORMATION AND HISTORY


The principal office (the "Principal Office") of Commonwealth Annuity and Life Insurance Company (the "Company") is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400. The Company is a life insurance company originally organized under the laws of Delaware in July 1974, and re-domiciled to Massachusetts effective December 31, 2002. Originally known as American Variable Annuity Life Assurance Company, the Company changed its name to SMA Life Assurance Company in 1982, and then changed its name to Allmerica Financial Life Insurance and Annuity Company in 1995. Effective September 1, 2006 the Company adopted its present name.


Prior to December 30, 2005, the Company was an indirect wholly owned subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, a subsidiary of Global Atlantic Financial Life Limited, which in turn is a wholly-owned subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Effective January 2, 2014, Forethought Services LLC acquired ownership of 79% of the shares of the Company. Forethought Services LLC is a wholly-owned subsidiary of Forethought Financial Group, Inc., which in turn is a wholly-owned subsidiary of Global Atlantic (Fin) Company. The registered office of Global Atlantic is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.


The Goldman Sachs Group, Inc. ("Goldman Sachs") owns approximately 22% of the outstanding ordinary shares of GAFG, and other investors, none of whom own more than 9.9%, own the remaining approximately 78% of the outstanding ordinary shares.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. In connection with the acquisition of the Company, Global Atlantic has provided certain written assurances to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). More specifically, Global Atlantic agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100%, pursuant to Massachusetts Insurance Law. Such assurances have been provided solely to the Commissioner by Global Atlantic, and terminate the sooner of 2018 or at such time as Goldman Sachs owns less than 10% of the outstanding voting securities of Global Atlantic. These assurances are not evidence of indebtedness or an obligation or liability of Global Atlantic, and do not provide Contract Owners with any specific rights or recourse against Global Atlantic. These assurances replaced substantially similar assurances that had been provided by Goldman Sachs.

The VEL II Account of Commonwealth Annuity and Life Insurance Company (the "Variable Account") is a separate investment account established on February 2, 1993. It meets the definition of "separate account" under federal securities laws, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Companies. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.


                                    SERVICES


SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. Commonwealth Annuity serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 101 Seaport Boulevard, Boston, MA 02210.

MAIL ROOM AND ADMINISTRATIVE SERVICES. Commonwealth Annuity has retained se2, LLC, an affiliate of Security Distributors, Inc., to provide administrative, accounting, mail room and lockbox services and other services to the Company. The principal administrative offices of se2, LLC are located at One Security Benefit, Topeka, Kansas.

OTHER SERVICE ARRANGEMENTS

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. We and our principal underwriter, Global Atlantic Distributors LLC, ("Global Atlantic") may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Funds' service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.22%, and as of the date of this prospectus, we are receiving payments from each Fund's service providers.

Additionally, certain of the Funds make payments to us or Global Atlantic under their distribution plans (12b-1 plans). The payment rates currently range from 0.16% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to Global Atlantic. Conversely, if the value of the Fund goes down, payments to us or to Global Atlantic would decrease.

A Fund's service provider may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

We and/or Global Atlantic also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.

                         UNDERWRITERS AND DISTRIBUTION


Global Atlantic Distributors LLC, a Delaware company located at 20 Guest Street, Brighton, MA 02135 ("Global Atlantic" or "Underwriter") is principal underwriter for the Contracts. Global Atlantic is a corporation organized and existing under the laws of the state of Delaware, and is an indirect wholly-owned subsidiary of Global Atlantic Financial Group Limited. Global Atlantic is a registered broker-dealer with the SEC, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company has effectively ceased issuing new Policies.


The Company pays commissions to registered representatives who sold the Policy based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will not exceed 5.3% of any additional premiums. However, we may pay higher amounts under certain circumstances.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to the Underwriter for services it performs and expenses it may incur as principal underwriter and general distributor.


The aggregate amounts of commissions paid to Global Atlantic for the years 2015, 2016 and 2017 were $68,560.28, $41,575.17 and $58,350.77 respectively. No commissions were retained by Global Atlantic for sales of all contracts funded by the VEL II Account (including contracts not described in the Prospectus) for the years 2015, 2016 and 2017.


                     MORE INFORMATION ABOUT DEATH BENEFITS

GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

                                 PERCENTAGE
            AGE OF INSURED           OF
           ON DATE OF DEATH     POLICY VALUE
           ----------------     ------------
               40 and under         250%
               45                   215%
               50                   185%
               55                   150%
               60                   130%
               65                   120%
               70                   115%
               75                   105%
               80                   105%
               85                   105%
               90                   105%
               95 and above         100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid).

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

DEATH PROCEEDS

As long as the Policy remains in force, upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

    - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

    - any additional insurance on the Insured's life that is provided by rider; minus

    - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

EXAMPLES OF SUM INSURED OPTIONS

For the purposes of the following examples, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

EXAMPLE OF OPTION 1

Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

EXAMPLE OF OPTION 2

Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

    -   the Face Amount plus Policy Value; or

    - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGING BETWEEN SUM INSURED OPTIONS

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option.

CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the Policyowner.

              ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS

WAIVER OR REDUCTION OF CHARGES

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:

    All employees of First Allmerica Financial Life Insurance Company and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies' Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs) subject to the deferred sales charge that varies by issue Age or Age at time of increase, as applicable:

                          APPLICABLE         MAXIMUM
                              AGE              GAPS
                          ----------        ----------
                             0-55            1.660714
                              56             1.632245
                              57             1.603776
                              58             1.575306
                              59             1.546837
                              60             1.518367
                              61             1.489898
                              62             1.461429
                              63             1.432959
                              64             1.404490
                              65             1.376020
                              66             1.347551
                              67             1.319082
                              68             1.290612
                              69             1.262143
                              70             1.233673
                              71             1.205204
                              72             1.176735
                              73             1.148265
                              74             1.119796
                              75             1.091327
                              76             1.062857
                              77             1.034388
                              78             1.005918
                              79             0.977449
                              80             0.948980

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in the Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge initially remains level and then grades down according to the following schedule:

AGES
0-50 The maximum surrender charge remains level for the first 40 Policy months, reduces by 0.5% for the next 80 Policy months, then decreases by 1% per month to zero at the end of 180 Policy months (15 Policy years).

51 and above    The maximum surrender charge remains level for 40 Policy months and decreases per month by above the percentages below:

                Age 51 -- 0.78% per month for 128 months

                Age 52 -- 0.86% per month for 116 months

                Age 53 -- 0.96% per month for 104 months

                Age 54 -- 1.09% per month for 92 months

                Age 55 and over -- 1.25% per month for 80 months

The factors used in calculating the maximum surrender charges vary with the issue Age, sex and Premium Class (Smoker) as indicated in the table below:

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

          AGE AT
         ISSUE OR        MALE            MALE           FEMALE           FEMALE
         INCREASE      NONSMOKER        SMOKER         NONSMOKER         SMOKER
       -----------    -----------     -----------     -----------     -----------
            0                            8.63                            7.68
            1                            8.63                            7.70
            2                            8.78                            7.81
            3                            8.94                            7.93
            4                            9.10                            8.05
            5                            9.27                            8.18
            6                            9.46                            8.32
            7                            9.65                            8.47
            8                            9.86                            8.62
            9                           10.08                            8.78
            10                          10.31                            8.95
            11                          10.55                            9.13
            12                          10.81                            9.32
            13                          11.07                            9.51
            14                          11.34                            9.71
            15                          11.62                            9.92
            16                          11.89                           10.14
            17                          12.16                           10.36
            18           10.65          12.44            9.73           10.59
            19           10.87          12.73            9.93           10.83
            20           11.10          13.02           10.15           11.09
            21           11.34          13.33           10.37           11.35
            22           11.59          13.66           10.60           11.63
            23           11.85          14.01           10.85           11.92
            24           12.14          14.38           11.10           12.22
            25           12.44          14.77           11.37           12.54
            26           12.75          15.19           11.66           12.88
            27           13.09          15.64           11.95           13.23
            28           13.45          16.11           12.26           13.60

          AGE AT
         ISSUE OR        MALE            MALE           FEMALE           FEMALE
         INCREASE      NONSMOKER        SMOKER         NONSMOKER         SMOKER
       -----------    -----------     -----------     -----------     -----------
            29           13.83          16.62           12.59           13.99
            30           14.23          17.15           12.93           14.40
            31           14.66          17.72           13.29           14.83
            32           15.10          18.32           13.67           15.28
            33           15.58          18.96           14.07           15.75
            34           16.08          19.63           14.49           16.25
            35           16.60          20.35           14.93           16.77
            36           17.16          21.10           15.39           17.33
            37           17.75          21.89           15.88           17.91
            38           18.37          22.73           16.39           18.51
            39           19.02          23.55           16.93           19.15
            40           19.71          24.28           17.50           19.81
            41           20.44          25.04           18.09           20.51
            42           21.20          25.85           18.71           21.23
            43           22.02          26.71           19.36           21.98
            44           22.87          27.61           20.04           22.77
            45           23.61          28.56           20.76           23.56
            46           24.36          29.57           21.52           24.23
            47           25.15          30.63           22.33           24.94
            48           26.00          31.16           23.14           24.69
            49           26.90          32.95           23.83           26.47
            50           27.85          34.21           24.57           27.31
            51           28.87          35.56           25.35           28.18
            52           29.96          36.99           26.17           29.11
            53           31.12          38.25           27.05           30.09
            54           32.56          38.25           27.95           31.12
            55           33.67          38.25           28.97           32.21
            56           34.62          38.25           29.65           32.94
            57           35.61          38.25           30.36           33.70
            58           36.65          38.25           31.11           34.49
            59           37.73          38.25           32.74           36.23
            60           38.25          38.25           32.74           36.23
            61           38.25          38.25           33.63           37.18
            62           38.25          38.25           34.57           38.18
            63           38.25          38.25           35.56           38.25
            64           38.25          38.25           36.60           38.25
            65           38.25          38.25           37.68           38.25
            66           38.25          38.25           38.25           38.25
            67           38.25          38.25           38.25           38.25
            68           38.25          38.25           38.25           38.25
            69           38.25          38.25           38.25           38.25
            70           38.25          38.25           38.25           38.25
            71           38.25          38.25           38.25           38.25
            72           38.25          38.25           38.25           38.25
            73           38.25          38.25           38.25           38.25
            74           38.25          38.25           38.25           38.25
            75           38.25          38.25           38.25           38.25
            76           38.25          38.25           38.25           38.25
            77           38.25          38.25           38.25           38.25
            78           38.25          38.25           38.25           38.25
            79           38.25          38.25           38.25           38.25
            80           38.25          38.25           38.25           38.25

EXAMPLES. For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,118.22. His maximum surrender charge is calculated as follows:

  (a)     Deferred administrative charge                              $850.00
          ($8.50/$1,000 of Face Amount)

  (b)     Deferred sales charge                                       $909.95
          (49% X 1.660714 GAPs)

          TOTAL                                                     $1,759.95

          Maximum surrender charge per Table (16.60 X 100)          $1,660.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

  (a)     Deferred administrative charge                              $850.00
          ($8.50/$1,000 of Face Amount)

  (b)     Deferred sales charge                                        Varies
          (not to exceed 29% of Premiums received, up to one GAP, plus 9% of premiums received in excess of one GAP, but less than the maximum number of GAPs subject to the deferred sales charge)

                                                           Sum of (a) and (b)

The maximum surrender charge is $1,660. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $900. The actual surrender charge would be $1,111.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 120th Policy month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month ($8.30 per month in this example.) In this example, the maximum surrender charge would be $996.

The Surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, policy administration and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

                            PERFORMANCE INFORMATION

The Policy was first offered to the public in 1993. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence.

The returns in the tables reflect the charges assessed against the Separate Account (e.g., the mortality and expense risk charge and the administration charge) and all charges and expenses of the Underlying Funds. However, the tax expense charge, the charges that vary with each Policy because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges are not reflected in the rates of return shown below. If these charges were deducted, the returns in the Tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect policy values and benefits because they do not reflect deduction of all applicable policy charges.


In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2017. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.


                         OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

    -   Standard & Poor's 500 Composite Stock Price Index (S&P 500)

    -   Dow Jones Industrial Average (DJIA)

    -   Shearson, Lehman Aggregate Bond Index

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

    - Other services, companies, publications or persons, such as Morningstar, Inc., who rank the investment products on performance or other criteria

    -   The Consumer Price Index

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

    - The advantages and disadvantages of investing in tax-deferred and taxable investments

    -   Customer profiles and hypothetical payment and investment scenarios

    -   Financial management and tax and retirement planning

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                                    TABLE I
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2017

                        SINCE INCEPTION OF SUB-ACCOUNTS
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE POLICIES, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                                    10 YEARS
                                                                SUB-          FOR                   OR SINCE
                                                              ACCOUNT         YEAR                  INCEPTION
                                                              INCEPTION      ENDED         5            OF
                                                                DATE        12/31/17     YEARS      SUB-ACOUNT
                                                            -------------  ----------  ---------  --------------
Goldman Sachs Core Fixed Income Fund                          01/09/06           2.32       1.23            2.74
Goldman Sachs Equity Index Fund                               01/09/06          20.32      14.36            7.24
Goldman Sachs Growth Opportunities Fund                       01/09/06          25.91      11.48            7.83
Goldman Sachs High Quality Floating Rate Fund                 01/09/06           0.66      -0.33            1.78
Goldman Sachs Mid Cap Value Fund                              01/09/06           9.97      10.39            6.09
Goldman Sachs Government Money Market Fund                    01/09/06          -0.29      -0.69           -0.51
Goldman Sachs Strategic Growth Fund                           01/09/06          29.33      14.48            7.58
Goldman Sachs Strategic International Equity Fund             01/09/06          25.21       6.27            0.17
Goldman Sachs U.S. Equity Insights Fund                       01/09/06          22.82      15.84            7.36
Invesco V.I. Health Care Fund                                  5/1/01           14.91      11.32            7.07
Janus Henderson Research Portfolio                             5/1/01           26.54      13.60            6.62
T. Rowe Price International Stock Portfolio                   6/21/95           26.87       6.97            2.20


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    EXPERTS


The financial statements of the Company as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, and the financial statements of the VEL II Account of the Company as of December

31, 2017 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

                              FINANCIAL STATEMENTS

Financial Statements are included for Commonwealth Annuity and Life Insurance Company and for its VEL II Separate Account.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016 AND 2015

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

CONSOLIDATED FINANCIAL STATEMENTS

                                                                           PAGE
                                                                           -----
Consolidated Balance Sheets                                                   2
Consolidated Statements of Income                                             4
Consolidated Statements of Comprehensive Income (Loss)                        5
Consolidated Statements of Shareholder's Equity                               6
Consolidated Statements of Cash Flows                                         7
Notes to the Consolidated Financial Statements
 1.  Nature of Operations                                                      8
 2.  Basis of Presentation and Significant Accounting Policies                 8
 3.  Significant Transactions                                                 23
 4.  Investments                                                              25
 5.  Derivative Instruments                                                   35
 6.  Fair Value Disclosure of Financial Instruments                           37
 7.  Deferred Policy Acquisition Costs, Value of Business Acquired,
       Unearned Revenue Reserves and Unearned Front-End Loads                 48
 8.  Policyholder Liabilities                                                 50
 9.  Closed Blocks                                                            55
 10. Reinsurance                                                              56
 11. Debt and Financing Arrangements                                          59
 12. Composition of Other Assets, Liabilities, Income and Expenses            60
 13. Accumulated Other Comprehensive Income (Loss)                            61
 14. Income Taxes                                                             62
 15. Dividend Restrictions and Statutory Information                          64
 16. Related Party Transactions                                               65
 17. Commitments and Contingencies                                            66
 18. Subsequents Event                                                        67
 19. Revisions to 2016 and 2015 audited financial statements                  68

[PWC LOGO]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
Commonwealth Annuity and Life Insurance Company

We have audited the accompanying consolidated financial statements of Commonwealth Annuity and Life Insurance Company, which comprise the consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income (Loss), shareholder's equity and cash flows for the three years in the periods ended December 31, 2017.

MANAGEMENT'S RESPONSIBILITY FOR THE CONSOLIDATED FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Commonwealth Annuity and Life Insurance Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the three years then ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 25, 2018

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

                                                                                                                      2016
                                                                                                                       AS
AS OF DECEMBER 31,                                                                                    2017          REVISED
-----------------------------------------------------------------------------------------------   -------------   -------------
($ IN MILLIONS, EXCEPT SHARES AND PER SHARE AMOUNTS)
ASSETS
  Investments:
    Available-for-sale fixed maturity securities at fair value (amortized cost: $34,364 and
      $32,343, respectively) (variable interest entities: $166 and $0, respectively)              $     36,313    $     32,571
    Equity securities at fair value (cost: $215 and $134, respectively)                                    222             146
    Mortgage and other loan receivables (variable interest entities: $144 and $0, respectively)          5,543           3,516
    Policy loans                                                                                           654             648
    Derivative assets                                                                                      779             613
    Funds withheld receivable at interest (portion at fair value: $406 and $334, respectively)           1,873           1,826
    Other investments (portion at fair value $79 and $54, respectively) (variable interest
      entities: $1,567 and $333, respectively)                                                           2,041             703
                                                                                                  -------------   -------------
      Total investments                                                                                 47,425          40,023
                                                                                                  -------------   -------------
  Cash and cash equivalents (variable interest entities: $43 and $13, respectively)                      1,185           1,042
  Accrued investment income (variable interest entities: $13 and $3, respectively)                         330             284
  Reinsurance recoverable (portion at fair value: $1,363 and $1,371, respectively)                      18,720           8,666
  Deferred policy acquisition costs                                                                      1,153           1,239
  Value of business acquired                                                                               555             780
  Other assets (variable interest entities: $14 and $0, respectively)                                      214             397
  Separate account assets                                                                                6,103           5,618
                                                                                                  -------------   -------------
      Total assets                                                                                $     75,685    $     58,049
                                                                                                  =============   =============

LIABILITIES
  Policyholder liabilities:
    Future policyholder benefits (portion at fair value: $1,322 and $1,321, respectively)         $      2,126    $      2,151
    Outstanding claims (portion at fair value: $16 and $26, respectively)                                  198             197
    Contractholder deposit funds and other policyholder liabilities (portion at fair value:
      $1,761 and $1,277, respectively)                                                                  45,303          39,769
                                                                                                  -------------   -------------
      Total policyholder liabilities                                                                    47,627          42,117
                                                                                                  -------------   -------------
  Debt                                                                                                     620             620
  Collateral on derivative instruments                                                                     721             468
  Funds withheld payable at interest                                                                    15,480           5,125
  Securities sold under agreements to repurchase                                                            --             113
  Accrued expenses and other liabilities (portion at fair value: $24 and $24, respectively)
    (variable interest entities: $169 and $27, respectively)                                               749             342
  Reinsurance liabilities                                                                                1,531           1,557
  Separate account liabilities                                                                           6,103           5,618
                                                                                                  -------------   -------------
      Total liabilities                                                                                 72,831          55,960
                                                                                                  -------------   -------------

  Commitments and contingencies (Note 17)

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                                                                                                                      2016
                                                                                                                       AS
AS OF DECEMBER 31,                                                                                    2017          REVISED
-----------------------------------------------------------------------------------------------   -------------   -------------
($ IN MILLIONS, EXCEPT SHARES AND PER SHARE AMOUNTS)
SHAREHOLDER'S EQUITY
  Common stock, Class B, $1,000 par value, 10,000 shares authorized, 2,526 shares issued and
    outstanding                                                                                              3               3
  Additional paid-in capital                                                                             1,454           1,404
  Retained earnings                                                                                        358             563
  Accumulated other comprehensive income (loss)                                                            985             119
                                                                                                  -------------   -------------
    Total Commonwealth Annuity and Life Insurance Company shareholder's equity                           2,800           2,089
    Non-controlling interests                                                                               54              --
                                                                                                  -------------   -------------
      Total shareholder's equity                                                                         2,854           2,089
                                                                                                  -------------   -------------
      Total liabilities and shareholder's equity                                                  $     75,685    $     58,049
                                                                                                  =============   =============

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

                                                                                                           2016         2015
FOR THE YEARS ENDED DECEMBER 31,                                                            2017       AS REVISED   AS REVISED
---------------------------------------------------------------------------------------  ------------  -----------  -----------
($ IN MILLIONS)
REVENUES
  Premiums                                                                               $        49   $       84   $   (1,270)
  Policy fees                                                                                    898          915        1,006
  Net investment income                                                                        1,344        1,389        1,158
  Net investment gains (losses):
    Other-than-temporary impairment on available-for-sale fixed maturity securities              (14)         (11)          (5)
    Net other investment gains (losses)                                                         (113)         (36)          (9)
                                                                                         ------------  -----------  -----------
      Total net investment gains (losses)                                                       (127)         (47)         (14)
  Other income                                                                                    95           32           21
                                                                                         ------------  -----------  -----------
    Total revenues                                                                             2,259        2,373          901
                                                                                         ------------  -----------  -----------

BENEFITS AND EXPENSES
  Policy benefits and claims                                                                   1,602        1,671          (78)
  Amortization of policy acquisition costs                                                       244          185          131
  Interest expenses                                                                               37           19           13
  General and administrative expenses                                                            514          423          397
                                                                                         ------------  -----------  -----------
    Total benefits and expenses                                                                2,397        2,298          463
                                                                                         ------------  -----------  -----------

Income before taxes                                                                             (138)          75          438

Income tax (benefit) expense                                                                    (122)          15          143
                                                                                         ------------  -----------  -----------

Net income                                                                                       (16)          60          295

Net loss attributable to non-controlling interests                                               (26)          --           --
                                                                                         ------------  -----------  -----------

Net income attributable to Commonwealth Annuity and Life Insurance Company shareholder   $        10   $       60   $      295
                                                                                         ============  ===========  ===========

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                                                      2016            2015
                                                                                                       AS              AS
FOR THE YEARS ENDED DECEMBER 31,                                                       2017          REVISED         REVISED
--------------------------------------------------------------------------------  --------------  -------------   -------------
($ IN MILLIONS)
Net income                                                                        $          10   $         60    $        295

Other comprehensive income (loss), before tax:
    Unrealized gains (losses) on securities and other investments for the
      period                                                                              1,868            653          (1,415)
    Less: reclassification adjustment for gains included in net income                      161             30              76
                                                                                  --------------  -------------   -------------
  Unrealized gains (losses) on available-for-sale securities and other
    investments                                                                           1,707            623          (1,491)
  Net effect of unrealized gains (losses) on policyholder balances                         (379)          (104)            305
  Unrealized gains (losses) on pension plans                                                 --             --               1
                                                                                  --------------  -------------   -------------
Other comprehensive income (loss), before tax                                             1,328            519          (1,185)

Income tax expense (benefit) related to other comprehensive income                          462            182            (416)

                                                                                  --------------  -------------   -------------
Other comprehensive income (loss) before non-controlling interests, net of tax              866            337            (769)
                                                                                  --------------  -------------   -------------

Comprehensive income (loss)                                                                 876            397            (474)

Less: comprehensive loss attributable to non-controlling interests(1)                       (26)            --              --
                                                                                  --------------  -------------   -------------
Comprehensive income (loss) attributable to Commonwealth Annuity and Life
  Insurance Company shareholder                                                   $         902   $        397    $       (474)
                                                                                  ==============  =============   =============

--------
(1) Represents net loss attributable to non-controlling interests of $26 million, $0 million and $0 million and other comprehensive income (loss) attributable to non-controlling interests of $0 million, $0 million and $0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                           TOTAL
                                                                                        COMMONWEALTH
                                                                                        ANNUITY AND
                                                                       ACCUMULATED     LIFE INSURANCE
                                             ADDITIONAL                   OTHER           COMPANY         NON-         TOTAL
                                   COMMON     PAID-IN     RETAINED    COMPREHENSIVE    SHAREHOLDER'S   CONTROLLING  SHAREHOLDER'S
                                   STOCK      CAPITAL     EARNINGS    INCOME (LOSS)        EQUITY       INTERESTS     EQUITY
                                ----------- ----------- ----------- ---------------- ----------------- ----------- -------------
($ IN MILLIONS)
BALANCE AT DECEMBER 31, 2014
  AS REVISED                    $        3  $    1,075  $      248  $           551  $          1,877          --   $     1,877

Net income as revised                   --          --         295               --               295          --           295
Other comprehensive loss                --          --          --             (769)             (769)         --          (769)
Capital contributions                   --         326          --               --               326          --           326
                                ----------- ----------- ----------- ---------------- ----------------- ----------- -------------
BALANCE AT DECEMBER 31, 2015
  AS REVISED                             3       1,401         543             (218)            1,729          --         1,729

Net income as revised                   --          --          60               --                60          --            60
Other comprehensive income as
  revised                               --          --          --              337               337          --           337
Capital contributions                   --           3          --               --                 3          --             3
Dividends                               --          --         (40)              --               (40)         --           (40)
                                ----------- ----------- ----------- ---------------- ----------------- ----------- -------------
BALANCE AT DECEMBER 31, 2016
  AS REVISED                             3       1,404         563              119             2,089          --         2,089

Net income                              --          --          10               --                10         (26)          (16)
Other comprehensive income              --          --          --              866               866          --           866
Capital contributions                   --          50          --               --                50          --            50
Dividends                               --          --        (215)              --              (215)         --          (215)
Non-cash contribution from
  non-controlling interests             --          --          --               --                --          24            24
Change in equity of
  non-controlling interests             --          --          --               --                --          56            56
                                ----------- ----------- ----------- ---------------- ----------------- ----------- -------------
BALANCE AT DECEMBER 31, 2017    $        3  $    1,454  $      358  $           985  $          2,800          54   $     2,854
                                =========== =========== =========== ================ ================= =========== =============

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                      2016            2015
                                                                                                       AS              AS
FOR THE YEARS ENDED DECEMBER 31,                                                      2017          REVISED         REVISED
--------------------------------------------------------------------------------  --------------  -------------   -------------
($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                                                 (16)            60             295
 Adjustments to reconcile net income to net cash provided by (used in) operating activities:
   Changes in fair value of equity fixed maturity securities and other
     investments                                                                             --             14             101
   Net investment (gains) losse                                                            (329)            47              14
   Change in fair value of derivatives and other derivative-related activity                853            (99)           (146)
   Net accretion and amortization                                                          (478)           (45)           (178)
   Interest credited to policyholder account balances less policy fees                    1,051            544             183
   Deferred income tax                                                                     (152)            33             104
   Reinsurance transactions and acquisitions, net of cash provided (used)                    --             --            (118)
   Changes in operating assets and liabilities:
 Change in premiums, notes receivable and reinsurance recoverable, net of
   reinsurance premiums                                                                     156           (262)            604
   Change in deferred acquisition costs                                                    (351)          (387)           (452)
   Change in accrued investment income                                                      (46)           (45)            (48)
   Change in policyholder liabilities and accruals, net                                     277            345             918
   Other, net                                                                               277             28            (400)
                                                                                  --------------  -------------   -------------
     Net cash provided by operating activities                                            1,242            233             877
                                                                                  --------------  -------------   -------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from disposals of available-for-sale fixed maturity securities                9,281         10,719           9,164
   Proceeds from maturities of available-for-sale fixed maturity securities                 168            127             208
   Proceeds from disposals of trading fixed maturity securities                              --             --             342
   Proceeds from disposals of equity securities                                             906             50              38
   Proceeds from mortgages sold, matured or collected                                       734            625             167
   Proceeds from disposals of other investments                                             853            823             326
   Purchase of available-for-sale fixed maturity securities                             (11,040)       (14,778)        (13,567)
   Purchase of trading fixed maturity securities                                             --             --             (83)
   Purchase of equity securities                                                           (988)          (117)            (63)
   Purchase of mortgages                                                                 (2,746)        (1,454)         (1,316)
   Purchase of other investments                                                         (1,734)          (863)           (591)
   Other, net                                                                                65            (53)              8
                                                                                  --------------  -------------   -------------
     Net cash used in investing activities                                               (4,501)        (4,921)         (5,367)
                                                                                  --------------  -------------   -------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Settlement of repurchase agreements                                                     (347)        (2,410)         (2,844)
   Proceeds from issuance of repurchase agreements                                          234          2,121           2,865
   Reinsurance transactions, net of cash provided (used)                                     25             --             442
   Additions to contractholder deposit funds                                              8,013          7,392           6,743
   Withdrawals from contractholder deposit funds                                         (4,414)        (2,960)         (2,757)
   Issuance of long-term debt                                                                --            365              --
   Payment of debt principal and origination fees                                            --             --             (45)
   Capital contributions                                                                     50              3             325
   Capital contributions from NCI                                                            56             --              --
   Dividends paid                                                                          (215)           (40)             --
                                                                                  --------------  -------------   -------------
     Net cash provided by financing activities                                            3,402          4,471           4,729
                                                                                  --------------  -------------   -------------

Net change in cash and cash equivalents                                                     143           (217)            239

Cash and cash equivalents, beginning of period                                            1,042          1,259           1,020
                                                                                  --------------  -------------   -------------
Cash and cash equivalents, end of period                                          $       1,185   $      1,042    $      1,259
                                                                                  ==============  =============   =============

SUPPLEMENTAL CASH FLOW INFORMATION
   Cash paid for interest                                                         $          36   $         12    $         10
   Income taxes paid                                                              $          --   $         --    $        179

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

Commonwealth Annuity and Life Insurance Company, a stock company of the Commonwealth of Massachusetts, (together with its subsidiaries the "Company," we, our or us) is a leading U.S. retirement and life insurance company focused on delivering meaningful long-term value for our customers and shareholder.

2. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or "U.S. GAAP." The preparation of financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of any contingent assets and liabilities at the date of the consolidated financial statements, and the amounts of revenues and expenses recognized during the reporting period. Amounts based on such estimates involve numerous assumptions subject to varying and potentially significant degrees of judgment and uncertainty, particularly related to the future performance of the underlying business. Actual experience could materially differ from these estimates and assumptions.

The most significant estimates are those used in determining valuation of policyholder liabilities, valuation of embedded derivatives, valuation and impairment of investments, amortization of deferred revenues and expenses and income taxes.

The Company is undergoing a conversion to a new life insurance administration system. In a limited number of cases, as a result of the conversion, the Company is using estimates for certain policyholder balances recorded in the consolidated financial statements. Any variances to the estimates will be recorded in future periods if estimates are revised or no longer utilized.

The consolidated financial statements include the results of operations and financial position of the Company and its subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

Certain reclassifications have been made to the previously reported amounts to conform to the current year presentation:

   - Created two new line items for funds withheld receivables at interest and funds withheld payables at interest on the Consolidated Balance Sheets, reclassifying reinsurance receivables (or payables) on funds withheld, or "FwH," (or modified coinsurance, or "modco") contracts from other reinsurance balances. Those line items include the Accounting Standards Codification 820 Implementation Issue B36 embedded derivatives, or "B36," value associated with the specific FwH (or modco) contracts;

   - B36 values associated with the specific FwH (or modco) reinsurance agreements noted above have been reclassified from derivative instruments receivable to funds withheld at interest in the Consolidated Balance Sheets. $85 million was reclassified to fund withheld receivable at interest and ($61) million was reclassified to funds withheld payable at interest as of December 31, 2016. Similarly, a balance of $95 million was reclassified from derivative instruments payable to funds withheld payable at interest;

   - Due to the movement of the FwH and modco assets into the new funds withheld receivable and payable at interest lines noted above, reinsurance recoverable of $1,740 million as of December 31, 2016 was reclassified to funds withheld receivable at interest in the Consolidated Balance Sheets. A balance of $4,986 million as of December 31, 2016 has been reclassified from reinsurance liabilities to funds withheld payable at interest in the Consolidated Balance Sheets. A balance of $87 million as of December 31,2016 has been reclassified from accrued expenses and other liabilities to funds withheld payable at interest in the Consolidated Balance Sheets;

   - The Company holds transportation and aviation assets for investment purposes. Transportation and aviation assets are now reflected as part of other invested assets in the Consolidated Balance Sheets. A balance of $67 million as of December 31, 2016 was previously included in other assets. A balance of $3 million was reclassified from other assets to accrued investment income as of December 31, 2016;

   - Net investment income now includes investment management expenses that were previously included in operating expenses net of amounts capitalized in the Consolidated Statements of Operations. Balances of $35 million and $23 million for the years ended December 31, 2016 and 2015, respectively, have been reclassified;

   - Transportation and aviation income has been reclassified from other income to net investment income and expenses from operating expenses net of amounts capitalized to net investment income in the Consolidated Statements of Operations. The balances reclassified from other income were $14 million and $17 million for the years ended December 31, 2016 and 2015, respectively, and from operating expenses net of amounts capitalized were $13 million and $12 million for the years ended December 31, 2016 and 2015, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

   - The mark-to-market unrealized gains/losses on trading securities is now included as part of net other investment gains (losses), excluding net other-than-temporary impairment losses recognized in earnings and is no longer a separate line item in the Consolidated Statements of Operations. Balances of $10 million and $80 million for the years ended December 31, 2016 and 2015, respectively, were reclassified;

   - Reinsurance agreement net investment income is now included as part of net investment income and is no longer a separate line item in the Consolidated Statements of Operations. Balances of $250 million and $222 million for the years ended December 31, 2016 and 2015, respectively, were reclassified. Of which, gains of $10 million and losses of $81 million for the years ended December 31, 2016 and 2015, respectively, were identified to be included in net other investment gains (losses), excluding net other-than-temporary impairment losses recognized in earnings in the Consolidated Statements of Operations; and,

   - All derivative activities are included in net other investment gains (losses), excluding net other-than-temporary impairment losses recognized in earnings in the Consolidated Statements of Operations. There is no longer a separate line item in benefits and expenses for derivative activities. Losses of $44 million and gains of $55 million for the years ended December 31, 2016 and 2015, respectively, were reclassified.

The 2016 and 2015 consolidated financial statements and footnotes have been revised for the items noted in Note 19 --"Revisions to 2016 and 2015 Audited Financial Statements."

SIGNIFICANT ACCOUNTING POLICIES

The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates related to such policies:

      ACCOUNTING POLICY                                                NOTE
      ---------------------------------------------------------   ----------------
      Investments                                                   4, 5, and 6
      Valuation and impairment of investments                         4 and 6
      Variable interest entities                                      4 and 6
      Embedded derivatives                                           5, 6 and 8
      Policyholder liabilities                                        6 and 8
      Deferred policy acquisition costs                                  7
      Value of business acquired                                         7
      Unearned revenue reserves and unearned front-end loads             7
      Closed blocks                                                      9
      Reinsurance                                                        10
      Income taxes                                                       14

INVESTMENTS

In the normal course of business, the Company enters into transactions involving various types of investments.

Investments include the following: U.S. government and agency obligations; asset-backed securities, or "ABS," commercial mortgage-backed securities, or "CMBS," residential mortgage-backed securities, or "RMBS," and collateralized loan obligations, or "CLOs," or together, "structured securities;" corporate bonds; state and political subdivision obligations; foreign government obligations; equity securities; mortgage and other loan receivables; policy loans; and other non-derivative investments. Investments are recorded on a trade-date basis.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

     AVAILABLE-FOR-SALE SECURITIES

The Company primarily accounts for its fixed maturity securities (including bonds, structured securities and redeemable preferred stock) and certain equity securities (including common stock and non-redeemable preferred stock) as available-for-sale, or "AFS." AFS fixed maturity securities and equity securities are carried at fair value, with unrealized gains and losses, net of tax, reported in accumulated other comprehensive income (loss) in the Consolidated Balance Sheets. In limited circumstances, the Company elects to apply the fair value option to equity securities, which are carried at fair value with unrealized gains and losses reported in the Consolidated Statements of Income. Realized investment gains and losses are recognized on a first-in first-out basis and are reported in net investment gains (losses) in the Consolidated Statements of Income. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairment, or "OTTI," amortization of premiums and accretion of discounts. Such amortization and accretion is calculated using the effective yield method and included in net investment income in the Consolidated Statements of Income. For structured securities, the Company recognizes interest income using a constant effective yield based on estimated cash flows generated from internal models utilizing interest rate, default and prepayment assumptions. Effective yields for structured securities that are not of high credit quality are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For structured securities that are of high credit quality, effective yields are recalculated based on payments received and updated prepayment expectations, and amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. Prepayment fees are recorded when earned in net investment income in the Consolidated Statements of Income.

     MORTGAGE AND OTHER LOAN RECEIVABLES

The Company purchases mortgage and other loan receivables, and these loans are carried at cost, less the allowance for loan losses and as adjusted for amortization/accretion of premiums/discounts. Loan premiums or discounts are amortized or accreted using the effective yield method. Interest income is accrued on the principal balance of each loan based on its contractual interest rate. Mortgage loans held by the Company are diversified by property type and geographic area throughout the U.S. Other loan receivables primarily consist of asset based lending facilities. The contracts governing these facilities include requirements for collateral maintenance, concentration limits and certain other covenants. Other loans also include investments in student loans, primarily to high credit profile borrowers. See Note 4 --"Investments" for additional information on mortgage and other loan receivables.

     POLICY LOANS

Policy loans represent loans the Company issues to contractholders which are fully collateralized by the cash surrender value of associated life insurance policies. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in net investment income in the Consolidated Statements of Income. Generally, interest is capitalized on the associated policy's anniversary date.

     OTHER INVESTMENTS

Other investments in the Consolidated Balance Sheets include the Company's investments in investment partnerships, for which the Company does not have voting control or power to direct activities. These investments are accounted for using the equity method of accounting unless the Company's interest is so minor that it has virtually no influence over partnership operating or financial policies. The equity method of accounting requires that the investments be initially recorded at cost and the carrying amount of the investment subsequently be adjusted to recognize the Company's share of the earnings and losses of the investee. In applying the equity method, the Company uses financial information provided by the investee, generally on a one to three month lag due to the timing of the receipt of related financial statements.

The Company consolidates investment partnerships and other entities when it is deemed to control or is considered the primary beneficiary of a variable interest entity, or "VIE." See Note 4 --"Investments" for additional information on VIEs.

The income from the Company's equity method investments is included in net investment income in the Consolidated Statements of Income. In limited circumstances, the Company elects to apply the fair value option to investment partnerships, which are carried at fair value with unrealized gains and losses reported in net other investment gains (losses) in the Consolidated Statements of Income. The contributions to and distributions from investment partnerships are classified as investing activities within the Consolidated Statements of Cash Flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Included in other investments are the Company's investments in renewable energy partnerships and limited liability corporations, or "LLCs." Respective investments are consolidated when the Company has control, or are accounted for using the equity method of accounting when the Company has the ability to exercise significant influence but not control. These investments involve tiered capital structures that facilitate a waterfall of returns and allocations to ensure the efficient use of tax credits. A conventional income statement oriented approach to the equity method of accounting, or to the recognition of non-controlling interests (when the Company is consolidating the investment), based on ownership percentages does not accurately reflect the proper allocation of income and cash flows for these investments. Instead, the Company uses the Hypothetical Liquidation at Book Value method, or "HLBV," which is a balance sheet oriented approach to the equity method of accounting and to the recognition of non-controlling interests that allocates income and cash flows based on changes to each investor's claim to net assets assuming a liquidation of the investee at each reporting date.

Investments in tangible assets included in other investments in the Consolidated Balance Sheets relate to the Company's consolidated investments in renewable energy entities and investments in transportation assets. Income on consolidated investments in renewable energy entities is earned from the sale of the energy generated, under long-term contracts. Income on investments in transportation assets is earned from the lease of these assets. The income, as well as the depreciation and other expenses associated with these tangible assets are reported in net investment income in the Consolidated Statements of Income. Tangible assets associated with renewable energy entities primarily comprise solar energy systems, which are depreciated on a straight-line basis over their estimated useful lives of 35 years. Transportation assets are primarily aircraft and railcars, which are depreciated to their estimated salvage value on a straight-line basis over their remaining useful lives. These useful lives generally range up to 25 years for aircraft and 45 years for railcars, as determined from the date of manufacture.

Other investments in the Consolidated Balance Sheets also include the Company's investments in life settlements which are accounted for using the investment method. Under the investment method, the Company's investments in life settlement contracts are initially measured at the transaction price plus initial direct costs, and ongoing costs to keep the policies in force are capitalized. Investments in Federal Home Loan Bank, or "FHLB," common stock are also included in other investments in the Consolidated Balance Sheets and are accounted at cost.

     CASH AND CASH EQUIVALENTS

Cash and cash equivalents in the Consolidated Balance Sheets include cash on hand, amounts due from banks, money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business. The Company considers all short-term highly liquid investments with original maturities of less than three months to be cash and cash equivalents. The Company also has invested cash in overnight tri-party reverse repurchase agreements, in which the Company receives investment grade, highly liquid securities as collateral from counterparties. Cash and cash equivalents are recorded at cost, which approximates fair value.

     DERIVATIVE INSTRUMENTS

The Company's derivative instruments are primarily used to hedge certain risks, including interest rate risk and equity market risk, and to a lesser extent foreign exchange and inflation risks. Derivatives are instruments that derive their values from underlying asset prices, indices, foreign exchange rates, reference rates, and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter, or "OTC," derivatives, or they may be listed and traded on an exchange, or "exchange-traded." Derivative instruments are recognized in either derivative assets, funds withheld receivable at interest, funds withheld payable at interest or accrued expenses and other liabilities in the Consolidated Balance Sheets at estimated fair value, with changes in fair value recorded in net other investment gains (losses) in the Consolidated Statements of Income.

See Note 4 --"Investments," Note 5 --"Derivative Instruments" and Note 6 --"Fair Value Disclosure of Financial Instruments" for additional information on derivative instruments.

OTHER-THAN-TEMPORARY IMPAIRMENTS

     AVAILABLE-FOR-SALE SECURITIES

One of the significant estimates related to AFS securities is the evaluation of those investments for OTTI. The evaluation of investments for OTTI is a quantitative and qualitative quarterly process that is subject to risks and uncertainties and involves significant estimates and judgments by management. Changes in the estimates and judgments used in such analysis can have a significant impact on the Company's Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company regularly reviews its AFS securities for declines in fair value that it determines to be other-than-temporary. For fixed maturity securities, the Company's ability and intent to sell a security, or whether it is more-likely-than-not that it will be required to sell the security, before the recovery of its amortized cost, is first considered. If the Company intends to sell a fixed maturity security with an unrealized loss or it is more likely than not that it will be required to sell a fixed maturity security with an unrealized loss before recovery of its amortized cost basis, OTTI is recognized and the amortized cost is written down to fair value, with a corresponding charge to net investment gains (losses) in the Consolidated Statements of Income.

The review of each fixed maturity in an unrealized loss position for OTTI includes an analysis of gross unrealized losses by severity and/ or the amount of time the security has been in an unrealized loss position. An extended and severe unrealized loss position on a fixed maturity security may not be reflective of the ability of the issuer to service all scheduled principal and interest payments. Accordingly, such an unrealized loss position may not impact the recoverability of all contractual cash flows or the ability to recover an amount at least equal to the investment's amortized cost based on the present value of the expected future cash flows to be collected. As a result, all the facts and circumstances available relevant to the duration and severity of the loss position are analyzed, including changes in market interest rates, credit issues, changes in business climate, management changes, litigation, government actions, and other similar factors that may impact the issuer's ability to meet current and future principal and interest obligations. Indicators of credit impairment may include changes in the issuers' credit ratings, the frequency of late payments, pricing levels, and deterioration in any, or a combination of, key financial ratios, financial statements, revenue forecasts, and cash flow projections.

Expected future cash flows for structured securities include assumptions about key systemic risks (e.g., unemployment rates, housing prices) and loan-specific information (e.g., delinquency rates, loan-to-value ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. For corporate and government bonds the recoverable value is determined using cash flow estimates that consider facts and circumstances relevant to the security and the issuer, including overall financial strength and secondary sources of repayment as well as pending restructuring or disposition of assets. Where information for such cash flow estimates is limited or deemed not reliable, fair value is considered the best estimate of the recoverable value.

For impaired fixed maturity securities that the Company does not intend to sell, and will not be required to sell, the Company bifurcates the impairment into two components: credit impairment and non-credit impairment. Credit impairments are measured as the difference between the security's cost or amortized cost and its estimated recoverable value, which is the present value of its expected future cash flows discounted at the current effective interest rate. The remaining difference between the security's fair value and the recoverable value is the non-credit impairment. Credit impairments are charged to net investment gains (losses) in the Consolidated Statements of Income and non-credit impairments are charged to accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.

In periods subsequent to the recognition of the credit related impairment components of OTTI on a fixed maturity investment, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in the Consolidated Statements of Income over the remaining term of the fixed maturity in a prospective manner based on the amount and timing of estimated future cash flows.

For equity securities, the Company's ability and intent to hold the security for a period of time that allows for the recovery in value is considered in determining whether there is an OTTI. In making this determination, management applies judgment in assessing the condition of the issuer, its near-term prospects and all relevant facts and circumstances. OTTI for equity securities is measured as the difference between the security's cost and its fair value, and this OTTI is charged to net investment gains (losses) in the Consolidated Statements of Income.

     OTHER CLASSES OF INVESTMENTS

The determination of the amount of allowances and impairments on other classes of investments also requires significant judgment and is based upon a periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such assessments are revised as conditions change and new information becomes available.

Write-downs and allowances for losses on mortgages and other loan receivables are established when the underlying value of the collateral is deemed to be less than the carrying value, or it is otherwise probable that the Company will be unable to collect all contractual amounts due.

Impairment of consolidated renewable energy assets and transportation assets is assessed whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. When indicators of impairment are present, a recoverability test is performed to determine if the sum of the estimated undiscounted future cash flows attributable to the assets is greater than the carrying amount. If the undiscounted estimated future cash flows are less than the carrying amount, an impairment loss is recognized based on the amount by which the carrying amount exceeds its estimated fair value.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Investments in life settlements are monitored for impairment quarterly. An impairment loss is recognized if the expected undiscounted cash inflows (that is, the insurance proceeds) are less than the carrying amount of the investment plus anticipated undiscounted future premiums and capitalizable direct external costs, if any. An impairment loss is recognized by writing the life settlement contract down to its fair value.

VARIABLE INTEREST ENTITIES

In the ordinary course of business, the Company invests in certain entities subject to analysis under the VIE consolidation model. An entity is a VIE if it has equity investors who lack the characteristics of a controlling financial interest or it does not have sufficient equity at risk. The Company analyzes each investment to determine whether it is a VIE or not, and if so, whether the Company is the primary beneficiary or a significant variable interest holder based on a qualitative and quantitative assessment. This assessment includes consideration as to whether or not the Company has the power to direct the activities of the VIE that most significantly impact its economic performance and whether or not the Company has either the obligation to absorb losses or the right to receive returns from the VIE that could be significant to the VIE. The Company evaluates the design of the entity, the risks to which the entity was designed to expose the variable interest holder and the extent of the Company's control of and variable interest in the VIE. The Company consolidates VIEs for which it meets the requirements of a primary beneficiary.

See Note 4 --"Investments" and Note 6 --"Fair Value Disclosure of Financial Instruments" for additional information on VIEs.

DEFERRAL AND AMORTIZATION OF CERTAIN REVENUES AND EXPENSES

     DEFERRALS

Deferred Policy Acquisition Costs, or "DAC," in the Consolidated Balance Sheets consist of commissions and other costs that are directly related to the successful acquisition of new or renewal life insurance or annuity contracts. Deferred sales inducements, or "DSI," are generated by annuities that offer enhanced crediting rates or bonus payments to policyholders and included in other assets in the Consolidated Balance Sheets.

Value of Business Acquired, or "VOBA," in the Consolidated Balance Sheets represents the difference between the carrying value of the purchased in-force insurance contract liabilities at that time of the business combination and the estimated fair value of insurance and reinsurance contracts.

Revenues from certain universal life, or "UL," insurance products are deferred to future periods and an unearned revenue reserve, or "URR," liability is established. The amount deferred is equal to the excess of the revenue collected over an estimate of the ultimate future level of these revenues and included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

Deferred revenue liability, or "DRL," represents the liability offset to the deferred gain arising from the amendment of reinsurance agreements that changed from FwH to coinsurance. The amendment resulted in a gain and the DRL offset because the Company no longer records these liabilities at fair value. DRL is included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

For certain preneed contracts, the gross premium is in excess of the benefit reserve plus additional insurance liability. An unearned front-end load, or "UFEL," is established to defer the recognition of this front-end load. UFEL is included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

DAC, VOBA, DSI, DRL, URR and UFEL, or together, "deferred revenues and expenses," are deferred and amortized over the expected lives of the respective contracts.

     AMORTIZATION

For interest-sensitive products (FIA and variable annuities, or "VA," most UL including preneed contracts and variable universal life, or "VUL"), DAC, VOBA, and DSI assets are generally amortized in proportion to actual historical gross profits and estimated future gross profits over the estimated lives of the contracts. The amount of gross profit consists principally of investment returns (including hedge gains and losses) in excess of the amounts credited to policyholders, asset-based and other policy fees, and surrender charges reduced by death and other excess benefits and expenses. Numerous factors including mortality, benefit utilization, surrender activity, premium persistency, and the economic environment influence the level and timing of gross profits.


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Estimated gross profits are updated each reporting period with actual gross profits as part of the amortization process for the interest-sensitive policies. When actual gross profits are higher in the period than had been previously estimated, more amortization is recognized than planned. When actual gross profits are lower than had been previously estimated, less amortization is recognized than planned. These relationships hold provided that future estimates of gross profits remain unchanged, which may not always be true.

When a different basis of amortization is determined to be more representative of the economics, such as when negative estimated gross profits or margins occur, an alternative basis of amortization may be selected for both DAC and VOBA.

For UL products with secondary guarantees, DAC and VOBA are amortized in proportion to the pattern of policyholder death benefits in-force, which better reflects the future consumption of economic benefits. For most term and whole life products, DAC and VOBA are amortized in proportion to premium revenue recognized.

DRL is amortized on a straight-line basis for whole life and term life insurance policies. For annuities, UL and IUL policies, DRL is amortized in proportion to the pattern of policyholder death benefits in-force.

URR is amortized consistent with the amortization of DAC on similar products. UFEL is amortized consistent with the method used in the amortization of DAC and VOBA for preneed contracts.

The key assumptions used in the calculation of the amortization of DAC, VOBA and DSI are periodically updated as part of the assumptions review process, which results in revisions to the estimated future gross profits. The effects of changes in assumptions are recorded as unlocking in the period in which the changes are made. The following are types of changes to future assumptions that would generally result in a negative unlocking (i.e., an acceleration of amortization resulting in a reduction to net income): lower equity returns, lower investment returns, higher operating expenses, higher mortality and unfavorable lapses.

The carrying amounts of DAC, VOBA, DSI, URR and UFEL are adjusted for the effects of realized and unrealized gains and losses on debt and equity securities classified as AFS and certain derivatives.

See Note 7 --"Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue Reserves and Unearned Front-End Loads" for additional information about DAC, VOBA, DSI, URR and UFEL.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of VA and VUL insurance contractholders and certain pension funds. The Company reports separately, as assets and liabilities, investments held in the separate accounts and liabilities of separate accounts if: (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (3) investments are directed by the contract owner or participant; and (4) all investment performance, net of contract fees and assessments, is passed through to the contract owner.

Separate account assets consist principally of mutual funds at fair value. The investment income and gains and losses of these accounts generally accrue to the contractholders and therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed and earned on fund values of these contracts which are presented as a component of policy fees in the Consolidated Statements of Income. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting accrue to and are borne by the contractholder.

See Note 8 --"Policyholder Liabilities" for additional information about liabilities for minimum guarantees.

POLICYHOLDER LIABILITIES

Policyholder liabilities, or collectively, "reserves," are the portion of past premiums or assessments received that are set aside to meet future policy and contract obligations as they become due. Interest accrues on these reserves and on future premiums, which may also be available to pay for future obligations. The Company establishes reserves to pay future policyholder benefits, claims, and certain expenses for its life policies and annuity contracts.

Reserves are estimates based on models that include many actuarial assumptions and projections. These assumptions and projections, which are inherently uncertain, involve significant judgment, including assumptions as to the levels and/or timing of premiums, benefits, claims, expenses, interest credits, investment results (including equity market returns), mortality, longevity, and persistency.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The assumptions on which reserves are based are intended to represent an estimation of experience for the period that policyholder benefits are payable. The adequacy of these reserves and the assumptions underlying those reserves are reviewed at least annually. The Company cannot, however, determine with precision the amount or the timing of actual policyholder benefit payments. If actual experience is better than or equal to the assumptions, then reserves would be adequate to provide for future policyholder benefits and expenses. If experience is worse than the assumptions, additional reserves may be required to meet future policy and contract obligations. This would result in a charge to the Company's net income during the period in which excess policyholder benefits are paid or an increase in reserves occurs.

For a majority of the Company's in-force policies, including its UL policies and most annuity contracts, the base policy reserve is equal to the account value. For these products, the account value represents the Company's obligation to repay to the policyholder the amounts held on deposit. However, there are several significant blocks of business where additional policyholder reserves are explicitly calculated, including VA, FIA, UL with secondary guarantees, IUL and preneed policies.

FIXED-RATE AND FIXED-INDEXED ANNUITIES

Contractholder deposits fund reserves for FIAs earning a fixed rate of interest and certain other fixed-rate annuity products are computed under a retrospective deposit method and represent policyholder account balances before applicable surrender charges.

Certain of the Company's FIA products enable the policyholder to allocate contract value between a fixed crediting rate and strategies which reflect the change in the value of an index, such as the Standard & Poor's, or "S&P," 500 Index, or other indices. These products are accounted for as investment-type contracts. The liability for these products consists of a combination of the underlying host contract and an embedded derivative value. The liability for the underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability is determined in a manner consistent with the accounting for a deposit liability under the "constant yield method." All future host balances are determined as: (1) the initial host balance; (2) plus interest; (3) less applicable policyholder benefits. The interest rate used in the prior roll forward is re-determined on each valuation date, per the constant yield method. The embedded derivative component's fair value is based on an estimate of the policyholders' expected participation in future increases in the relevant index. The fair value of this embedded derivative component includes assumptions, including those about future interest rates and investment yields, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the respective index option. The host contract liability and embedded derivative are recorded in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets, with changes in value of the liabilities recorded in policy benefits and claims in the Consolidated Statements of Income.

Contractholder deposit funds reserves for certain assumed blocks of fixed-indexed and fixed-rate annuity products are accounted for as investment-type contracts. A net liability (consisting of the benefit reserve plus deferred revenue liability less DAC) is established at inception and amortized under the constant yield method.

     GUARANTEED BENEFITS

Certain fixed-rate and FIA contracts provide the contractholder with Guaranteed Minimum Death Benefits, or "GMDB," and/or Guaranteed Minimum Withdrawal Benefits, or "GMWB." The associated reserves for these benefits are calculated by estimating the present value of total expected (excess) benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract, or "benefit ratio," and multiplying this ratio by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative benefit payments plus interest on the reserves. The liabilities are included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. The change in the reserve is included in policy benefits and claims in the Consolidated Statements of Income.

     LONG-TERM CARE BENEFITS

Certain fixed-rate contracts provide the contractholder with long-term care benefits. The long-term care benefit permits access to the policy's account value, along with a supplemental rider benefit value, free of a surrender charge, to reimburse the policyholder for certain qualified long-term care expenses. Such qualified long-term care benefits are capped to a maximum multiple of three times the account value. The liabilities for these benefits are calculated by using the benefit ratio multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative benefit payments plus interest on the reserves. The change in the reserve is included in policy benefits and claims in the Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

VARIABLE ANNUITIES

Variable annuity contracts offered and assumed by the Company provide the contractholder with various combinations of GMDB, Guaranteed Minimum Income Benefits, or "GMIB," and GMWB. The liabilities for these benefits are included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

The liabilities for GMDB and GMIB are calculated by using the benefit ratio multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative benefit payments plus interest on the reserves. The change in the reserve is included in policy benefits and claims in the Consolidated Statements of Income.

The GMWB is considered an embedded derivative, which is required to be bifurcated. The bifurcation of the GMWB is based on an implied return of premium, or "ROP," approach, in which the Company segregates cash outflows between ROP and other cash flows.

The liability for the GMWB is bifurcated into two separate and distinct components:

   - An embedded derivative which is held for GMWB payments made in support of the implied ROP and recorded at fair value; and,

   - An additional insurance liability which is held for the additional GMWB payments (over and above what supports the implied ROP).

The ROP cash flows (i.e., the cash flows that support an implied repayment of premium deposits) represent the embedded derivative and are used to calculate the fair value of this liability. The remaining cash flows represent a life contingent liability that are used to calculate the additional insurance liability.

The liabilities for the life contingent GMWB are calculated by using the benefit ratio multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative benefit payments plus interest on the reserves. The change in the reserve is included in policy benefits and claims in the Consolidated Statements of Income.

UNIVERSAL LIFE POLICIES

For UL policies, the base benefit reserves are deemed to be equal to the policyholder account value.

Contractholder deposit funds reserves for IUL with returns linked to the performance of a specified market index are equal to the sum of two components:
(1) the fair value of the embedded derivative; and (2) the host (or guaranteed) component. The fair value of the embedded derivative component is based on the fair value of the policyholders' expected participation in future increases in the relevant index. The fair value of this embedded derivative component includes assumptions, including those about future interest rates and investment yields, future costs for options used to hedge the contract obligations, projected benefits, and the level and limits on contract participation in any future increases in the respective index option.

The initial host balance is established at the time of premium payment and is equal to the total account value less the embedded derivative component. Thereafter, the balance of the host component is determined in a manner consistent with the accounting for a deposit liability under the "constant yield method." All future host balances are determined as: (1) the initial host balance; (2) plus interest; (3) less applicable policyholder benefits. The interest rate used in the prior roll forward is re-determined on each valuation date, per the constant yield method.

For the year ended December 31, 2017, the average interest crediting rate for IUL is 9.15%. The Company holds additional liabilities for UL products with secondary guarantees, sometimes referred to as no-lapse guarantees, or "NLG."

See Note 8 --"Policyholder Liabilities" for additional information about indexed and fixed UL contractholder deposit funds reserves.

VARIABLE UNIVERSAL LIFE POLICIES

Certain assumed VUL policies include several forms of secondary guarantees. The Company holds additional liabilities for its secondary guarantees as discussed above.

See Note 8 --"Policyholder Liabilities" for additional information about VUL policies.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

PRENEED POLICIES

The Company's preneed life insurance contracts are accounted for as UL-type contracts which require that the retrospective deposit method be used. That accounting method establishes a liability for policyholder benefits in an amount determined by the account or contract balance that accrues to the benefit of the policyholder. This account value is deemed to be equal to the contract's statutory cash surrender value. The majority of the Company's preneed insurance contracts feature death benefits with a discretionary death benefit growth rate. The Company has the discretion to adjust these rates up or down. The Company has established an additional reserve for expected future discretionary benefits which is reflected as contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. The Company has also issued preneed insurance contracts with crediting rates tied to inflation as measured by the Consumer Price Index, or "CPI."

WHOLE AND TERM LIFE

The Company has established liabilities for amounts payable under insurance policies, including whole life insurance and term life insurance policies. Generally, liabilities for these policies are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected net premiums. Principal assumptions used in the establishment of liabilities for future policyholder benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate for the respective product. These assumptions, which include provisions for adverse deviations, are established at the time the policy is issued and are intended to estimate the experience for the period the policyholder benefits are payable. By utilizing these assumptions, liabilities are established on a block-of-business basis. For whole life and term long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are locked-in upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the Company to establish premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policyholder benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policyholder benefits and expenses. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Future policyholder benefit liabilities for participating whole life insurance policies are equal to the aggregate of: (1) net level premium reserves for death and endowment policyholder benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 6.5% and mortality rated guarantee in calculating the cash surrender values described in such contracts); and (2) the liability for terminal dividends.

Future policyholder benefit liabilities for non-participating whole life and term life insurance policies are equal to the aggregate of the present value of expected future policyholder benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to the mortality and persistency are based upon the Company's experience when the basis of the liability is established, and are periodically updated. Interest rate assumptions for the aggregate future policyholder benefit liabilities range from 2.0% to 7.5%, calculated based on the portfolio rate, net of investment expenses.

OUTSTANDING CLAIMS

Outstanding claims include amounts payable relating to in course of settlement and incurred but not reported claim liabilities. In course of settlement claim liabilities are established for policies when the Company is notified of the death of the policyholder but the claim has not been paid as of the reporting date. Incurred but not reported claim liabilities are determined using studies of past experience and are estimated using actuarial assumptions of historical claims expense, adjusted for current trends and conditions. These estimates are continually reviewed and the ultimate liability may vary significantly from the amounts initially recognized, which are reflected in net income in the period in which they are determined. Changes in policyholder and contract claims are recorded in policy benefits and claims in the Consolidated Statements of Income.

CLOSED BLOCKS

Through its insurance subsidiaries, the Company has acquired several closed blocks of participating life insurance policies. The Company has elected to account for the closed block policyholder liabilities using the fair value option.

The assets and cash flow generated by the closed blocks inure solely to the benefit of the holders of policies included in the closed blocks. All closed block assets will ultimately be paid out as policyholder benefits and through policyholder dividends. In the event that the closed blocks' assets are insufficient to meet the benefits of the closed blocks' benefits, general assets of the Company would be used to meet the contractual benefits to the closed blocks' policyholders.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The closed block liabilities are measured at fair value, which comprises the fair value of the closed block assets plus the present value of projected expenses including commissions and the cost of capital charges associated with the closed blocks. In calculating the present value, the Company used a discount rate based on current U.S. treasury rates, with a risk margin to reflect uncertainties in the closed block liability and a provision for the Company's own credit risk.

Effective December 1, 2015, the Company entered into coinsurance agreements which ceded substantially all the policies in the First Allmerica Financial Life Insurance Company, or "FAFLIC," closed block and one of the closed blocks acquired through the Accordia Life and Annuity Company, or "Accordia," acquisition. At treaty inception, the Company reported ceded premium of $1,399 million and ceded policy benefits of $1,410 million in the Consolidated Statements of Income.

See Note 9 --"Closed Blocks" and Note 10 --"Reinsurance" for additional information about the Company's closed blocks.

REINSURANCE

The Company seeks to diversify risk and limits its overall financial exposure through reinsurance. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance, modco, or FwH coinsurance basis. Reinsurance accounting is applied for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policyholder benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

The cost of reinsurance, which includes premiums paid by the Company to the reinsurance counterparty, is deferred and amortized over the reinsurance contract period for short-duration contracts, or over the terms of the reinsured policies on a basis consistent with the reporting of those policies for long-duration contracts. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. There were no amounts deemed uncollectible as of December 31, 2017 or 2016.

See Note 10 --"Reinsurance" for additional information about reinsurance.

LOSS CONTINGENCIES

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Loss contingencies include regulatory judgments, claims, assessments, guarantees, pending or threatened litigation, recourse reserves, fines, penalties and environmental remediation costs. Amounts related to loss contingencies are accrued and recorded in accrued expenses and other liabilities in the Consolidated Balance Sheets if it is probable that a loss has been incurred and the amount can be reasonably estimated, based on the Company's best estimate of the ultimate outcome.

See Note 17 --"Commitments and Contingencies" for additional information about loss contingencies.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to whole life and term life insurance contracts and payout contracts with life contingencies are recognized in premiums in the Consolidated Statements of Income when due from the contractholders.

Amounts received as payment for UL and investment-type contracts are reported as deposits to contractholder account balances and recorded in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. Amounts received as payment for the Company's fixed fund VAs are reported as a component of contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. Revenues from these contracts consist primarily of fees assessed against the contractholder account balance for mortality, policy administration, separate account administration and surrender charges, and are reported in policy fees in the Consolidated Statements of Income. Additionally, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio, which is reported in net investment income in the Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Fees assessed that represent compensation to the Company for benefits to be provided in future periods and certain other fees are established as a URR liability and amortized into revenue over the expected life of the related contracts in proportion to estimated gross profits in a manner consistent with DAC for these contracts. URR is reported in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets and amortized into policy fees in the Consolidated Statements of Income. Benefits and expenses for these products include claims in excess of related account balances, expenses for contract administration and interest credited to contractholder account balances in the Consolidated Statements of Income.

OTHER INCOME

Other income is primarily comprised of administration, management fees and distribution fees.

See Note 12 --"Composition of Other Assets, Liabilities, Income and Expenses" for additional information about other income.

INCOME TAXES

The Company operates certain subsidiaries in jurisdictions where they are subject to taxation. Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax basis of assets and liabilities. Such temporary differences are primarily due to the tax basis of reserves, DAC, unrealized investment gains/losses, reinsurance balances, embedded derivatives, and net operating loss, or "NOL," carryforwards. Changes in deferred income tax assets and liabilities associated with components of other comprehensive income (loss) are recorded directly to accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.

The Company evaluates the likelihood of realizing the benefit of deferred tax assets and may record a valuation allowance if, based on all available evidence, the Company determines that it is more likely than not that some portion of the tax benefit will not be realized. The Company adjusts the valuation allowance if, based on its evaluation, there is a change in the amount of deferred income tax assets that are deemed more likely than not to be realized.

The Company recognizes tax positions in the consolidated financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the consolidated financial statements.

The Company records the effect of changes in tax laws or rates at the date of enactment. In the U.S., the enactment date is considered to be the date that the President signs the legislation. The total effect of a tax law or rate change on the deferred tax balance is recorded as a component of tax expense related to continuing operations for the period in which the law is enacted.

Such tax changes can create disproportionate tax effects, or stranded amounts in other comprehensive income, or "OCI," for AFS debt securities. The Company's accounting policy for clearing disproportionate tax effects relating to AFS debt securities is the aggregate portfolio approach. Under the aggregate portfolio approach, the disproportionate tax effect remains intact as long as the investment portfolio remains.

The Company reports interest expense related to income tax matters in income tax (benefit) expense, and income tax penalties in general and administrative expenses in the Consolidated Statements of Income.

See Note 14 --"Income Taxes" for additional information about income taxes.

FOREIGN CURRENCY

Assets and liabilities denominated in non-U.S. currencies are translated at rates of exchange prevailing on the date of the balance sheet and revenues and expenses are translated at average rates of exchange for the relevant period. Foreign currency re-measurement gains or losses on transactions in non-functional currencies are recognized in net investment gains (losses) in the Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

DEFINITION OF A BUSINESS

In January 2017, the Financial Accounting Standards Board, or "FASB," issued new guidance on business combinations to clarify when a set of transferred assets and activities is a business. If assessed as a business, the transfer of assets is accounted for as a business combination instead of an asset acquisition. This assessment could have relevance to the Company's accounting for both future legal entity acquisitions and the reinsurance of blocks of insurance business. The new guidance provides a screen to determine when a set is not a business. The screen requires that when substantially all the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or group of similar assets, the set is not a business. Therefore, the adoption of this standard will result in fewer acquisitions qualifying as businesses. As permitted under the standard, the Company early adopted its provisions effective January 1, 2017 on a prospective basis. The adoption of this standard did not impact the consolidated financial statements.

EQUITY METHOD AND JOINT VENTURES

In March 2016, the FASB issued guidance to simplify the transition to equity method when as a result of an increase in the level of ownership or degree of influence an investment then qualifies for the use of the equity method. The guidance requires that the equity method investor add the cost of acquiring the additional interest in the investee to the current basis of the investor's previously held interest and adopt the equity method as of the date the investment becomes qualified for equity method accounting. The Company adopted the standard effective January 1, 2017. The adoption of this standard did not impact the consolidated financial statements.

BUSINESS COMBINATIONS -- MEASUREMENT PERIOD ADJUSTMENTS

In September 2015, the FASB issued new guidance on business combinations, simplifying the accounting for measurement-period adjustments. The new guidance requires adjustments to provisional amounts recorded in connection with a business combination that are identified during the measurement period to be recorded in the reporting period in which the adjustment amounts are determined, rather than as retroactive adjustments to prior periods. The Company adopted the standard effective January 1, 2016. The adoption of this standard did not impact the consolidated financial statements.

FAIR VALUE MEASUREMENT

In May 2015, the FASB issued new guidance on fair value measurement. The new guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share (or its equivalent) practical expedient. In addition, the amendments remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The Company adopted the standard effective January 1, 2016. The adoption of this standard did not impact the consolidated financial statements.

CUSTOMER'S ACCOUNTING FOR FEES PAID IN A CLOUD COMPUTING ARRANGEMENT

In April 2015, the FASB issued new guidance on accounting for fees paid in a cloud computing arrangement. The standard clarifies the accounting requirements for recognizing cloud computing arrangements. If an entity purchases a software license through a cloud computing arrangement, as defined in the standard, the software license should be accounted for in a manner consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract. The Company adopted the standard prospectively effective January 1, 2016. The adoption of this standard did not materially impact the consolidated financial statements.

CONSOLIDATION

In February 2015, the FASB issued new guidance to improve consolidation guidance for legal entities. The standard is intended to improve consolidation accounting guidance related to limited partnerships, or "LPs," LLCs and securitization structures. The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a LP, clarifies when fees paid to a decision maker should be a factor in the VIEs consolidation evaluation and reduces the VIEs consolidation models from two to one by eliminating the indefinite deferral for certain investment funds. The Company adopted the standard effective January 1, 2016. The adoption of this standard did not impact the consolidated financial statements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

REPURCHASE TO MATURITY TRANSACTIONS AND REPURCHASE FINANCINGS

Effective January 1, 2015, the Company adopted guidance requiring repurchase to maturity transactions and repurchase financing arrangements to be accounted for as secured borrowings and providing for enhanced disclosures, including the nature of collateral pledged and the time to maturity. The standard eliminates a distinction in current U.S. GAAP related to certain repurchase agreements, and amends current U.S. GAAP to require repurchase to maturity transactions linked to repurchase financings to be accounted for as secured borrowings, consistent with the accounting for other repurchase agreements. The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements and information about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. The Company has provided these enhanced disclosures in Note 4 --"Investments." The adoption of this standard did not materially impact the consolidated financial statements.

FINANCIAL ASSETS OR LIABILITIES

In August 2014, the FASB issued new guidance around measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. The new guidance provides that an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. The standard eliminates the measurement difference that exists when both are measured at fair value. The Company adopted the standard effective January 1, 2016. The adoption of this standard did not impact the consolidated financial statements.

ACCOUNTING FOR SHARE-BASED PAYMENTS WITH PERFORMANCE TARGETS

In June 2014, the FASB issued new guidance that clarifies the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance requires that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. The Company adopted the standard effective January 1, 2016. The adoption of this standard did not impact the consolidated financial statements.

REPORTING DISCONTINUED OPERATIONS

In April 2014, the FASB provided updated guidance for reporting discontinued operations. Discontinued operations may include a component or group of components of an entity, or a business or non-profit activity. A disposal of a component of an entity or a group of components of an entity is required to be reported in discontinued operations if the disposal represents a strategic shift that has (or will have) a major effect on an entity's operations and financial results. Disposals of equity method investments, or those reported as held-for-sale, must be presented as a discontinued operation if they meet the new definition. It also requires entities to provide disclosures about the disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation. The Company adopted the standard effective January 1, 2015. The adoption of this standard did not impact the consolidated financial statements.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

RECLASSIFICATION OF CERTAIN TAX EFFECTS FROM ACCUMULATED OTHER COMPREHENSIVE INCOME

In February 2018, the FASB issued new guidance that would permit a reclassification from accumulated other comprehensive income, or "AOCI," to retained earnings of the stranded tax effects resulting from application of the new federal corporate income tax rate. Under the guidance, entities have the option to reclassify from AOCI to retained earnings those stranded tax effects resulting from the newly enacted federal corporate income tax rate and provide relevant disclosures. The amount of that reclassification would be the difference between: (1) the amount initially charged or credited directly to other comprehensive income at the previously applicable federal corporate income tax rate that remains in AOCI; and (2) the amount that would have been charged or credited using the newly enacted federal corporate income tax rate, excluding the effect of any valuation allowance previously charged to income from continuing operations. The Company is currently assessing the impact of the standard on the consolidated financial statements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

TARGETED IMPROVEMENTS TO ACCOUNTING FOR HEDGING ACTIVITIES

In August 2017, the FASB issued new guidance to better align risk management activities and financial reporting for hedging relationships through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results. The amendments expand and refine hedge accounting for both nonfinancial and financial risk components and align the recognition and presentation of the effects of the hedging instrument and the hedged item in the financial statements. The amendments also include certain targeted improvements to ease the application of current guidance related to the assessment of hedge effectiveness. Disclosure requirements have also been modified. For public business entities, the amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early application is permitted. The amended presentation and disclosure guidance is required to be applied prospectively, except any changes impacting existing hedging relationships that are required to be applied using a modified retrospective approach. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

GAINS AND LOSSES FROM THE DE-RECOGNITION OF NONFINANCIAL ASSETS

In February 2017, the FASB issued an accounting standard that clarifies the scope and application of Other Income - Gains and Losses from the De-recognition of Nonfinancial Assets, to the sale or transfer of nonfinancial assets and in substance nonfinancial assets to non-customers, including partial sales. The standard is effective on January 1, 2018 and may be applied retrospectively to each period presented or through a cumulative effect adjustment to retained earnings at the date of adoption (modified retrospective approach). The Company has evaluated the new standard and determined that it will not significantly impact the consolidated financial statements. The Company will adopt the standard on January 1, 2018.

RESTRICTED CASH

In November 2016, the FASB issued new guidance on restricted cash. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown in the Consolidated Statements of Cash Flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. For public business entities, the new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a retrospective basis. The Company has evaluated the new standard and determined that it will not significantly impact the consolidated financial statements. The Company will adopt the standard on January 1, 2018, providing enhanced disclosures of restricted cash.

INCOME TAXES ON INTRA-ENTITY TRANSFERS OF ASSETS OTHER THAN INVENTORY

In October 2016, the FASB issued an accounting standard that will require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset is sold to a third party. The Company has evaluated the new standard and determined that it will not significantly impact the consolidated financial statements. The Company will adopt the standard on January 1, 2018.

CLASSIFICATION OF CERTAIN CASH RECEIPTS AND CASH PAYMENTS ON STATEMENT OF CASH FLOWS

In August 2016, the FASB issued new guidance on the statements of cash flows to address diversity in practice in how certain cash receipts and cash payments are classified. The amendments provide clarity on the treatment of eight specifically defined types of cash inflows and outflows. The Company has evaluated the new standard and determined that it will not significantly impact the Consolidated Statements of Cash Flows. The Company will adopt the standard on January 1, 2018. by reclassifying certain equity method distributions from investing activities to operating activities on the Consolidated Statements of Cash Flows.

CREDIT LOSSES ON FINANCIAL INSTRUMENTS

In June 2016, the FASB issued new guidance on the measurement of credit losses on financial instruments, including reinsurance recoverables. This guidance replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance also requires that an OTTI on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but as a reversal of the previous impairment that is recognized immediately. In addition, the guidance requires enhanced disclosures. The Company is currently evaluating the impact of this guidance on its consolidated financial statements. The Company plans to adopt the standard on January 1, 2020.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

LEASING TRANSACTIONS

In February 2016, the FASB issued new guidance on leasing transactions. For lessees, the primary change in guidance affects operating leases. The guidance requires a lessee to an operating lease with a term of more than 12 months to recognize an asset, representing a lessee's right to use an asset during the lease term, and a corresponding lease liability, representing the present value of lease payments, on their balance sheets. The new guidance will also require new disclosures. The new guidance is effective for public entities for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted. For lessors, the new guidance is largely unchanged from previous U.S. GAAP. The Company is currently quantifying the recognition of a right to use asset and lease liability for its operating leases as well as evaluating other impacts of this guidance on its consolidated financial statements. The Company plans to adopt the standard on January 1, 2019.

FINANCIAL INSTRUMENTS

In January 2016, the FASB issued new guidance on the recognition and measurement of financial instruments. The new guidance changes the current accounting to require equity investments, that are not subject to consolidation or the equity method of accounting, to be measured at fair value with changes in fair value recognized in earnings. In addition, under this guidance, the presentation of changes in the fair value of financial liabilities measured under the fair value option due to instrument-specific credit risk will be presented in OCI. The guidance also adds certain disclosures associated with the fair value of financial instruments carried at amortized cost. The standard is to be applied through a cumulative effect adjustment to beginning retained earnings in the balance sheet as of the beginning of the year of adoption. The Company has evaluated the new standard and determined that it will not significantly impact the consolidated financial statements. The Company will adopt the standard on January 1, 2018, and will record a cumulative effect adjustment to beginning retained earnings and to OCI related to unrealized gains on equity investments and to the own credit risk associated with financial liabilities measured at fair value.

REVENUE RECOGNITION

In May 2014, the FASB issued a comprehensive new revenue recognition standard, which is effective for fiscal years beginning after December 15, 2017. This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity's performance obligation. The standard may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. The Company has evaluated the new standard and determined that it will not significantly impact the consolidated financial statements. The Company will adopt the standard on January 1, 2018.

3. SIGNIFICANT TRANSACTIONS

REINSURANCE TRANSACTIONS AND PURCHASE OF PARTNERSHIP INTERESTS

In December 2017, the Company entered into a binder agreement committing it to enter into reinsurance agreements to reinsure approximately $9 billion of FA and payout annuity reserves on a coinsurance basis from Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, subsidiaries of Hartford Life, Inc., immediately following the closing of the sale of all of the issued and outstanding capital stock of Hartford Life, Inc., or the "Talcott Sale." Upon completion of the reinsurance transactions, approximately $9 billion of assets will be transferred to the Company. The Company also entered into a binder agreement committing it to enter into retrocession agreements to cede approximately $850 million of payout annuity reserves on a FwH coinsurance basis to a third-party reinsurer.

The Company also agreed to enter into an investment management agreement with Hartford Investment Management Company, or "HIMCO," whereby HIMCO, immediately following the closing of the Talcott Sale, will manage for the Company at all times during a five-year term a minimum of 35% of the fair market value of the assets maintained to support the Company's liabilities under the reinsurance agreements with Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The assets managed by HIMCO under the investment management agreement will include corporate bonds, privately placed debt investments and commercial mortgage loans (including participations therein).

In addition, the Company has entered into an agreement to purchase $150 million of limited partnership interests in Hopmeadow Holdings, LP, or "Hopmeadow," a newly formed Delaware limited partnership, which will be the acquiror in the Talcott Sale. The Company's interest will represent approximately 9% of the economic interests in Hopmeadow. The Company will also have the right to designate one of the eleven board seats.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company also agreed to be responsible for a pro-rata share of any termination penalty and reimbursement of certain default costs for itself and certain other investors in the event that the Talcott Sale does not close as a result of a breach by Hopmeadow of the related stock and asset purchase agreement. The Company's pro-rata share of such termination penalty, if applicable, would be approximately $17 million.

The Company's binder agreements to enter into the reinsurance and retrocession agreements and the purchase commitment in Hopmeadow are subject to satisfaction of closing conditions in the related stock and asset purchase agreement, including receipt of all requisite regulatory approvals and other customary closing conditions.

REORGANIZATION

In December 2017, the Company became a wholly-owned subsidiary of Global Atlantic (Fin) Company, or "FinCo," a Delaware corporation. Prior to December 2017, the Company was owned by Forethought Services LLC, a 79% owner and by FinCo, a 21% owner. Also in December 2017, the Company's ownership interest in Forethought Life Insurance Company, or "FLIC," an Indiana company, and Forethought National Life Insurance Company, "FNLIC", a Texas company, changed from 95% to 100%. As a result, the contribution of FLIC and FNLIC to the Company was accounted for under the carryover basis of accounting whereby the consolidated financial information of FLIC and FNLIC received by the Company were recorded based on their respective carrying amounts, on a retrospective basis.

In March 2016, the Board of Directors of Global Atlantic Financial Group Limited, or "GAFG," a Bermuda LLC and indirect parent of the Company, voted to proceed with a reorganization of certain subsidiaries in the second quarter of 2016, or the "Reorganization." As a result of the Reorganization, FinCo was previously a direct subsidiary of Global Atlantic Financial Life Limited, or "GAFLL," a Bermuda LLC, became a direct subsidiary of Commonwealth Re Midco Limited, or "Midco," a Bermuda company. Midco remained as a direct subsidiary of GAFLL. As GAFLL held controlling interests in both FinCo and Midco immediately prior to the reorganization, the transaction was considered to be between entities under common control. As a result, the contribution of FinCo to Midco was accounted for under the carryover basis of accounting whereby the consolidated financial information of FinCo received by Midco were recorded based on their respective carrying amounts, on a retrospective basis.

RESTRUCTURING OF NOTES PAYABLE TO AFFILIATES

On December 29, 2017, the Company's $255 million surplus note, or the "Existing Company's Surplus Note," to its direct parent, FinCo, and the $365 million surplus note of FLIC and the Company's direct subsidiary to FinCo, or the "FLIC Surplus Note," were restructured, or the "Surplus Note Restructuring." Under the terms of the Surplus Note Restructuring, FinCo contributed the FLIC Surplus Note to the Company in exchange for a surplus note issued by the Company to FinCo on essentially the same terms as the FLIC Surplus Note, or the "Company Corollary Note." To facilitate regulatory approval of interest payments, the Company combined the Existing Company's Surplus Note with the Company Corollary Note, thereby creating a new surplus note, or the "New Note." Further to the Surplus Note Restructuring, the Company issued the New Note in the amount of $620 million (the aggregate principal amount of the FLIC Surplus Note and the Existing Company's Surplus Note). See Note 11 --"Debt and Financing Arrangements" for additional information on surplus notes restructuring.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

The cost or amortized cost, gross unrealized gains (losses), and fair value for AFS fixed maturity and equity securities were as follows:

                                                                     COST OR           GROSS UNREALIZED
                                                                    AMORTIZED     -----------------------------
AS OF DECEMBER 31, 2017                                               COST            GAINS          LOSSES        FAIR VALUE
----------------------------------------------------------------  --------------  --------------  -------------   -------------
($ IN MILLIONS)
AFS fixed maturity securities portfolio by type:
  U.S. government and agencies                                    $         202   $          12   $         (7)   $        207
  U.S. state, municipal and political subdivisions                        1,920             267             (1)          2,186
  Foreign governments                                                       133              10             --             143
  Corporate                                                              13,058             788            (50)         13,796
  Preferred stocks                                                           17               1             --              18
  RMBS                                                                    7,608             813            (22)          8,399
  CMBS                                                                    2,687              78            (18)          2,747
  CLOs                                                                    5,624              27             (7)          5,644
  ABS                                                                     3,115              79            (21)          3,173
                                                                  --------------  --------------  -------------   -------------
    Total AFS fixed maturity securities                           $      34,364   $       2,075   $       (126)   $     36,313
                                                                  ==============  ==============  =============   =============

Equity securities                                                 $         215   $           7   $         --    $        222
                                                                  ==============  ==============  =============   =============

                                                                     COST OR            GROSS UNREALIZED
                                                                    AMORTIZED     -----------------------------
AS OF DECEMBER 31, 2016 AS REVISED                                    COST            GAINS          LOSSES        FAIR VALUE
----------------------------------------------------------------  --------------  --------------  -------------   -------------
($ IN MILLIONS)
AFS fixed maturity securities portfolio by type:
  U.S. government and agencies                                    $         235   $          16   $         (9)   $        242
  U.S. state, municipal and political subdivisions                        1,727             122            (22)          1,827
  Foreign governments                                                       136              --             (4)            132
  Corporate                                                              13,513             342           (266)         13,589
  Preferred stocks                                                           14               1             --              15
  RMBS                                                                    7,638             262           (164)          7,736
  CMBS                                                                    3,296              54            (76)          3,274
  CLOs                                                                    3,149              14            (20)          3,143
  ABS                                                                     2,635              32            (54)          2,613
                                                                  --------------  --------------  -------------   -------------
    Total AFS fixed maturity securities                           $      32,343   $         843   $       (615)   $     32,571
                                                                  ==============  ==============  =============   =============

Equity securities                                                 $         134   $          12   $         --    $        146
                                                                  ==============  ==============  =============   =============

As of December 31, 2017 and 2016, there were no non-credit OTTI losses reflected within the fair value of AFS securities.

Actual maturities may differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The maturity distribution for AFS fixed maturity securities is as follows:


                                                                                    COST OR
                                                                                   AMORTIZED
                 AS OF DECEMBER 31, 2017                                             COST         FAIR VALUE
                 --------------------------------------------------------------  --------------  -------------
                 ($ IN MILLIONS)
                 Due in one year or less                                         $         534   $        535
                 Due after one year through five years                                   2,106          2,128
                 Due after five years through ten years                                  2,722          2,751
                 Due after ten years                                                     9,968         10,936
                                                                                 --------------  -------------
                   Subtotal                                                             15,330         16,350
                 RMBS                                                                    7,608          8,399
                 CMBS                                                                    2,687          2,747
                 CLOs                                                                    5,624          5,644
                 ABS                                                                     3,115          3,173
                                                                                 --------------  -------------
                   Total AFS fixed maturity securities                           $      34,364   $     36,313
                                                                                 ==============  =============

SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION

The following tables provide information about the Company's AFS fixed maturity and equity securities that have been continuously in an unrealized loss position:

                                                    LESS THAN 12 MONTHS         12 MONTHS OR MORE                TOTAL
                                                 -------------------------  -------------------------  ------------------------
                                                    FAIR       UNREALIZED      FAIR      UNREALIZED       FAIR      UNREALIZED
AS OF DECEMBER 31, 2017                             VALUE        LOSSES       VALUE        LOSSES        VALUE        LOSSES
-----------------------------------------------  ------------  -----------  -----------  ------------  -----------  -----------
($ IN MILLIONS)
AFS fixed maturity securities portfolio by
  type:
  U.S. government and agencies                   $        36   $       (1)  $       73   $        (6)  $      109   $       (7)
  U.S. state, municipal and political
    subdivisions                                          16           --           42            (1)          58           (1)
  Foreign governments                                     17           --            4            --           21           --
  Corporate                                            1,555          (12)       1,448           (38)       3,003          (50)
  RMBS                                                 1,235          (15)         194            (7)       1,429          (22)
  CMBS                                                   506           (4)         333           (14)         839          (18)
  CLOs                                                 1,373           (4)         285            (3)       1,658           (7)
  ABS                                                    491           (4)         441           (17)         932          (21)
                                                 ------------  -----------  -----------  ------------  -----------  -----------
    Total AFS fixed maturity securities          $     5,229   $      (40)  $    2,820   $       (86)  $    8,049   $     (126)
                                                 ============  ===========  ===========  ============  ===========  ===========

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                   LESS THAN 12 MONTHS         12 MONTHS OR MORE                TOTAL
                                                 -------------------------  -------------------------  ------------------------
                                                    FAIR       UNREALIZED      FAIR      UNREALIZED       FAIR      UNREALIZED
AS OF DECEMBER 31, 2016 AS REVISED                  VALUE        LOSSES       VALUE        LOSSES        VALUE        LOSSES
-----------------------------------------------  ------------  -----------  -----------  ------------  -----------  -----------
($ IN MILLIONS)
AFS fixed maturity securities portfolio by
  type:
  U.S. government and agencies                   $        96   $       (9)  $       --   $        --   $       96   $       (9)
  U.S. state, municipal and political
    subdivisions                                         308          (17)          36            (5)         344          (22)
  Foreign governments                                     44           (1)          20            (3)          64           (4)
  Corporate                                            5,122         (210)         615           (56)       5,737         (266)
  RMBS                                                 1,517          (39)       2,239          (125)       3,756         (164)
  CMBS                                                 1,399          (52)         301           (24)       1,700          (76)
  CLOs                                                   981           (9)         833           (11)       1,814          (20)
  ABS                                                    655          (10)         648           (44)       1,303          (54)
                                                 ------------  -----------  -----------  ------------  -----------  -----------
    Total AFS fixed maturity securities          $    10,122   $     (347)  $    4,692   $      (268)  $   14,814   $     (615)
                                                 ============  ===========  ===========  ============  ===========  ===========

Unrealized gains and losses can be created by changing interest rates or several other factors, including changing credit spreads. The Company had gross unrealized losses on below investment grade AFS fixed maturity securities of $42 million and $290 million as of December 31, 2017 and 2016, respectively. The single largest unrealized loss on AFS fixed maturity securities was $4 million and $5 million at December 31, 2017 and 2016, respectively. The Company had 1,660 and 3,044 securities in an unrealized loss position as of December 31, 2017 and 2016, respectively.

As of December 31, 2017 and 2016, AFS fixed maturity securities in an unrealized loss position for over 12 months consisted of 734 and 772 debt securities, respectively. There were no equity securities in an unrealized loss position for over 12 months as of December 31, 2017 and 2016, respectively. These debt securities primarily relate to RMBS and Corporates, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their cost or amortized cost basis. For securities with significant declines in value, individual security level analysis was performed utilizing underlying collateral default expectations, market data and industry analyst reports.

MORTGAGE AND OTHER LOAN RECEIVABLES

Mortgage and other loan receivables consist of the following:

                                                                                       AS OF DECEMBER 31,
                                                                                 -----------------------------
                                                                                     2017            2016
                                                                                 --------------  -------------
                 ($ IN MILLIONS)
                 Commercial mortgage loans                                       $       3,214   $      2,590
                 Residential mortgage loans                                              1,510            833
                 Other loan receivables                                                    823             93
                                                                                 --------------  -------------
                   Total mortgage and other loan receivables                             5,547          3,516
                 Allowance for loan losses                                                  (4)            --
                                                                                 --------------  -------------
                   Total mortgage and other loan receivables, net of allowance
                     for loan losses                                             $       5,543   $      3,516
                                                                                 ==============  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The maturity distribution by contractual maturity for residential and commercial mortgage loans is as follows as of December 31, 2017:

                                                                                                    TOTAL
                                                                                                   MORTGAGE
                 YEARS                                            RESIDENTIAL     COMMERCIAL        LOANS
                 ----------------------------------------------  --------------  -------------   -------------
                 ($ IN MILLIONS)
                 2018                                            $           1   $         85    $         86
                 2019                                                        1            246             247
                 2020                                                      165            248             413
                 2021                                                        2            318             320
                 2022                                                      207            292             499
                 2023 and thereafter                                     1,134          2,025           3,159
                                                                 --------------  -------------   -------------
                   Total                                         $       1,510   $      3,214    $      4,724
                                                                 ==============  =============   =============

Actual maturities could differ from contractual maturities, because borrowers may have the right to prepay (with or without prepayment penalties) and loans may be refinanced.

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The following tables present the Company's gross carrying value of mortgage loans by geographic region and property type:

                 CARRYING VALUE AS OF DECEMBER 31,                                   2017            2016
                 --------------------------------------------------------------  --------------  -------------
                 ($ IN MILLIONS)
                 Pacific                                                         $       1,174   $        793
                 South Atlantic                                                            898            656
                 West South Central                                                        730            397
                 East North Central                                                        475            255
                 Middle Atlantic                                                           468            424
                 Mountain                                                                  315            293
                 New England                                                               227            150
                 East South Central                                                        197            124
                 West North Central                                                         95             83
                 Other regions                                                             145            248
                                                                                 --------------  -------------
                   Total by geographic region                                    $       4,724   $      3,423
                                                                                 ==============  =============

                 CARRYING VALUE AS OF DECEMBER 31,                                   2017            2016
                 --------------------------------------------------------------  --------------  -------------
                 ($ IN MILLIONS)
                 Office building                                                 $         972   $        709
                 Retail                                                                    525            472
                 Residential                                                             1,562            910
                 Apartment                                                                 572            564
                 Warehouse                                                                 203            260
                 Industrial                                                                530            329
                 Other property types                                                      360            179
                                                                                 --------------  -------------
                   Total by property type                                        $       4,724   $      3,423
                                                                                 ==============  =============


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

ALLOWANCE FOR LOAN LOSSES

The Company evaluates all of its mortgage loans for impairment. This evaluation considers the borrower's ability to pay and the value of the underlying collateral. When a loan is impaired, its impaired value is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, except that as a practical expedient, the impaired value may be based on a loan's observable market price (where available), or the fair value of the collateral if the loan is a collateral-dependent loan. An allowance is established for the difference between the loan's impaired value and its current carrying value. Additional allowance amounts are established for incurred but not specifically identified impairments in the mortgage portfolio, based on analysis of market loss rate data, adjusted for specific characteristics of the Company's portfolio and changes in economic conditions. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Changes in allowance for loan losses are below:

                                                                              AS OF DECEMBER 31,
                                                                 ---------------------------------------------
                                                                     2017            2016            2015
                                                                 --------------  -------------   -------------
                 ($ IN MILLIONS)
                 Balance, at beginning of period                 $          --   $          2    $          3
                   Provisions, net of releases                               4             (2)             (1)
                   Charge-offs, net of recoveries                           --             --              --
                                                                 --------------  -------------   -------------
                 Balance, at end of period                       $           4   $         --    $          2
                                                                 ==============  =============   =============

As of December 31, 2017 and 2016 the Company had $40 million and $18 million, respectively, of mortgage loans that were 90 days past due or in the process of foreclosure. The Company ceases accrual of interest on loans that are more than 90 days past due, and recognizes income as received. For the year ended December 31, 2017 there was $7 million of mortgage loans that were non-income producing. None of the mortgage loans were non-income producing for the years ending December 31, 2016 and December 31, 2015, respectively.

As of December 31, 2017, the Company had less than $1 million of other loan receivables that were delinquent by less than 120 days or in default. As of December 31, 2016, there were no other loan receivables that were delinquent or in default.

LOAN-TO-VALUE RATIO ON MORTGAGE LOANS

The loan-to-value ratio is expressed as a percentage of the amount of the loan relative to the current value of the underlying collateral. The following table summarizes the Company's loan-to-value ratios for its commercial mortgage loans as of December 31, 2017 and 2016:

                                                                                                   PERCENTAGE OF
                                                                                                    COMMERCIAL
       LOAN-TO-VALUE AS OF DECEMBER 31, 2017                                  CARRYING VALUE      MORTGAGE LOANS
       -------------------------------------------------------------------  ------------------  -------------------
       ($ IN MILLIONS, EXCEPT PERCENTAGE OF COMMERCIAL MORTGAGE LOANS)
       70% and less                                                         $           2,832                   88%
       71% - 90%                                                                          382                   12%
                                                                            ------------------  -------------------
         Total commercial mortgage loans                                    $           3,214                  100%
                                                                            ==================  ===================

                                                                                                   PERCENTAGE OF
                                                                                                    COMMERCIAL
       LOAN-TO-VALUE AS OF DECEMBER 31, 2016                                 CARRYING VALUE       MORTGAGE LOANS
       -------------------------------------------------------------------  ------------------  -------------------
       ($ IN MILLIONS, EXCEPT PERCENTAGE OF COMMERCIAL MORTGAGE LOANS)
       70% and less                                                         $           2,140                   83%
       71% - 90%                                                                          450                   17%
                                                                            ------------------  -------------------
         Total commercial mortgage loans                                    $           2,590                  100%
                                                                            ==================  ===================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Changing economic conditions affect the Company's valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, the Company continuously monitors its commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to specific geographic events, or have deteriorating credits.

The weighted average loan-to-value ratio for the Company's residential mortgage loans was 87% and 89%, as of December 31, 2017 and 2016, respectively.

OTHER INVESTMENTS

Other investments consist of the following:

                                                                                    AS OF DECEMBER 31,
                                                                               -----------------------------
                                                                                                   2016
                                                                                   2017         AS REVISED
                                                                               --------------  -------------
                 ($ IN MILLIONS)
                 Transportation assets (1)                                     $         729   $         67
                 Renewable energy partnerships (2)                                       637            119
                 Life settlement and other contracts                                     296            307
                 Other investment partnerships                                           281            150
                 Federal Home Loan Bank common stock                                      98             60
                                                                               --------------  -------------
                   Total other investments                                     $       2,041   $        703
                                                                               ==============  =============

--------
              (1) Net of accumulated depreciation of $40 million and $21 million as of December 31, 2017 and 2016, respectively.

              (2) Net of accumulated depreciation attributed to solar projects of $1 million as of December 31, 2017. There was no accumulated depreciation attributed to solar projects as of December 31, 2016.

The total amount of other investments accounted for using the equity method of accounting was $355 million and $124 million at December 31, 2017 and 2016, respectively. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $66 million as of December 31, 2017.

VARIABLE INTEREST ENTITIES

The Company has created certain VIEs to hold investments, including railcar, aviation and other transportation equipment, solar energy projects, life settlement contracts and single premium immediate annuities, fixed maturity securities and student loans. These VIEs issue beneficial interests primarily to the Company's insurance entities and the Company maintains the power to direct the activities of the VIEs that most significantly impact their economic performance and bears the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant. Accordingly, the Company is the primary beneficiary of these VIEs, which are consolidated in the Company's results. Where these VIEs or entities consolidated by these VIEs issue beneficial interests to third-parties, they are reported as non-controlling interests by the Company.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following table illustrates the Company's consolidated VIE positions:

                                                                                            AS OF DECEMBER 31,
                                                                                    -----------------------------------
                                                                                                            2016
                                                                                         2017            AS REVISED
                                                                                    ----------------   ----------------
($ IN MILLIONS)
Assets of consolidated variable interest entities:
  Investments:
    Available-for-sale fixed maturities at fair value                               $           166    $            --
    Mortgage and other loan receivables                                                         144                 --
    Other investments:
      Transportation                                                                            729                 67
      Renewable energy                                                                          547                 --
      Life settlement contracts and single premium immediate annuities                          256                266
      Other investment partnerships                                                              35                 --
                                                                                    ----------------   ----------------
        Total other investments                                                               1,567                333
                                                                                    ----------------   ----------------
          Total investments                                                                   1,877                333
  Cash and cash equivalents                                                                      43                 13
  Accrued investment income                                                                      13                  3
  Other assets                                                                                   14                 --
                                                                                    ----------------   ----------------
    Total assets of consolidated variable interest entities                         $         1,947    $           349
                                                                                    ================   ================

Liabilities of consolidated variable interest entities:
  Accrued expenses and other liabilities                                            $           169    $            27
                                                                                    ----------------   ----------------
    Total liabilities of consolidated variable interest entities                                169                 27
                                                                                    ----------------   ----------------

Non-controlling interests of consolidated variable interest entities                             54                 --
                                                                                    ----------------   ----------------
  Total liabilities and non-controlling interests of consolidated variable
    interest entities                                                               $           223    $            27
                                                                                    ================   ================

The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows:

                                                                          AS OF DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                              2017                                 2016
                                                ----------------------------------  -----------------------------------
                                                                       MAXIMUM                              MAXIMUM
                                                    CARRYING         EXPOSURE TO         CARRYING         EXPOSURE TO
                                                     AMOUNT           LOSS (1)            AMOUNT           LOSS (1)
                                                ----------------  ----------------  -----------------  ----------------
($ IN MILLIONS)
Other investment partnerships                   $           224   $           316   $            137   $           278
Renewable energy partnerships                                89                89                110               122
                                                ----------------  ----------------  -----------------  ----------------
  Total                                         $           313   $           405   $            247   $           400
                                                ================  ================  =================  ================

--------
(1) The maximum exposure to loss relating to other limited and renewable energy partnership interests is equal to the carrying amounts plus any unfunded commitments.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following table presents additional information regarding the life settlement contracts and their expected duration at December 31, 2017:

                                                                                                            DEATH
                                                                     NUMBER OF         EXPECTED            BENEFIT
         YEARS                                                       CONTRACTS         CASH FLOW           PAYOUT
         -------------------------------------------------------  ----------------  ----------------   ----------------
         ($ IN MILLIONS, EXCEPT NUMBER OF CONTRACTS)
         2018 to 2020                                                           1   $             1    $             2
         2021                                                                   5                12                 13
         2022 and thereafter                                                  138               365                448
                                                                  ----------------  ----------------   ----------------
           Total                                                              144   $           378    $           463
                                                                  ================  ================   ================

As of December 31, 2017, the anticipated life insurance premiums required to keep the life settlement contracts in-force are $41 million in 2018 through 2020, $14 million in 2021 and $13 million in 2022. The anticipated life settlement premium payments are expected to be primarily funded by incoming single premium immediate annuity payments tied to the same reference lives.

OTHER-THAN-TEMPORARY IMPAIRMENTS

AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES

The table below presents a rollforward of the cumulative credit loss component of OTTI losses recognized in net investment gains (losses) in the Consolidated Statements of Income on fixed maturity securities still held by the Company at December 31, 2017, 2016 and 2015:

                                                                                       AS OF DECEMBER 31,
                                                                         ----------------------------------------------
                                                                                             2016
                                                                             2017         AS REVISED         2015
                                                                         --------------  --------------  --------------
         ($ IN MILLIONS)
         Balance, at beginning of year                                   $          20   $           9   $           4
           Additions:
             Initial impairments - credit loss OTTI recognized on
               securities not previously impaired                                   14               2               5
             Additional impairments - credit loss OTTI recognized on
               securities previously impaired                                       --               9              --
           Reductions:
             Due to sales (or maturities, pay downs or prepayments)
               during  the period of securities previously impaired
               as credit loss OTTI impaired                                        (19)             --              --
                                                                         --------------  --------------  --------------
         Balance, at end of year                                         $          15   $          20   $           9
                                                                         ==============  ==============  ==============

OTHER INVESTMENTS

As part of its periodic review of life settlement contracts for impairment, the Company determined several contracts for the years ended December 31, 2017, 2016 and 2015, respectively, were impaired because the sum of the carrying value plus expected future premium payments exceeded the expected contract value. Consequently, the Company recorded impairments on those life settlement contracts of $9 million, $19 million and $3 million for the years ended December 31, 2017, 2016 and 2015, respectively, which are included in net other investment gains (losses) Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FEDERAL HOME LOAN BANK INVESTMENT AND FUNDING AGREEMENTS

Certain of the Company's subsidiaries are members of regional banks in the FHLB system. These subsidiaries have also entered into funding agreements with their respective FHLB. The funding agreements are issued in exchange for cash. The funding agreements require that the Company pledges eligible assets, such as commercial mortgage loans, as collateral. With respect to certain classes of eligible assets, the FHLB holds the pledged eligible assets in custody at the respective FHLB. The liabilities for the funding agreements are included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. Information related to the FHLB investment and funding agreements is as follows:

                                                                 FUNDING AGREEMENTS ISSUED
                                  INVESTMENT IN COMMON STOCK        TO FHLB MEMBER BANKS               COLLATERAL
                                 -----------------------------  ----------------------------- -----------------------------
                                                    2016                           2016                          2016
     AS OF DECEMBER 31,              2017        AS REVISED         2017        AS REVISED        2017        AS REVISED
     --------------------------- -------------- --------------  -------------  -------------- -------------- --------------
     ($ IN MILLIONS)
     FHLB Indianapolis           $          59  $          41   $      1,316   $         920  $       1,864  $       1,515
     FHLB Des Moines                        25             19            382             250            670            491
     FHLB Massachusetts                     14             --            201              --            340             --
                                 -------------- --------------  -------------  -------------- -------------- --------------
       Total                     $          98  $          60   $      1,899   $       1,170  $       2,874  $       2,006
                                 ============== ==============  =============  ============== ============== ==============

REPURCHASE AGREEMENT TRANSACTIONS

As of December 31, 2017, the Company did not participate in any third-party repurchase agreements. As of December 31, 2016, the Company participated in third-party repurchase agreements with a notional value of approximately $113 million. The Company posted $120 million in fixed maturity securities as collateral for these transactions as of December 31, 2016. The Company accounts for these transactions as secured borrowings.

The gross obligation for repurchase agreements is reported in securities sold under agreements to repurchase in the Consolidated Balance Sheets. The gross obligations by class of collateral pledged for repurchase agreements accounted for as secured borrowings as of December 31, 2016 is presented in the following table:

                                                                LESS THAN                     GREATER THAN
     AS OF DECEMBER 31, 2016                    OVERNIGHT        30 DAYS      30 - 90 DAYS      90 DAYS         TOTAL
     ---------------------------------------  --------------  -------------   -------------  --------------  --------------
     ($ IN MILLIONS)
     Corporate securities                     $          --   $        113    $         --   $          --   $         113
                                              --------------  -------------   -------------  --------------  --------------
       Total borrowing                        $          --   $        113    $         --   $          --   $         113
                                              ==============  =============   =============  ==============  ==============

OTHER

The Company had no concentration of investments at fair value that exceeded 10% of shareholder's equity at December 31, 2017 and 2016.

As of December 31, 2017 and 2016, the cost or amortized cost and fair value of the assets on deposit with various state and governmental authorities were $146 million and $164 million, and $135 million and $154 million, respectively.

INVESTMENT INCOME AND GAINS AND LOSSES

NET INVESTMENT INCOME

Net investment income is comprised primarily of interest income, including amortization of premiums and accretion of discounts, based on yields which change due to expectations in projected cash flows, dividend income from common and preferred stock, earnings from investments accounted for under equity method accounting, and lease income on other investments.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The components of net investment income were as follows:

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------
                                                                                         2016               2015
                                                                       2017           AS REVISED         AS REVISED
                                                                  ----------------  ----------------   ----------------
         ($ IN MILLIONS)
         Fixed maturity securities -- interest and other income   $         1,618   $         1,472    $         1,271
         Equity securities -- dividends and other income                        6                 1                  1
         Mortgage and other loan receivables                                  206               151                 87
         Income from funds withheld at interest                              (533)             (248)              (223)
         Policy loans                                                          42                42                 45
         Transportation                                                        67                14                 17
         Renewable energy                                                      40                --                 --
         Short-term and other investment income                                28                28                 20
                                                                  ----------------  ----------------   ----------------
           Gross investment income                                          1,474             1,460              1,218
         Less investment expenses
           Investment management and administrative expenses                   80                58                 48
           Transportation asset depreciation and maintenance
             expense                                                           44                13                 12
           Interest expense on derivative collateral                            6                --                 --
                                                                  ----------------  ----------------   ----------------
             Net investment income                                $         1,344   $         1,389    $         1,158
                                                                  ================  ================   ================

The Company had no fixed maturity securities in a non-accrual status as of December 31, 2017, 2016 or 2015. The Company had no fixed maturity securities which were non-income producing as of December 31, 2017, 2016 or 2015.

NET INVESTMENT GAINS (LOSSES)

Net investment gains (losses) were as follows:

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                        -------------------------------------------------------------
                                                                                   2016                  2015
                                                              2017              AS REVISED            AS REVISED
                                                        ------------------   ------------------   -------------------
         ($ IN MILLIONS)
         AFS fixed maturity securities                  $             161    $              30    $              103
         Trading fixed maturity securities                             --                   --                   (95)
         Derivative gains (losses)                                   (233)                 (48)                   51
         Funds withheld receivable at interest                        (24)                  10                   (81)
         Mortgage and other loans                                      (8)                  --                    --
         Renewable energy                                              (2)                  --                    --
         Other investments                                              2                    9                    16
         Impairments on life settlement contracts                      (9)                 (19)                   (3)
         Other-than-temporary impairment on
           available-for sale fixed maturity
           securities                                                 (14)                 (11)                   (5)
                                                        ------------------   ------------------   -------------------
           Net investment gains (losses)                $            (127)   $             (47)   $              (14)
                                                        ==================   ==================   ===================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The proceeds from voluntary sales and the gross gains and losses on those sales of AFS fixed maturity and equity securities were as follows:

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------
                                                                       2017              2016               2015
                                                                  ----------------  ----------------  -----------------
         ($ IN MILLIONS)
         AFS fixed maturity securities:
           Proceeds from voluntary sales                          $         6,070   $         5,237   $          7,483
           Gross gains                                            $           240   $           164   $            188
           Gross losses                                           $           (93)  $          (160)  $           (114)
         Equity securities:
           Proceeds from voluntary sales                          $           906   $            50   $             --
           Gross gains                                            $             3   $            --   $             --
           Gross losses                                           $            (1)  $            --   $             --

5. DERIVATIVE INSTRUMENTS

The Company holds derivative instruments that are primarily used in its hedge program. The Company has established a hedge program that seeks to reduce U.S. GAAP net income volatility caused by interest rate and equity price movements, while also taking into consideration statutory capital and economic impacts.

The Company hedges interest rate and equity market risks associated with its insurance liabilities. For FIA and IUL policy reserves, the Company purchases call spreads to hedge exposure primarily created by changes in embedded derivative balances caused by changes in equity markets. The Company dynamically hedges its exposure to changes in the value of the guarantee provided to VA and VUL policyholders. The Company manages interest rate risk by purchasing exchange-traded fixed income future contracts, OTC swaps and swaptions. The Company manages equity market risks by entering into certain OTC derivatives, primarily equity options and swaps, as well as exchange-traded equity options and futures. While not the primary focus of the Company's hedging strategy, the Company also enter into currency swaps and forwards to manage foreign exchange rate risks with respect to certain investments denominated in foreign currencies. These foreign currency derivatives are designated as effective fair value hedges.

The Company attempts to mitigate the risk of loss due to ineffectiveness under these derivative investments through a regular monitoring process which evaluates the program's effectiveness. The Company is exposed to risk of loss in the event of non-performance by the counterparties and, accordingly, all option contracts are purchased from multiple counterparties that have been evaluated for creditworthiness. All of these counterparties are nationally recognized financial institutions with a Moody's/S&P investment-grade credit rating or higher. Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and the Company's policies and procedures.

The Company has embedded derivatives related to reinsurance contracts that are accounted for on a modco and FwH basis. An embedded derivative exists because the arrangement exposes the reinsurer to third-party credit risk. These embedded derivatives are included in funds withheld receivable at interest in the Consolidated Balance Sheets.


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                                           DERIVATIVE        DERIVATIVE
     AT DECEMBER 31, 2017                                                NOTIONAL            ASSETS          LIABILITIES
     ---------------------------------------------------------------  ----------------  -----------------  ----------------
     ($ IN MILLIONS)
     Equity market contracts                                          $        12,571   $            668   $            --
     Interest rate contracts                                                    4,842                110                24
     Embedded derivative -- modco loans                                            --                117                --
     Embedded derivative -- funds withheld at interest                             --                  4               794
     Foreign currency contracts                                                     9                  1                --
                                                                                        -----------------
       Fair value included within total assets                                          $            900
                                                                                        =================
     Embedded derivative -- IUL products                                                                               755
     Embedded derivative -- annuity products                                                                           535
                                                                                                           ----------------
       Fair value included within total liabilities                                                        $         2,108
                                                                                                           ================

                                                                                           DERIVATIVE        DERIVATIVE
     AT DECEMBER 31, 2016                                                NOTIONAL            ASSETS          LIABILITIES
     ---------------------------------------------------------------  ----------------  -----------------  ----------------
     ($ IN MILLIONS)
     Equity market contracts                                          $        10,154   $            485   $            --
     Interest rate contracts                                                    1,747                116                24
     Embedded derivative -- modco loans                                            --                 83                --
     Embedded derivative -- funds withheld at interest                             --                  2               139
     Foreign currency contracts                                                   203                 12                --
                                                                                        -----------------
       Fair value included within total assets                                          $            698
                                                                                        =================
     Embedded derivative -- IUL products                                                                               573
     Embedded derivative -- annuity products                                                                           279
                                                                                                           ----------------
       Fair value included within total liabilities                                                        $         1,015
                                                                                                           ================

The amounts of derivative gains and losses recognized for the years ended December 31, 2017, 2016 and 2015 are reported in the Consolidated Statements of Income as follows:

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                      -----------------------------------------------------
                                                                                              2016              2015
     DERIVATIVE CONTRACTS NOT DESIGNATED AS HEDGES                         2017            AS REVISED        AS REVISED
     ---------------------------------------------------------------  ----------------  -----------------  ----------------
     ($ IN MILLIONS)
     Net other investment gains (losses):
       OTC CPI swaps                                                  $            (1)  $              2   $            (4)
       Equity and fixed income futures                                           (222)              (109)             (196)
       Foreign currency swaps                                                      --                 --                 1
       Listed equity index options                                                 (7)               (27)                4
       OTC equity index options                                                   472                125              (113)
       Interest rate swaptions                                                     (8)                --                 5
       OTC total return swaps                                                      10                  2                 2
       Funds withheld derivatives                                                  92                 62                87
       Other                                                                      (14)                --                --
       Embedded derivatives                                                      (555)              (103)              265
                                                                      ----------------  -----------------  ----------------
         Total included in net other investment gains (losses)        $          (233)  $            (48)  $            51
                                                                      ================  =================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                              ---------------------------------------------
     DERIVATIVE CONTRACTS DESIGNATED AS HEDGES                                    2017           2016            2015
     ----------------------------------------------------------------------   -------------  --------------  --------------
     ($ IN MILLIONS)
     Revenues
       Foreign currency forwards                                              $         --   $          (1)  $           1
                                                                              -------------  --------------  --------------
         Total included in net other investment gains (losses)                $         --   $          (1)  $           1
                                                                              =============  ==============  ==============

The amount of net derivative assets and liabilities after consideration of collateral received or pledged were as follows:

                                                                                                AS OF DECEMBER 31,
                                                                                        -----------------------------------
                                                                                              2017              2016
                                                                                        -----------------  ----------------
     ($ IN MILLIONS)
     Derivative assets (excluding embedded derivatives)                                 $            779   $           613
     Derivative liabilities (excluding embedded derivatives)                                         (24)              (24)
                                                                                        -----------------  ----------------
       Net amount                                                                                    755               589
     Net collateral (received) / pledged                                                            (712)             (458)
                                                                                        -----------------  ----------------
       Net amount after collateral                                                      $             43   $           131
                                                                                        =================  ================

6. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establish a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

BASIS OF FAIR VALUE MEASUREMENT

Level 1: Unadjusted quoted prices in active markets to which the Company had access at the measurement date for identical, unrestricted assets and liabilities.

Level 2: Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable; and

Level 3: Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following tables represent the Company's hierarchy for its financial assets and liabilities measured at fair value:

     AS OF DECEMBER 31, 2017 (1)                                LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
     -------------------------------------------------------  -------------   -------------  --------------  --------------
     ($ IN MILLIONS)
     FINANCIAL ASSETS:
       AFS fixed maturity securities
         U.S. government and agencies                         $        145    $         62   $          --   $         207
         U.S. state, municipal and political subdivisions               --           2,186              --           2,186
         Foreign governments                                            --             143              --             143
         Corporate                                                      --          13,206             590          13,796
         Preferred stocks                                               --              10               8              18
         Structured securities                                          --          18,401           1,562          19,963
                                                              -------------   -------------  --------------  --------------
           Total AFS fixed maturity securities                         145          34,008           2,160          36,313
                                                              -------------   -------------  --------------  --------------
       Equity securities                                               132              --              90             222
       Funds withheld receivable at interest                            --             289             117             406
       Reinsurance recoverable                                          --           1,363              --           1,363
       Derivative assets
         Equity market contracts                                        44             624              --             668
         Interest rate contracts                                         6             104              --             110
         Foreign currency contracts                                     --               1              --               1
                                                              -------------   -------------  --------------  --------------
           Total derivative assets                                      50             729              --             779
                                                              -------------   -------------  --------------  --------------
       Separate account assets                                       6,103              --              --           6,103
                                                              -------------   -------------  --------------  --------------
         Total financial assets at fair value                 $      6,430    $     36,389   $       2,367   $      45,186
                                                              =============   =============  ==============  ==============
     FINANCIAL LIABILITIES:
       Policyholder liabilities                               $         --    $         --   $         373   $         373
       Closed block policy liabilities                                  --              --           1,436           1,436
       Derivative instruments payable                                   --              24              --              24
       Embedded derivative -- IUL products                              --              --             755             755
       Embedded derivative -- annuity products                          --              --             535             535
                                                              -------------   -------------  --------------  --------------
         Total financial liabilities at fair value            $         --    $         24   $       3,099   $       3,123
                                                              =============   =============  ==============  ==============

--------
     (1) Other investments excluded from the fair value hierarchy include certain real estate and private equity funds for which fair value is measured at net asset value per share as a practical expedient. At December 31, 2017 the fair value of these investments was $79 million.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

     AS OF DECEMBER 31, 2016 AS REVISED (1)                      LEVEL 1        LEVEL 2         LEVEL 3          TOTAL
     -------------------------------------------------------  --------------  -------------   -------------  --------------
     ($ IN MILLIONS)
     Financial Assets:
       AFS fixed maturity securities
         U.S. government and agencies                         $         130   $        112    $         --   $         242
         U.S. state, municipal and political subdivisions                --          1,827              --           1,827
         Foreign governments                                             --            132              --             132
         Corporate                                                       --         13,270             319          13,589
         Preferred stocks                                                --             10               5              15
         Structured securities                                           --         16,265             501          16,766
                                                              --------------  -------------   -------------  --------------
           Total AFS fixed maturity securities                          130         31,616             825          32,571
                                                              --------------  -------------   -------------  --------------
       Equity securities                                                 56             --              90             146
       Funds withheld receivable at interest                             --            251              83             334
       Reinsurance recoverable                                           --          1,371              --           1,371
       Derivative assets
         Equity market contracts                                         73            412              --             485
         Interest rate contracts                                         46             70              --             116
         Foreign currency contracts                                      --             12              --              12
                                                              --------------  -------------   -------------  --------------
           Total derivative assets                                      119            494              --             613
                                                              --------------  -------------   -------------  --------------
       Separate account assets                                        5,618             --              --           5,618
                                                              --------------  -------------   -------------  --------------
         Total financial assets at fair value                 $       5,923   $     33,732    $        998   $      40,653
                                                              ==============  =============   =============  ==============
     Financial Liabilities:
       Policyholder liabilities                               $          --   $         --    $        324   $         324
       Closed block policy liabilities                                   --             --           1,448           1,448
       Derivative instruments payable                                    --             24              --              24
       Embedded derivative -- IUL products                               --             --             573             573
       Embedded derivative -- annuity products                           --             --             279             279
                                                              --------------  -------------   -------------  --------------
          Total financial liabilities at fair value           $          --   $         24    $      2,624   $       2,648
                                                              ==============  =============   =============  ==============

--------
     (1) Other investments excluded from the fair value hierarchy include certain real estate and private equity funds for which fair value is measured at net asset value per share as a practical expedient. At December 31, 2016 the fair value of these investments was $54 million.

INVESTMENTS

     LEVEL 1 -- INVESTMENTS

Level 1 investments include U.S. Treasury, government and agency securities, foreign government securities, short-term money market securities and mutual funds held in separate accounts. Level 1 investments are valued using quoted market prices for identical unrestricted instruments in active markets.

     LEVEL 2 -- INVESTMENTS

Level 2 investments include fixed maturity securities for which quoted market prices from active markets are not available. Level 2 investments are priced using observable inputs, which can be verified to quoted prices, recent trading activity for identical or similar instruments, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations and the relationship of recent market activity to the prices provided from alternative pricing sources. The Company does not make valuation adjustments to Level 2 investments.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

     LEVEL 3 -- INVESTMENTS

Level 3 investments have one or more significant valuation inputs that are not observable. Absent evidence to the contrary, Level 3 investments are initially valued at transaction price, which is considered to be the best initial estimate of fair value. Subsequently, the Company uses other methodologies to determine fair value, which vary based on the type of investment.

Valuation inputs and assumptions are changed when corroborated by substantive observable evidence, including values realized on sales of Level 3 assets.

DERIVATIVE INSTRUMENTS

     LEVEL 1 -- DERIVATIVE INSTRUMENTS

Level 1 derivative instruments include exchange-traded futures and options as they are actively traded and are valued at their quoted market price.

     LEVEL 2 -- DERIVATIVE INSTRUMENTS

Level 2 derivative instruments include most types of derivative instruments utilized by the Company and include derivatives for which all significant valuation inputs are corroborated by market evidence. These derivative instruments are principally valued using an income approach. The Company calculates the fair value of derivative assets by discounting future cash flows at a rate that incorporates counterparty credit spreads and the fair value of derivative liabilities by discounting future cash flows at a rate that incorporates the Company's own credit spreads.

When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence.

     INTEREST RATE DERIVATIVES

Valuations for non-option based derivatives are based on present value techniques, which utilize significant inputs that may include the swap yield curve, London Interbank Offered Rate, or "LIBOR," basis curves and repurchase rates. Valuations for option based derivatives are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

     FOREIGN CURRENCY DERIVATIVES

Prices for currency derivatives based on the exchange rates of leading industrialized nations, including those with longer tenors, are generally observable.

     EQUITY MARKET DERIVATIVES

Exchange-traded and OTC equity derivatives generally have observable market prices, except for contracts with long tenors or reference prices that differ significantly from current market prices.

     CREDIT DERIVATIVES

Credit derivatives are valued using inputs that may include credit correlation, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves.

     LEVEL 3 -- DERIVATIVE INSTRUMENTS

Level 3 derivative instruments include credit derivatives and equity market derivatives, which are valued as described in Level 2 but have significant unobservable inputs and also include embedded derivatives which are principally valued using an income approach as indicated in the table below. For Level 3 equity derivatives, significant Level 3 inputs generally include equity volatility inputs for options that are very long-dated. Valuations are based on present value techniques, which may utilize the swap yield curve and the spot equity and bond index level with significant unobservable inputs.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FAIR VALUE OF ASSETS AND LIABILITIES

SIGNIFICANT UNOBSERVABLE INPUTS

The tables below present the ranges of significant unobservable inputs used to value the Company's Level 3 financial assets and liabilities, and includes only those items for which information is reasonably available, such as data from internal determinations of fair value. These ranges represent the significant unobservable inputs that were used in the valuation of each type of financial asset and liability. Weighted averages in the tables below are calculated by weighting each input by the relative fair value of the respective investments. The ranges and weighted averages of these inputs are not representative of the appropriate inputs to use when calculating the fair value of any one financial asset or liability. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company's Level 3 financial assets and liabilities as of December 31, 2017 and 2016:

                                                     AS OF DECEMBER 31, 2017
-----------------------------------------------------------------------------------------------------------------------------------
LEVEL 3                   LEVEL 3                                                 RANGE OF SIGNIFICANT            IMPACT OF AN
FINANCIAL                 ASSETS        VALUATION TECHNIQUES AND SIGNIFICANT       UNOBSERVABLE INPUTS        INCREASE IN THE INPUT
ASSETS               ($ IN MILLIONS)           UNOBSERVABLE INPUTS             (WEIGHTED AVERAGE, OR "WA")        ON FAIR VALUE
-------------------  -----------------  -----------------------------------  -------------------------------  ---------------------
Corporate            $            180   Matrix pricing -- liquidity premium  0.25%                            Decrease
                                        Market comparables -- liquidity      0.05% to 0.30% (WA 0.14%)        Decrease
                                        premium
Structured           $            697   Consensus pricing -- liquidity       0.30%                            Decrease
securities                              premium
                                        Discounted cash flows -- spreads     0.1% to 0.58% (WA 0.33%)         Decrease
                                        Market comparables -- liquidity      2.00% to 2.50% (WA 2.05%)        Decrease
                                        premium
Equity securities    $             33   Net asset value -- liquidity         0.31 to 0.50 (WA 0.40) (1)       Decrease
                                        premium
Funds withheld       $            117   Discounted cash flows
receivable at
interest
                                          Duration/weighted average life     0.21 to 32 (WA 10.4)             Decrease
                                          Contractholder persistency         4.8% to 7.4% (WA 5.8%)           Decrease

--------
(1) Equity liquidity premium represented in dollar price.

                                                AS OF DECEMBER 31, 2016 AS REVISED
-----------------------------------------------------------------------------------------------------------------------------------
LEVEL 3                   LEVEL 3                                                 RANGE OF SIGNIFICANT            IMPACT OF AN
FINANCIAL                 ASSETS        VALUATION TECHNIQUES AND SIGNIFICANT       UNOBSERVABLE INPUTS        INCREASE IN THE INPUT
ASSETS               ($ IN MILLIONS)           UNOBSERVABLE INPUTS             (WEIGHTED AVERAGE, OR "WA")        ON FAIR VALUE
-------------------  -----------------  -----------------------------------  -------------------------------  ---------------------
Corporate            $            197   Discounted cash flows -- spreads     0.85%                            Decrease
                                        Matrix pricing -- liquidity premium  0.25%                            Decrease
                                        Market comparables -- liquidity      0.50%                            Decrease
                                        premium
Structured           $            276   Discounted cash flows -- spreads     0.15%                            Decrease
securities
Equity securities    $             11   Net asset value -- liquidity         0.17 (1)                         Decrease
                                        premium
Funds withheld       $             83   Discounted cash flows
receivable at
interest
                                          Duration/weighted average life     0.04 to 33 (WA 8.59)             Decrease
                                          Contractholder persistency         3.77% to 14.22% (WA 6.08%)       Decrease

--------
(1) Equity liquidity premium represented in dollar price.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


                                                     AS OF DECEMBER 31, 2017
-----------------------------------------------------------------------------------------------------------------------------------
LEVEL 3                   LEVEL 3                                                 RANGE OF SIGNIFICANT            IMPACT OF AN
FINANCIAL              LIABILITIES      VALUATION TECHNIQUES AND SIGNIFICANT       UNOBSERVABLE INPUTS        INCREASE IN THE INPUT
LIABILITIES          ($ IN MILLIONS)           UNOBSERVABLE INPUTS             (WEIGHTED AVERAGE, OR "WA")        ON FAIR VALUE
-------------------  -----------------  -----------------------------------  -------------------------------  ---------------------
Policyholder         $            373   Present value of best estimate       Risk margin rate is 0.09%.       Decrease
liabilities                             liability cash flows. Unobservable
                                        inputs include a market
                                        participant view of the risk
                                        margin included in the discount
                                        rate which reflects the riskiness
                                        of the cash flows.
                                        Policyholder behavior is also a      Lapse rate is 1.0% to 15%.       Decrease
                                        significant unobservable input,
                                        including lapse, surrender and
                                        mortality.
                                                                             Surrender rate is 1.0% to 1.9%.  Increase
                                                                             Mortality rate is 0.3% to        Increase
                                                                             13.8%.
Closed block         $          1,436   Present value of expenses paid       The average expense assumption   Increase
policy liabilities                      from the open block plus the cost    is between $19 and $75 per
                                        of capital held in support of the    policy, increased by inflation.
                                        liabilities.
                                        Unobservable inputs are a market     The Company's own credit         Increase
                                        participant's view of the            spread is 0.22%.
                                        expenses, a risk margin on the
                                        uncertainty of the level of
                                        expenses and a cost of capital on
                                        the capital held in support of the
                                        liabilities.
                                                                             The expense risk margin is       Decrease
                                                                             9.42%.
                                                                             The cost of capital is between   Increase
                                                                             3.7% and 13.8%.
                                        Discounted cash flows: Mortality     3.0% to 9.0%                     Decrease
                                        rate
                                        Discounted cash flows: Surrender     2.5% to 3.5%                     Decrease
                                        rate
Embedded             $            755   Policy persistency is a              Lapse rate is 5%.                Decrease
derivative -- IUL                       significant unobservable input.
products
Embedded             $            535   Policyholder behavior is a           Utilization:                     Increase
derivative --                           significant unobservable input,      FIA WA 5.0%
annuity products                        including utilization and lapse.     VA 0.0% to 65%
                                                                             Lapse:                           Decrease
                                                                             FIA WA 7.28%
                                                                             VA 0.6% to 28%

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                     AS OF DECEMBER 31, 2016
-----------------------------------------------------------------------------------------------------------------------------------
LEVEL 3                   LEVEL 3                                                 RANGE OF SIGNIFICANT            IMPACT OF AN
FINANCIAL              LIABILITIES      VALUATION TECHNIQUES AND SIGNIFICANT       UNOBSERVABLE INPUTS        INCREASE IN THE INPUT
LIABILITIES          ($ IN MILLIONS)           UNOBSERVABLE INPUTS             (WEIGHTED AVERAGE, OR "WA")        ON FAIR VALUE
-------------------  -----------------  -----------------------------------  -------------------------------  ---------------------
Policyholder         $            324   Present value of best estimate       Risk margin rate is 0.09%.       Decrease
liabilities                             liability cash flows. Unobservable
                                        inputs include a market
                                        participant view of the risk
                                        margin included in the discount
                                        rate which reflects the riskiness
                                        of the cash flows.
                                        Policyholder behavior is also a      Lapse rate is 1.0% to 15%.       Decrease
                                        significant unobservable input,
                                        including lapse, surrender and
                                        mortality.
                                                                             Surrender rate is 1.1% to 1.9%.  Increase
                                                                             Mortality rate is 0.3% to        Increase
                                                                             12.2%.
Closed block         $          1,448   Present value of expenses paid       The average expense assumption   Increase
policy liabilities                      from the open block plus the cost    is between $19 and $73 per
                                        of capital held in support of the    policy, increased by inflation.
                                        liabilities.
                                        Unobservable inputs are a market     The Company's own credit         Increase
                                        participant's view of the            spread is 0.25%.
                                        expenses, a risk margin on the
                                        uncertainty of the level of
                                        expenses and a cost of capital on
                                        the capital held in support of the
                                        liabilities.
                                                                             The expense risk margin is       Decrease
                                                                             9.42%.
                                                                             The cost of capital is between
                                                                             3.7% and 13.1%.
                                        Discounted cash flows: Mortality     3.0% to 9.0%                     Decrease
                                        rate
                                        Discounted cash flows: Surrender     2.5% to 3.5%                     Decrease
                                        rate
Embedded             $            573   Policy persistency is a              Lapse rate is 5%.                Decrease
derivative -- IUL                       significant unobservable input.
products
Embedded             $            279   Policyholder behavior is a           Utilization:                     Increase
derivative --                           significant unobservable input,      FIA WA 3.32%
annuity products                        including utilization and lapse.     VA 0.0% to 65%
                                                                             Lapse:                           Decrease
                                                                             FIA WA 3.60%
                                                                             VA 1.0% to 28%

TRANSFERS BETWEEN LEVELS

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Transfers into and/or out of any level are assumed to occur at the beginning of the period.

There were no transfers between Level 1 and Level 2 for the years ended December 31, 2017 and 2016.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The tables below set forth a summary of changes in the fair value of the Company's Level 3 financial assets and liabilities for the years ended December 31, 2017 and 2016. The tables reflect gains and losses for the full year for all financial assets and liabilities categorized as Level 3 as of December 31, 2017 and 2016:

                                                     NET REALIZED
                                                          AND
                                                      UNREALIZED         NET
                                                     GAINS/ LOSSES    UNREALIZED
                                      BALANCE, AT     INCLUDED IN    GAINS/LOSSES       NET       NET TRANSFERS
                                      BEGINNING OF    THE INCOME     INCLUDED IN   SETTLEMENTS /  IN AND/OR OUT    BALANCE, AT
YEAR ENDED DECEMBER 31, 2017              YEAR         STATEMENT         OCI         PURCHASES      OF LEVEL 3     END OF YEAR
-----------------------------------  --------------  -------------  -------------- -------------- --------------  -------------
($ IN MILLIONS)
Financial Assets:
  Corporate                          $         319   $         (1)  $        (124) $         353  $          43   $        590
  Preferred stocks                               5             --              --              3             --              8
  Structured securities                        501             (4)             23            630            412          1,562
  Equity securities                             90             --              (4)             4             --             90
  Funds withheld receivable at
    interest                                    83             34              --             --             --            117
                                     --------------  -------------  -------------- -------------- --------------  -------------
  Total financial assets             $         998   $         29   $        (105) $         990  $         455   $      2,367
                                     ==============  =============  ============== ============== ==============  =============
Financial Liabilities:
  Policyholder liabilities           $         324   $         49   $          --  $          --  $          --   $        373
  Closed block policy liabilities            1,448            (12)             --             --             --          1,436
  Embedded derivative -- IUL
    products                                   573             61              --            121             --            755
  Embedded derivative -- annuity
    products                                   279             71              --            185             --            535
                                     --------------  -------------  -------------- -------------- --------------  -------------
    Total financial liabilities      $       2,624   $        169   $          --  $         306  $          --   $      3,099
                                     ==============  =============  ============== ============== ==============  =============

                                                                                                                      NET
                                                                                                                  SETTLEMENTS /
YEAR ENDED DECEMBER 31, 2017                        PURCHASES       ISSUANCES         SALES       SETTLEMENTS      PURCHASES
------------------------------------------------  --------------  --------------  --------------  -------------   -------------
($ IN MILLIONS)
Financial Assets:
  Corporate                                       $         505   $          --   $         (10)  $       (142)   $        353
  Preferred stocks                                            3              --              --             --               3
  Structured securities                                   1,065              --             (80)          (355)            630
  Equity securities                                           8              --              --             (4)              4
                                                  --------------  --------------  --------------  -------------   -------------
    Total financial assets                        $       1,581   $          --   $         (90)  $       (501)   $        990
                                                  ==============  ==============  ==============  =============   =============
Financial Liabilities:
  Embedded derivative -- IUL products             $          --   $          --   $          --   $        121    $        121
  Embedded derivative -- annuity products                    --             190              --             (5)            185
                                                  --------------  --------------  --------------  -------------   -------------
    Total financial liabilities                   $          --   $         190   $          --   $        116    $        306
                                                  ==============  ==============  ==============  =============   =============

                                                                                               NET TRANSFERS
                                                                                               IN AND/OR OUT
                                                            TRANSFERS        TRANSFERS OUT          OF
                 YEAR ENDED DECEMBER 31, 2017              INTO LEVEL 3       OF LEVEL 3          LEVEL 3
                 --------------------------------------  -----------------  ----------------  ----------------
                 ($ IN MILLIONS)
                 Financial Assets:
                   Corporate                             $             47   $            (4)  $            43
                   Structured securities                              552              (140)              412
                                                         -----------------  ----------------  ----------------
                     Total financial assets              $            599   $          (144)  $           455
                                                         =================  ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


                                                     NET REALIZED
                                                          AND
                                                      UNREALIZED         NET
                                                     GAINS/LOSSES     UNREALIZED
                                      BALANCE, AT     INCLUDED IN    GAINS/LOSSES       NET       NET TRANSFERS
YEAR ENDED DECEMBER 31, 2016          BEGINNING OF    THE INCOME     INCLUDED IN   SETTLEMENTS /  IN AND/OR OUT    BALANCE, AT
AS REVISED                                YEAR         STATEMENT         OCI         PURCHASES      OF LEVEL 3     END OF YEAR
-----------------------------------  --------------  -------------  -------------- -------------- --------------  -------------
($ IN MILLIONS)
Financial Assets:
  Corporate                          $         329   $         --   $         (28) $          81  $         (63)  $        319
  Preferred stocks                              --             --              --              5             --              5
  Structured securities                      1,143             (2)            (59)             1           (582)           501
  Equity securities                             55             --              --             35             --             90
  Funds withheld receivable at
    interest                                    31             --              52             --             --             83
                                     --------------  -------------  -------------- -------------- --------------  -------------
    Total financial assets           $       1,558   $         (2)  $         (35) $         122  $        (645)  $        998
                                     ==============  =============  ============== ============== ==============  =============
Financial Liabilities:
  Policyholder liabilities           $         316   $          8   $          --  $          --  $          --   $        324
  Closed block policy liabilities               75             10              --             --          1,363          1,448
  Embedded derivative -- IUL
    products                                   587            335              --           (349)            --            573
  Embedded derivative -- annuity
    products                                   255            (40)             --             64             --            279
                                     --------------  -------------  -------------- -------------- --------------  -------------
    Total financial liabilities      $       1,233   $        313   $          --  $        (285) $       1,363   $      2,624
                                     ==============  =============  ============== ============== ==============  =============

                                                                                                                      NET
                                                                                                                  SETTLEMENTS /
YEAR ENDED DECEMBER 31, 2016                        PURCHASES       ISSUANCES         SALES       SETTLEMENTS      PURCHASES
------------------------------------------------  --------------  --------------  --------------  -------------   -------------
($ IN MILLIONS)
Financial Assets:
  Corporate                                       $         208   $          --   $         (68)  $        (59)   $         81
  Preferred stocks                                            5              --              --             --               5
  Structured securities                                     263              --            (120)          (142)              1
  Equity securities                                          35              --              --             --              35
                                                  --------------  --------------  --------------  -------------   -------------
    Total financial assets                        $         511   $          --   $        (188)  $       (201)   $        122
                                                  ==============  ==============  ==============  =============   =============
Financial Liabilities:
  Embedded derivative -- IUL products             $          --   $          --   $          --   $       (349)   $       (349)
  Embedded derivative -- annuity products                    --              81              --            (17)             64
                                                  --------------  --------------  --------------  -------------   -------------
    Total financial liabilities                   $          --   $          81   $          --   $       (366)   $       (285)
                                                  ==============  ==============  ==============  =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                                               NET TRANSFERS
                                                                                               IN AND/OR OUT
                                                             TRANSFERS       TRANSFERS OUT           OF
                 YEAR ENDED DECEMBER 31, 2016              INTO LEVEL 3        OF LEVEL 3         LEVEL 3
                 --------------------------------------  -----------------  ----------------  ----------------
                 ($ IN MILLIONS)
                 Financial Assets:
                   Corporate                             $             --   $           (63)  $           (63)
                   Structured securities                               --              (582)             (582)
                                                         -----------------  ----------------  ----------------
                     Total financial assets              $             --   $          (645)  $          (645)
                                                         =================  ================  ================
                 Financial Liabilities:
                   Closed block policy liabilities       $          1,363   $            --   $         1,363
                                                         -----------------  ----------------  ----------------
                     Total financial liabilities         $          1,363   $            --   $         1,363
                                                         =================  ================  ================

FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following tables present carrying amounts and fair values of the Company's financial instruments which are not carried at fair value as of December 31, 2017 and 2016. All remaining balance sheet amounts (including accrued investment income) excluded from the tables below are not considered financial instruments:


                                                                            FAIR VALUE HIERARCHY
                                                   CARRYING     ----------------------------------------------
  AS OF DECEMBER 31, 2017                           VALUE          LEVEL 1         LEVEL 2         LEVEL 3       FAIR VALUE
  --------------------------------------------  --------------  --------------  --------------  --------------  --------------
  ($ IN MILLIONS)
  Financial Assets:
    Mortgage and other loan receivables         $       5,543   $          --   $       4,411   $       1,226   $       5,637
    Policy loans                                          654              --              --             749             749
    FHLB common stock                                      98              --              --              98              98
    Other investments                                      22              --              --              22              22
    Funds withheld receivable at interest               1,467              --           1,467              --           1,467
    Life settlement contracts and single
      premium immediate annuity assets                    291              --              --             321             321
    Cash and cash equivalents                           1,185           1,185              --              --           1,185
                                                --------------  --------------  --------------  --------------  --------------
      Total financial assets                    $       9,260   $       1,185   $       5,878   $       2,416   $       9,479
                                                ==============  ==============  ==============  ==============  ==============
  Financial Liabilities:
    Other contractholder deposit funds          $       3,425   $          --   $       3,529   $          --   $       3,529
    Supplementary contracts without life
      contingencies                                        28              --              --              28              28
    Funding agreements issued to FHLB member
      banks                                             1,899              --           1,894              --           1,894
    Funds withheld payable at interest                 15,330              --          15,330              --          15,330
    Debt                                                  620              --              --             619             619
                                                --------------  --------------  --------------  --------------  --------------
      Total financial liabilities               $      21,302   $          --   $      20,753   $         647   $      21,400
                                                ==============  ==============  ==============  ==============  ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                            FAIR VALUE HIERARCHY
                                                   CARRYING     ----------------------------------------------
  AS OF DECEMBER 31, 2016 AS REVISED                VALUE          LEVEL 1         LEVEL 2         LEVEL 3       FAIR VALUE
  --------------------------------------------  --------------  --------------  --------------  --------------  --------------
  ($ IN MILLIONS)
  Financial Assets:
    Mortgage and other loan receivables         $       3,516   $          --   $       3,468   $          93   $       3,561
    Policy loans                                          648              --              --             755             755
    FHLB common stock                                      60              --              --              60              60
    Other investments                                      25              --              --              25              25
    Funds withheld receivable at interest               1,492              --           1,492              --           1,492
    Life settlement contracts and single
      premium immediate annuity assets                    303              --              --             342             342
    Cash and cash equivalents                           1,042           1,042              --              --           1,042
                                                --------------  --------------  --------------  --------------  --------------
      Total financial assets                    $       7,086   $       1,042   $       4,960   $       1,275   $       7,277
                                                ==============  ==============  ==============  ==============  ==============
  Financial Liabilities:
    Other contractholder deposit funds          $       3,717   $          --   $       3,693   $          --   $       3,693
    Supplementary contracts without life
      contingencies                                        29              --              --              29              29
    Funding agreements issued to FHLB member
      banks                                             1,170              --           1,172              --           1,172
    Funds withheld payable at interest                  5,038              --           5,038              --           5,038
    Debt                                                  620              --              --             612             612
    Securities sold under agreements to
      repurchase                                          113             113              --              --             113
                                                --------------  --------------  --------------  --------------  --------------
      Total financial liabilities               $      10,687   $         113   $       9,903   $         641   $      10,657
                                                ==============  ==============  ==============  ==============  ==============

The following methods and assumptions are used to estimate the fair value of each class of investments that are not held at fair value:

     MORTGAGE AND OTHER LOAN RECEIVABLES

The fair value of mortgage and other loan receivables are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

     POLICY LOANS

For policy loans with fixed interest rates, estimated fair values are determined by using discounted cash flow models applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using corresponding current relevant risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     FEDERAL HOME LOAN BANK INVESTMENT AND LIABILITIES

The fair value of FHLB common stock is valued at cost. The Company has both floating rate and fixed rate funding agreements issued to FHLB member banks. The carrying value for the floating rate funding agreements approximates fair value. The fair value of the fixed rate funding agreements is estimated based on the present value of future cash flows discounted at the treasury rate (as of the valuation date) plus a fixed spread.

     OTHER INVESTMENTS

Other investments consist of limited partnerships and investment backing certain non-qualified deferred compensation arrangements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

     FUNDS WITHHELD RECEIVABLE AT INTEREST

The carrying value of funds withheld receivable at interest approximates fair value except where the FwH are specifically identified in the agreement. When funds withheld receivable at interest is specifically identified in the agreement, the fair value is based on the fair value of the underlying assets which are held by the ceding company. Ceding companies use a variety of sources and pricing methodologies, which are not transparent to the Company and may include significant unobservable inputs, to value the securities that are held in distinct portfolios, therefore the valuation of these funds withheld receivable at interest are considered Level 3 in the fair value hierarchy.

     LIFE SETTLEMENT CONTRACTS AND SINGLE PREMIUM IMMEDIATE ANNUITY ASSETS

The fair values of life settlement contracts and single premium immediate annuity assets are obtained by discounting the expected cash flows related to the life settlement contracts and single premium immediate annuity assets by the swap rate plus a spread. The spread is calculated at a fixed rate by matching the initial cash flow projections at purchase date with the life settlement contracts and single premium immediate annuity purchase price. Expected cash flows include annuity payments received from single premium immediate annuities, premiums paid into life settlement contracts and death benefit payments received on life settlement contracts.

     INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair value of liabilities under supplementary contracts without life contingencies is estimated based on current fund balances. The fair value of other individual contractholder funds represents the present value of future policyholder benefits.

     FUNDS WITHHELD PAYABLE AT INTEREST

Funds withheld payable at interest represents amounts held by the Company in accordance with the terms of reinsurance agreements. The carrying value of funds withheld payable at interest approximates fair value.

     DEBT

The fair value of debt was determined by using third-party vendor pricing models.

     SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

The Company participated in third-party repurchase agreements. Fair value is estimated based on expected future cash flows and interest rates.

7. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED, UNEARNED REVENUE RESERVES AND UNEARNED FRONT-END LOADS

The following reflects the changes to the DAC asset:

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                              ---------------------------------------------
                                                                                                 2016            2015
                                                                                  2017        AS REVISED      AS REVISED
                                                                              -------------  --------------  --------------
     ($ IN MILLIONS)
     Balance, at beginning of year                                            $      1,239   $       1,026   $         514
       Acquisition/reinsurance                                                          --              --              25
       Deferrals                                                                       352             387             452
       Amortized to expense during the year (1)                                       (162)           (123)            (72)
       Adjustment for unrealized investment (gains) losses during the year            (276)            (51)            107
                                                                              -------------  --------------  --------------
     Balance, at end of year                                                  $      1,153   $       1,239   $       1,026
                                                                              =============  ==============  ==============

--------
     (1) These amounts are shown within amortization of policy acquisition costs in the Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following reflects the changes to the VOBA asset:

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                              ---------------------------------------------
                                                                                                 2016            2015
                                                                                  2017        AS REVISED      AS REVISED
                                                                              -------------  --------------  --------------
     ($ IN MILLIONS)
     Balance, at beginning of year                                            $        780   $         916   $         781
       Amortized to expense during the year (1)                                        (82)            (62)            (59)
       Adjustment for unrealized investment (gains) losses during the year            (143)            (74)            194
                                                                              -------------  --------------  --------------
     Balance, at end of year                                                  $        555   $         780   $         916
                                                                              =============  ==============  ==============

--------
     (1) These amounts are shown within amortization of policy acquisition costs in the Consolidated Statements of Income.

Estimated future amortization of VOBA as of December 31, 2017 is as follows:

                                  YEARS                         AMOUNTS
                                  ------------------------  ----------------
                                                            ($ IN MILLIONS)
                                  2018                      $            65
                                  2019                                   61
                                  2020                                   51
                                  2021                                   41
                                  2022                                   36
                                  2023 and thereafter                   301
                                                            ----------------
                                    Total                   $           555
                                                            ================

The following reflects the changes to the URR and UFEL:

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                              ---------------------------------------------
                                                                                                 2016            2015
                                                                                  2017        AS REVISED      AS REVISED
                                                                              -------------  --------------  --------------
     ($ IN MILLIONS)
     Balance, at beginning of year                                            $        205   $         184   $           7
       Deferrals                                                                       101             126             122
       Amortized to income during the year (1)                                         (58)            (36)            (55)
       Adjustment for unrealized investment (gains) losses during the year            (157)            (69)            110
                                                                              -------------  --------------  --------------
     Balance, at end of year                                                  $         91   $         205   $         184
                                                                              =============  ==============  ==============

--------
     (1) These amounts are shown within policy fees in the Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. POLICYHOLDER LIABILITIES

FUTURE POLICYHOLDER BENEFITS, CONTRACTHOLDER DEPOSIT FUNDS AND OTHER POLICYHOLDER LIABILITIES

Future policyholder benefits and contractholder deposit funds and other policyholder liabilities by product were as follows as of December 31, 2017 and 2016:

                                                              2017                                 2016
                                               -----------------------------------  -----------------------------------
                                                                  CONTRACTHOLDER                       CONTRACTHOLDER
                                                                   DEPOSIT FUNDS                       DEPOSIT FUNDS
                                                   FUTURE            AND OTHER          FUTURE           AND OTHER
                                                POLICYHOLDER       POLICYHOLDER      POLICYHOLDER       POLICYHOLDER
                                                  BENEFITS          LIABILITIES        BENEFITS         LIABILITIES
                                               ----------------   ----------------  ----------------  -----------------
         ($ IN MILLIONS)
         Fixed-rate annuity                    $            --    $        17,809   $            --   $         15,558
         Fixed-indexed annuity                              --              8,239                --              5,996
         Variable annuity                                   --              2,684                --              2,840
         Indexed universal life                             --              7,540                --              6,856
         Fixed and variable universal life                  --              3,574                --              3,725
         Other life (term and whole life)                  746                341               764                358
         Preneed                                            23              3,103                22              3,148
         Closed blocks                                   1,315                104             1,315                106
         Other (including funding agreements)               42              1,909                50              1,182
                                               ----------------   ----------------  ----------------  -----------------
           Total                               $         2,126    $        45,303   $         2,151   $         39,769
                                               ================   ================  ================  =================

GUARANTEED BENEFITS

GUARANTEED MINIMUM DEATH BENEFITS

Certain VA and FIA contracts contain GMDB features that provide a guarantee that the benefit received at death will be no less than a prescribed minimum amount, even if the account balance is reduced to zero. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or sometimes a combination of these values. If the GMDB is higher than the current account value at the time of death, the Company pays a benefit equal to the difference.

The following table shows the balance of the GMDB reserves reported in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. The GMDB exposure includes reinsurance assumed.

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------------------
                                                                                 2016              2015
                                                               2017           AS REVISED        AS REVISED
                                                         -----------------  ----------------  ----------------
                 ($ IN MILLIONS)
                 Balance, at beginning of year           $            254   $           235   $           208
                   Expense incurred                                    (6)               62                69
                   Claims paid                                        (25)              (35)              (38)
                   Reinsurance premium paid                           (28)              (33)              (31)
                   Claims ceded to reinsurers                          20                25                27
                                                         -----------------  ----------------  ----------------
                 Balance, at end of year                 $            215   $           254   $           235
                                                         =================  ================  ================

The reserve is calculated by estimating the present value of total expected excess benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract, or the "benefit ratio," multiplied by the cumulative assessments as of the reporting date, less cumulative benefit payments, plus interest.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following information relates to the reserving methodology and assumptions for GMDB at December 31, 2017 and 2016:

     - The projection model uses multiple stochastic scenarios with mean total returns ranging from 2% per annum for money market funds to 4% per annum for bond funds to 8% per annum for equities;
     - For the projection of equity index returns for the legacy and assumed VA blocks, a one factor local volatility log-normal model was used. For the recent direct sales of VA products projected fund returns are determined by a third-party proprietary model;
     - For the legacy and assumed VA blocks, equity implied volatilities by duration are graded from OTC quotes on the front to historical volatilities on the back. For the years ended December 31, 2017 and 2016, at-the-money equity volatilities ranged from 14.5% to 27.0% and from 16.5% to 27.0%, respectively, depending on index and term;
     - The mortality assumptions are factors of an industry standard mortality table based on company experience varying by age and gender, with 21 years of mortality improvements; and,
     - The partial withdrawal rate assumption varies by tax-qualified status and attained age. For the years ended December 31, 2017 and 2016 total projected partial withdrawals were from 3.0% to 7.0% and 3.0% to 8.5%, respectively.

The following table presents the account value, net amount at risk and average attained age of underlying VA contractholders for guarantees in the event of death as of December 31, 2017 and 2016. The net amount at risk is the death benefit coverage in-force or the amount that the Company would have to pay if all VA contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the account value.

                                                                                            AS OF DECEMBER 31,
                                                                                    -----------------------------------
                                                                                         2017               2016
                                                                                    ----------------   ----------------
         ($ IN MILLIONS, EXCEPT FOR CONTRACTHOLDERS INFORMATION)
         Net deposits paid
           Account value                                                            $         4,996    $         4,715
           Net amount at risk                                                       $            49    $           134
           Average attained age of contractholders                                               66                 65
         Ratchet (highest historical account value at specified anniversary dates)
           Account value                                                            $           552    $           536
           Net amount at risk                                                       $            24    $            32
           Average attained age of contractholders                                               70                 70
         Roll-up (net deposits accumulated at a specified rate)
           Account value                                                            $            18    $            20
           Net amount at risk                                                       $             6    $             9
           Average attained age of contractholders                                               82                 83
         Higher of ratchet or roll-up
           Account value                                                            $         1,996    $         1,951
           Net amount at risk                                                       $           533    $           712
           Average attained age of contractholders                                               76                 76
         Total of guaranteed benefits categorized above
           Account value                                                            $         7,562    $         7,222
           Net amount at risk                                                       $           612    $           887
           Average attained age of contractholders (weighted by account value)                   69                 69
         Number of contractholders                                                          103,645            110,573

VARIABLE ANNUITY GUARANTEED MINIMUM INCOME BENEFITS

The Company previously issued VA contracts with a GMIB feature. The GMIB liability was $3 million and $4 million as of December 31, 2017 and 2016. The GMIB expenses incurred were less than $1 million for the years ended December 31, 2017, 2016 and 2015. The GMIB benefits paid were less than $1 million for the years ended December 31, 2017, 2016 and 2015. The reserves for the GMIB liability are calculated by using a methodology that is the same as the reserve for the corresponding GMDB liability, as discussed above.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

GUARANTEED MINIMUM WITHDRAWAL BENEFITS

Certain fixed-indexed and VA contracts are issued with a guaranteed minimum withdrawal feature. GMWB are an optional benefit where a contractholder is entitled to withdraw up to a specified amount of their benefit base each year.

The feature provides annuity policyholders with a minimum guaranteed stream of income for life, once the option is elected. The annual income amount is based on an annual withdrawal percentage multiplied by the contractual benefit base. The benefit base is defined in the contract and is generally the initial premium, reduced by any partial withdrawals, increased by a contractually defined percentage. Benefit payments are first deducted from the contractual account value. Excess guaranteed benefits are defined as the benefits paid once the underlying account value has reached zero.

The ultimate cost of these benefits will depend on the level of market returns and the level of contractual guarantees, as well as policyholder behavior, including surrenders, withdrawals, and benefit utilization. For FIA products, costs also include certain non-guaranteed terms that impact the ultimate cost, such as caps on crediting rates that can, at the Company's discretion, reset annually.

Reserves for the VA GMWB are bifurcated into an embedded derivative (recorded at fair value) and an additional insurance liability. The additional insurance liability for the VA GMWB and the reserves for the FIA GMWB are calculated in a manner similar to the reserves for the GMDB and GMIB discussed above.

The following table shows the balance of the GMWB reserves reported in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets:

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------------------
                                                                                 2016              2015
                                                               2017           AS REVISED        AS REVISED
                                                         -----------------  ----------------  ----------------
                 ($ IN MILLIONS)
                 Balance, at beginning of year           $            238   $           131   $            93
                   Expense incurred                                    49               107                38
                                                         -----------------  ----------------  ----------------
                 Balance, at end of year                 $            287   $           238   $           131
                                                         =================  ================  ================

The following table presents the account value, net amount at risk and number of contractholders for annuity contracts with guaranteed withdrawal benefits as of December 31, 2017 and 2016:

                                                                                   AS OF DECEMBER 31,
                                                                            ----------------------------------
                                                                                 2017              2016
                                                                            ----------------  ----------------
                 ($ IN MILLIONS, EXCEPT FOR CONTRACTHOLDERS INFORMATION)
                   Account value                                            $         8,945   $         8,013
                   Net amount at risk                                       $         1,878   $         1,712
                 Number of contractholders                                           91,322            76,274

CONTRACTHOLDER DEPOSIT FUNDS WITH EMBEDDED DERIVATIVES

The following table shows the balances of the host contract and embedded derivatives reported in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets:

                                                                           AS OF DECEMBER 31,
                                                                   -----------------------------------
                                                                                           2016
                                                                        2017            AS REVISED
                                                                   ----------------   ----------------
                          ($ IN MILLIONS)
                          Host contract                            $        11,458    $         9,527
                          Embedded derivatives                     $         1,290    $           851

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following paragraphs describe the products presented within the above table along with the underlying methodology used to calculate the embedded derivatives.

The Company's FIA, IUL and VA products contain equity-indexed features which are considered embedded derivatives and required to be measured at fair value. The fair value of the embedded derivative is calculated as the present value of future projected benefits in excess of the projected guaranteed benefits, using an option budget as the indexed account value growth rate. In addition, the fair value of the embedded derivative is reduced to reflect the risk of non-performance on the Company's obligation, referred to as the Company's own credit risk. Changes in interest rates, future index credits, the Company's own credit risk, projected withdrawal and surrender activity, and mortality can have a significant impact on the value of the embedded derivative.

FIXED-INDEXED ANNUITIES

FIA contracts allow the policyholder to elect a fixed interest rate return or a market indexed strategy where interest credited is based on the performance of an index, such as S&P 500 or other indices. The equity market strategy is an embedded derivative, similar to a call option. The fair value of the embedded derivative is computed as the present value of benefits attributable to the excess of the projected policy contract values over the projected minimum guaranteed contract values. The projections of policy contract values are based on assumptions for future policy growth, which include assumptions for expected index credits, future equity option costs, volatility, interest rates, and policyholder behavior. The projections of minimum guaranteed contract values include the same assumptions for policyholder behavior as are used to project policy contract values. The embedded derivative cash flows are discounted using a risk free interest rate increased by a non-performance risk spread tied to the Company's own credit rating.

INDEXED UNIVERSAL LIFE

IUL contracts allow a policyholder's account value growth to be indexed to certain equity indices, which result in an embedded derivative similar to a call option. The embedded derivative related to the index is bifurcated from the host contract and measured at fair value. The valuation of the embedded derivative is the present value of future projected benefits in excess of the projected guaranteed benefits, using the option budget as the indexed account value growth rate and the guaranteed interest rate as the guaranteed account value growth rate. Present values are based on discount rate curves determined at the valuation date/issue date as well as assumed lapse and mortality rates. The discount rate equals the forecast treasury rate plus a non-performance risk spread tied to the Company's own credit rating. Changes in discount rates and other assumptions such as spreads and/or option budgets can have a substantial impact on the embedded derivative.

VARIABLE ANNUITIES WITH GUARANTEED MINIMUM WITHDRAWAL BENEFITS

The Company has issued VA contracts with a GMWB feature. The GMWB feature provides annuity contractholders with a guaranteed stream of payments for life, once income is activated. The annual income amount is based on a percentage multiplied by the contractual benefit base. The benefit base is defined in the contract and may incorporate various combinations of ratchet and roll-up features. Benefit payments are first deducted from the account value. Excess guaranteed benefits are defined as all GMWB paid once the underlying account value has reached zero. Reserves for the GMWB are bifurcated into an embedded derivative (recorded at fair value) and an additional insurance liability.

The fair value calculation for the embedded derivative includes the following considerations:

     - The reserve is based on projections run under a large number of stochastic scenarios;
     -    All underlying scenarios are generated using risk neutral assumptions;
     -    The mean of the projected returns is based on a risk free rate;
     -    Volatilities are based on market implied volatilities; and,
     - The discount rate for this fair value calculation equals the risk free rate plus a spread consistent with the Company's risk of non-performance on its obligations, which is referred to as its own credit risk.

UNIVERSAL LIFE WITH NO-LAPSE GUARANTEE

The Company has certain in-force UL contracts which provide a secondary guarantee, or NLG, to the policyholder. The policy can remain in-force, even if the policyholder's account value is zero, as long as contractual secondary guarantee requirements have been met. The primary risk associated with these guarantees are that the premium collected under these policies, together with the investment return earned on that premium, is ultimately insufficient to pay the policyholder's benefits and the expenses associated with issuing and administering these policies. The Company holds an additional reserve in connection with these guarantees. The change in the reserve is included in policy benefits and claims in the Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The additional reserve related to UL products with secondary guarantees is calculated using methods similar to those described above under "Guaranteed Minimum Death Benefits." The costs related to these secondary guarantees are recognized over the life of the contracts through the accrual and subsequent release of a reserve which is revalued each period. The reserve is determined for any point in time equal to the accumulated value of the assessments since inception times the benefit ratio less the accumulated value of the excess death benefits paid since inception due to the NLG feature, plus interest. The "benefit ratio" is the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract. The carrying amount of the reserves is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives. The reserves for UL NLGs were $1,404 million and $1,211 million as of December 31, 2017 and 2016, respectively.

PRENEED RESERVES

Preneed life insurance pays a death benefit that helps cover funeral costs according to a prearranged funeral agreement. A liability for preneed policyholder benefits is established in an amount determined by the account or contract balance that accrues to the benefit of the policyholder. Reserves on preneed business are based on cash surrender values of issued policies. An additional insurance liability is established at each reporting date where the total liability is equal to the present value of projected future benefits and maintenance expenses, including discretionary death benefits to be credited to policies using current period discretionary death benefit crediting rates under current assumptions. The Company has also issued preneed insurance contracts with crediting rates tied to inflation as measured by the CPI or other indices. For these contracts, future death benefit growth is based on the expected yield curve on the swaps hedging the reserves.

These crediting rates utilize the following assumptions:

     - CREDITED INTEREST RATE: Based on the non-forfeiture rates of 3.0% to 5.5%.
     -    MORTALITY: Based on the Company's experience.
     - DEATH BENEFIT INFLATION: Based on the discretionary death benefit inflation rates in effect at the current reporting date. To mitigate the risk that a policy will not keep pace with increases in funeral prices or remain competitive, the Company has the discretion to increase or decrease the death benefit. Such increases or decreases are considered on a quarterly basis and vary by plan.
     - MAINTENANCE EXPENSES: Based on the Company's experience and expressed as a cost per paid-up policy and a cost per premium-paying policy.

The earned interest rate used to calculate estimated gross profits is based on the asset yield.

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued VA and VUL contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued VA and VUL contracts through separate accounts where the Company guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

The market-value adjusted product attributable to a third party was assumed on a modco basis. Therefore, the assets related to these liabilities are recorded as a modco receivable, which is included within funds withheld receivable at interest in the Consolidated Balance Sheets. See Note 10 --"Reinsurance" for additional information about reinsurance.

The Company had the following VA with guaranteed minimum returns:

                                                                             AS OF DECEMBER 31,
                                                                        ------------------------------
                                                                            2017            2016
                                                                        --------------  --------------
                          ($ IN MILLIONS)
                          Account value                                 $           9   $          10
                          Range of guaranteed minimum return rates        2.8% - 3.5%     2.8% - 3.5%

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Account balances of these contracts with guaranteed minimum returns were invested as follows:

                                                                           AS OF DECEMBER 31,
                                                                   -----------------------------------
                                                                        2017               2016
                                                                   ----------------   ----------------
                          ($ IN MILLIONS)
                          Asset Type:
                            Fixed maturity securities              $            13    $            23
                            Cash and cash equivalents                            2                  1
                                                                   ----------------   ----------------
                              Total                                $            15    $            24
                                                                   ================   ================

9. CLOSED BLOCKS

Summarized financial information of the Company's closed blocks is as follows:

                                                                                                AS OF DECEMBER 31,
                                                                                        -----------------------------------
                                                                                                                2016
     BALANCE SHEETS                                                                           2017           AS REVISED
     ---------------------------------------------------------------------------------  -----------------  ----------------
     ($ IN MILLIONS)
     Assets
       Total investments                                                                $              1   $             1
       Cash and cash equivalents                                                                       9                 9
       Reinsurance recoverable                                                                     1,383             1,398
       Deferred income taxes                                                                          32                44
       Other assets                                                                                    2                13
                                                                                        -----------------  ----------------
         Total assets                                                                              1,427             1,465
                                                                                        -----------------  ----------------
     Liabilities
       Future policy benefits                                                                      1,315             1,315
       Outstanding claims                                                                             16                26
       Contractholder deposit funds and other liabilities                                              1                 1
       Policyholder dividend obligation at fair value (1)                                             87                88
       Policyholder dividends payable at fair value (1)                                               16                17
                                                                                        -----------------  ----------------
         Total policyholder liabilities                                                            1,435             1,447
       Accrued expenses and other liabilities                                                         14                 6
                                                                                        -----------------  ----------------
         Total liabilities                                                                         1,449             1,453
                                                                                        -----------------  ----------------
     Excess of closed block liabilities over assets designated to the closed blocks and maximum future earnings to be recognized from closed block assets and
       liabilities                                                                      $             22   $           (12)
                                                                                        =================  ================

--------
     (1) Included within contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                      -----------------------------------------------------
                                                                                               2016              2015
     STATEMENTS OF INCOME                                                   2017            AS REVISED        AS REVISED
     ---------------------------------------------------------------  ----------------  -----------------  ----------------
     ($ IN MILLIONS)
     Revenues
       Premiums and other income                                      $            --   $             --   $        (1,320)
       Net investment expense                                                      --                 --               (26)
       Net investment gains                                                        --                 --                26
                                                                      ----------------  -----------------  ----------------
         Total revenues                                                            --                 --            (1,320)
                                                                      ----------------  -----------------  ----------------
     Benefits and Expenses
       Policyholder benefits                                                       --                 (6)           (1,403)
       Other expenses                                                              --                 --                 3
                                                                      ----------------  -----------------  ----------------
         Total benefits and expenses                                               --                 (6)           (1,400)
                                                                      ----------------  -----------------  ----------------

     Net contribution from the closed blocks                                       --                  6                80

     Income tax expense (benefit)                                                  12                (14)                1
                                                                      ----------------  -----------------  ----------------
     Net income                                                       $           (12)  $             20   $            79
                                                                      ================  =================  ================

Many expenses related to the closed block operations are charged to operations outside the closed blocks; accordingly, the contribution from the closed blocks does not represent the actual profitability of the closed block operations.

The closed blocks of business represents policies acquired through acquisition, which were valued at fair value at the acquisition date.

10. REINSURANCE

The Company holds collateral for and provide collateral to our reinsurance clients. As of both December 31, 2017 and 2016, reinsurers held collateral of $1.2 billion on behalf of the Company. A significant portion of the collateral that the Company provides to its reinsurance clients is provided in the form of assets held in a trust for the benefit of the counterparty. As of December 31, 2017, these trusts were required to hold, and held in excess of, $6.9 billion of assets to support reserves of $5.8 billion. As of December 31, 2016, these trusts were required to hold, and held in excess of, $8.1 billion of assets to support reserves of $7.1 billion.

The Company seeks to diversify risk and limit its overall financial exposure through reinsurance. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance, modco, FwH coinsurance and yearly renewable term basis. Under a coinsurance agreement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality, morbidity, lapses, investment risk or other risks, if any, inherent in the underlying policies and assets. The Company remains liable to the extent reinsurers do not meet obligations under the reinsurance agreements. Modco and FwH coinsurance differ from coinsurance in that the assets supporting the reserves are retained by the ceding company while the related investment risk is transferred to the reinsurer.

Effective April 1, 2017, the Company entered into a reinsurance transaction whereby, on a 45% quota share basis, fixed annuity and preneed business written by FLIC was ceded to Global Atlantic Re Limited, or "Global Atlantic Re," a Bermuda exempted company and a direct subsidiary of CwA Re Midco, on a FwH basis. As a result of this transaction, the Company recorded a reinsurance recoverable of $9.0 billion and a FwH payable of $8.6 billion and continue to ceded business on an ongoing basis.

Effective October 1, 2016, the Company entered into a reinsurance agreement whereby the Company ceded $596 million of fixed-rate annuity reserves on a FwH basis.

Effective July 1, 2016, the Company entered into an excess of loss reinsurance agreement. The business covered under this agreement consists of interest sensitive life, IUL, UL, whole life and term life in-force policies as of June 30, 2016 with an effective date through June 30, 2021. The reinsurance covers claims from the effective date in excess of 125% of expected level of claims with a cap of 205%.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Effective December 31, 2015, the Company entered into an internal reinsurance transaction with its subsidiary, whereby all of the VA business written by FLIC was ceded to the Company, with certain contracts retro-ceded to Global Atlantic Re on a FwH coinsurance, coinsurance and modco basis. As a result of these transactions, the Company recorded a reinsurance recoverable of $169 million and a FwH payable of $114 million.

Effective December 1, 2015, the Company ceded substantially all the policies in the FAFLIC and the Indianapolis Life Insurance Company Closed Blocks through two coinsurance agreements with a third party. As a result of these agreements, the Company transferred $1 billion of trading fixed maturity securities and recorded reinsurance recoverable of $1.4 billion. The Company elected the fair value option for the treaties. See Note 9 --"Closed Blocks" for additional information on closed blocks.

Effective October 1, 2015, the Company assumed, on a 50% quota share basis, certain deferred annuity contracts, through a coinsurance agreement from a third party. Under this agreement, the Company recorded a deposit liability of $733 million.

In accordance with certain UL, IUL, whole and term life reinsurance agreements with a third party, the Company has initiated assumption reinsurance on eligible policies, beginning in August, 2015 and continuing into 2016. As a result of the assumption reinsurance, the affected policies are reported as direct business, rather than assumed business. Eligible policies will continue to be novated in the future. As these novations occur, the affected policies will be reported as direct business.

Effective July 31, 2015, the Company amended two treaties it held with a third party, which resulted in the restructuring of reinsurance on certain UL, IUL, and term life policies from FwH coinsurance to coinsurance. As a result of the amendments, $892 million of assets were transferred to the Company. Prior to the amendment, the Company valued the FwH coinsurance treaties under the fair value basis; subsequent to the amendment, the Company valued the treaties in accordance with traditional U.S. GAAP accounting for long-duration policies. The difference in the value of the liabilities under the FwH coinsurance treaties and the liabilities under the coinsurance treaty of $245 million was included in the cost of reinsurance as an intangible asset that will be amortized based on either death benefits in force or the run off of the base policy reserves, depending on product type. The intangible value amortization is included in policy benefits and claims in the Consolidated Statements of Income .

Effective April 1, 2015, the Company entered into a monthly renewable term agreement with a third party to cede risks associated with certain UL policies issued by Accordia and FAFLIC.

Effective April 1, 2015, the Company assumed, on a coinsurance and modco basis, certain UL and VUL policies from a third party. Under this agreement, the Company recorded a deposit liability of $631 million.

Effective January 1, 2015, the Company assumed, through a coinsurance agreement with a third party, certain FA and payout contracts. Under this agreement, the Company recorded a deposit liability of $723 million.

The Company maintains a number of other reinsurance treaties whereby the Company assumes life, FA, VA, UL, and VUL insurance policies on a coinsurance, modco, and FwH basis. The Company also maintains other reinsurance treaties including the cession of certain UL policies, certain individual disability income policies and discontinued accident and health insurance.

The effects of reinsurance on the Consolidated Balance Sheets were as follows:

                                                                                     AS OF DECEMBER 31,
                                                                             -----------------------------------
                                                                                                     2016
                                                                                   2017           AS REVISED
                                                                             -----------------  ----------------
                ($ IN MILLIONS)
                Policyholder liabilities:
                  Direct                                                     $         38,002   $        31,202
                  Assumed                                                               9,625            10,915
                                                                             -----------------  ----------------
                    Total policyholder liabilities                                     47,627            42,117
                  Ceded - affiliated (1)                                              (16,010)           (6,239)
                  Ceded - non-affiliated (1)                                           (1,187)           (1,931)
                                                                             -----------------  ----------------
                Net policyholder liabilities                                 $         30,430   $        33,947
                                                                             =================  ================

--------
                (1) Reported within reinsurance recoverable in the Consolidated
                    Balance Sheets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and on market conditions (including the availability and pricing of reinsurance). The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company held no allowance for uncollectible amounts at December 31, 2017 or 2016.

As of December 31, 2017 and 2016, the Company had $1.9 billion and $1.8 billion of funds withheld receivable at interest, respectively, with two counterparties. The assets supporting these receivables were held in trusts and not part of the respective counterparty's general accounts.

The effects of reinsurance on the Consolidated Statements of Income were as follows:

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                                                                   2016              2015
                                                                2017            AS REVISED        AS REVISED
                                                           ----------------  -----------------  ----------------
                ($ IN MILLIONS)
                Premiums:
                  Direct                                   $           120   $            145   $           104
                  Assumed                                               71                 84               134
                  Ceded - affiliated                                    (2)                --                --
                  Ceded - non-affiliated                              (140)              (145)           (1,508)
                                                           ----------------  -----------------  ----------------
                Net premiums                               $            49   $             84   $        (1,270)
                                                           ================  =================  ================

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                                                                    2016              2015
                                                                 2017            AS REVISED        AS REVISED
                                                           ----------------   ----------------  ----------------
                ($ IN MILLIONS)
                Policy fees:
                  Direct                                   $           815    $           734   $           524
                  Assumed                                              415                437               636
                  Ceded - affiliated                                  (332)              (256)             (154)
                                                           ----------------   ----------------  ----------------
                Net policy fees                            $           898    $           915   $         1,006
                                                           ================   ================  ================

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                                                                    2016               2015
                                                                 2017            AS REVISED        AS REVISED
                                                           ----------------  -----------------  ----------------
                ($ IN MILLIONS)
                Policy benefits and claims:
                  Direct                                   $         1,814   $          2,081   $           657
                  Assumed                                              710                144               862
                  Ceded - affiliated                                  (732)              (355)             (313)
                  Ceded - non-affiliated                              (190)              (199)           (1,284)
                                                           ----------------  -----------------  ----------------
                Net policy benefits and claims             $         1,602   $          1,671   $           (78)
                                                           ================  =================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

11. DEBT AND FINANCING ARRANGEMENTS

Debt was comprised of the following:

                                                                                      AS OF DECEMBER 31,
                                                                             -----------------------------------
                                                                                    2017              2016
                                                                             -----------------  ----------------
                ($ IN MILLIONS)
                Surplus note - affiliated                                    $            620   $           620
                                                                             -----------------  ----------------
                  Total debt                                                 $            620   $           620
                                                                             =================  ================

Principal payments due on debt are as follows:

                                  YEARS                                           AMOUNTS
                                  -----------------------------------------  ----------------
                                                                             ($ IN MILLIONS)
                                  2018                                       $            --
                                  2019                                                    --
                                  2020                                                    --
                                  2021                                                   620
                                  2022                                                    --
                                  2023 and thereafter                                     --
                                                                             ----------------
                                    Total                                    $           620
                                                                             ================

NOTES PAYABLE - AFFILIATED

On January 2, 2014, the Company issued the Existing Company's Surplus Note of $300 million aggregate principal balance amount to FinCo of which $255 million remains outstanding at December 31, 2016 following a contractual amortization of principal payment that occurred in January 2015.

On October 5, 2016, FLIC issued the FLIC Surplus Note to its indirect parent, FinCo, with a principal balance of $365 million and an interest rate of 6.5%, paid semi-annually, and a maturity date of October 5, 2021. All principal and interest payments may be made subject to the prior approval of the Commissioner of the Indiana Department of Insurance. The FLIC Surplus Note is subordinated in right of payment to the prior payment in full of all senior indebtedness, policy claims and prior claims of FLIC as defined in the FLIC Surplus Note.

On December 29, 2017, FinCo's surplus note holdings were restructured, or the "Surplus Note Restructuring." Under the terms of the Surplus Note Restructuring, FinCo contributed FLIC Surplus Note to the Company in exchange for a surplus note issued by the Company to FinCo on essentially the same terms as the FLIC Surplus Note, or the "Company Corollary Note." To facilitate regulatory approval of interest payments, the Company combined the Existing Company's Surplus Note with the Company Corollary Note, thereby creating a new surplus note, or the "New Note."

Further to the Surplus Note Restructuring, the Company issued the New Note in the amount of $620 million (the aggregate principal amount of the FLIC Surplus Note and the Existing Company's Surplus Note), paying interest semi-annually on March 31 and September 30 on the unpaid principal amount at a fixed rate of 5.75% due October 5, 2021. This rate reflects a combined coupon of the two existing surplus notes. The New Note is unsecured and subordinated to all senior indebtedness, policy claims and prior claims as defined. The prior approval of the Commissioner is required for any and all payments of interest or principal.

In accordance with Massachusetts General Law Chapter 175, Section 206C(n), the issuance by the Company of the New Note to FinCo replaced the Existing Company's Note by combining: (1) the Existing Company's Note; and (2) the Company Corollary Note (that would otherwise be separately issued but is combined into the New Note with the Existing Company's Note through the Surplus Note Restructuring) in exchange for FinCo's contribution of the FLIC Surplus Note to the Company.

Under the terms of the Surplus Note Restructuring, the FLIC Surplus Note was contributed to the Company by FinCo on December 29, 2017.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company recognized $18 million of interest expense on notes payable for the years ended December 31, 2017, $12 million for the year ended December 31, 2016 and $11 million for the year ended December 31, 2015. As noted above, the Existing Company's Note was replaced on December 29, 2017 under the terms of the Surplus Note Restructuring.

12. COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME AND EXPENSES

Other assets consist of the following:

                                                                                     AS OF DECEMBER 31,
                                                                             -----------------------------------
                                                                                                     2016
                                                                                   2017           AS REVISED
                                                                             -----------------  ----------------
                ($ IN MILLIONS)
                Premiums and other account receivables                       $             49   $            68
                Miscellaneous assets                                                       30                35
                Deferred sales inducement and intangible assets                            48                56
                Investments in process of settlement and other investment
                  related accounts                                                         85                 7
                Deferred income tax asset                                                  --               175
                Current income tax recoverable                                              2                56
                                                                             -----------------  ----------------
                  Total other assets                                         $            214   $           397
                                                                             =================  ================

The definite life intangible assets are amortized by using the straight-line method over the useful life of the assets which is between 1 to 11 years. The indefinite life intangible assets are not subject to amortization. The amortization expense of definite life intangible assets was $2 million, $2 million and $4 million for the years ended December 31, 2017, 2016 and 2015 respectively.

Accrued expenses and other liabilities consist of the following:

                                                                                      AS OF DECEMBER 31,
                                                                             -----------------------------------
                                                                                                      2016
                                                                                    2017           AS REVISED
                                                                             -----------------  ----------------
                ($ IN MILLIONS)
                Accrued expenses                                             $            277   $           166
                Investments in process of settlement and other investment
                  related accounts                                                        103                23
                Accrued employee related expenses                                          61                65
                Derivative instruments payable                                             24                24
                Single premium immediate annuity note payable                              26                26
                Other tax related liabilities                                               9                13
                Accounts and commissions payables                                         105                16
                Accrued interest                                                            9                 9
                Deferred income tax liability                                             135                --
                                                                             -----------------  ----------------
                  Total accrued expenses and other liabilities               $            749   $           342
                                                                             =================  ================

Other income consists of the following:

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                                                                    2016              2015
                                                                 2017            AS REVISED        AS REVISED
                                                           ----------------  -----------------  ----------------
                ($ IN MILLIONS)
                Reinsurance administrative fees            $            90   $             26   $            21
                Miscellaneous income                                     5                  6                 1
                                                           ----------------  -----------------  ----------------
                  Total other income                       $            95   $             32   $            22
                                                           ================  =================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

General and administrative expenses consist of the following:

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------
                                                                                         2016               2015
                                                                       2017           AS REVISED         AS REVISED
                                                                  ----------------  ----------------   ----------------
         ($ IN MILLIONS)
         Other general and administrative expenses
           Employee related expenses                              $           142   $           154    $           106
           Administrative and professional services                           232               119                126
           Miscellaneous operating expenses                                    21                33                 94
                                                                  ----------------  ----------------   ----------------
             Total other general and administrative expenses                  395               306                326
                                                                  ----------------  ----------------   ----------------
         Insurance expenses:
           Commission expense                                                  10                18                 27
           Premium taxes                                                       20                18                 19
           Other insurance expenses                                            89                81                 25
                                                                  ----------------  ----------------   ----------------
             Total insurance expenses                                         119               117                 71
                                                                  ----------------  ----------------   ----------------
               Total general and administrative expenses          $           514   $           423    $           397
                                                                  ================  ================   ================

13. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

Information regarding amounts reclassified out of each component of retained earnings was as follows:

                                                    CONSOLIDATED STATEMENTS OF INCOME
     COMPONENTS OF                                   AND CONSOLIDATED STATEMENTS OF                     2016
     ACCUMULATED OTHER COMPREHENSIVE INCOME           COMPREHENSIVE INCOME (LOSS)                        AS
     (LOSS)                                                     LOCATION                  2017        REVISED         2015
     ---------------------------------------------  ---------------------------------  -----------  -------------  ------------
     ($ IN MILLIONS)
     Net unrealized investment gains on AFS fixed maturity securities and other investments:

     Net unrealized investment gains                Net other investment gains
                                                    (losses)                           $      161   $         30   $        76
                                                                                       -----------  -------------  ------------
     Net unrealized investment gains, before
        income tax                                                                            161             30            76
     Income tax expense                                                                       (56)           (10)          (27)
                                                                                       -----------  -------------  ------------
     Net unrealized investment gains, net of
        income tax                                                                            105             20            49
                                                                                       -----------  -------------  ------------

     Total reclassifications, net of income tax                                        $      105   $         20   $        49
                                                                                       ===========  =============  ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

14. INCOME TAXES

PROVISION FOR INCOME TAXES

The table below presents the components of the (benefit) expense for taxes attributable to continuing operations:

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------
                                                                                         2016               2015
                                                                       2017           AS REVISED         AS REVISED
                                                                  ----------------  ----------------  -----------------
         ($ IN MILLIONS)
         Current income tax expense (benefit)
           Federal                                                $            28   $           (18)  $             37
           State/local                                                          2                --                  2
                                                                  ----------------  ----------------  -----------------
             Total current income tax expense (benefit)                        30               (18)                39
                                                                  ----------------  ----------------  -----------------
         Deferred income tax (benefit) expense
           Federal                                                           (158)               30                106
           State/local                                                          6                 3                 (2)
                                                                  ----------------  ----------------  -----------------
             Total deferred income tax (benefit) expense                     (152)               33                104
                                                                  ----------------  ----------------  -----------------
               Total income tax (benefit) expense                 $          (122)  $            15   $            143
                                                                  ================  ================  =================

A reconciliation of the differences between the provision for income taxes and the expected tax provision computed at weighted statutory rates is as follows:

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------
                                                                                         2016               2015
                                                                       2017           AS REVISED         AS REVISED
                                                                  ----------------  ----------------  -----------------
         ($ IN MILLIONS)
         Expected income tax (benefit) expense                    $           (49)  $            26   $            153
         Addition (reduction) in income tax resulting from:
           Dividend received deduction                                         (8)              (10)                (6)
           Low income housing tax credits                                      (3)               (3)                (2)
           Change in valuation allowance                                       --                --                 --
           Prior year taxes                                                     1                (2)                --
           State taxes                                                          5                 2                 --
           Non-controlling interest tax effect                                  9                --                 --
           Intercompany reinsurance thru funds withheld trusts                 (6)               --                 --
           Non-deductible conversion costs                                      9                --                 --
           Revaluation due to change in tax rate                              (80)               --                 --
           Other                                                               --                 2                 (2)
                                                                  ----------------  ----------------  -----------------
             Total income tax (benefit) expense                   $          (122)  $            15   $            143
                                                                  ================  ================  =================

DEFERRED INCOME TAXES

Deferred income taxes reflect the net effects of temporary differences between financial reporting and tax basis of assets and liabilities. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse. Valuation allowances are established to reduce deferred tax assets to the amount that more likely than not will be realized.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The table below presents the significant components of deferred tax assets and liabilities:

                                                                                        AS OF DECEMBER 31,
                                                                                -----------------------------------
                                                                                                        2016
                                                                                     2017            AS REVISED
                                                                                ----------------  -----------------
             ($ IN MILLIONS)
             Deferred tax assets:
               Insurance reserves                                               $           502   $            394
               Loss carryforwards                                                             3                 14
               Employee compensation                                                         --                 --
               Deferred revenue liabilities                                                 170                314
               Goodwill                                                                       9                 17
               Other                                                                         31                 39
                                                                                ----------------  -----------------
                 Subtotal deferred tax assets                                               715                778
               Valuation allowance                                                           --                 --
                                                                                ----------------  -----------------
                 Total deferred tax assets                                                  715                778
                                                                                ----------------  -----------------
             Deferred tax liabilities:
               VOBA                                                                         148                284
               DAC                                                                          159                192
               Loss reserve adjustment (transition rule)                                    165                 --
               Investments, including derivatives                                           348                116
               Other                                                                         30                 11
                                                                                ----------------  -----------------
                 Total deferred tax liabilities                                             850                603
                                                                                ----------------  -----------------
                   Total deferred tax (liability) assets, net                   $          (135)  $            175
                                                                                ================  =================

TAX ATTRIBUTES

As of December 31, 2017 and 2016, the Company did not record any valuation allowance. In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes, except as otherwise noted. This conclusion is based primarily on a review of expected taxable income and considers all available evidence, both positive and negative.

At December 31, 2017 the Company has net operating loss carryforwards of $13 million that will expire in 2019 and no capital loss carryforwards. The net operating loss carryforwards were generated prior to 2006 and are subject to Internal Revenue Code Section 382 annual limitations of $14 million.

UNRECOGNIZED TAX BENEFITS

The Company recognizes tax position in the consolidated financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the consolidated financial statements. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will impact the Company's financial condition, results of operations or cash flows. As of December 31, 2017 and 2016, the Company did not record a liability related to accounting for uncertainty in income taxes.

STATUS OF OPEN TAX YEARS

The Company and its subsidiaries' federal income tax returns are routinely audited by the IRS, and when appropriate, provisions are made in the consolidated financial statements in anticipation of the results of these audits. The tax years under examination by the IRS vary by company, however the earliest tax year that remains open is 2011. In 2016, the IRS completed an audit of one of the Company's U.S. domiciled subsidiaries' 2011 to 2013 federal income tax returns; the audit did not result in any material adjustments.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

TAX CUTS AND JOBS ACT

H.R. 1 commonly referred to as the Tax Cuts and Jobs Act, or "TCJA," was enacted into U.S. law on December 22, 2017. This law includes a broad range of tax reform changes that will affect U.S. businesses, including changes to corporate tax rates, business deductions and international tax provisions.

In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, or "SAB 118," to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of TCJA. In January 2018 FASB issued FASB Staff Q&A, Topic 740, No. 1 stating that application of SAB 118 would be considered to be in accordance with US GAAP for private company financial statements. SAB 118 provides guidance under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company's accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for TCJA based on information that is available.

The Company has not fully completed its accounting for the tax effects of TCJA. However, the Company has recorded the effects of TCJA as reasonable estimates due to the need for further analysis of the provisions within TCJA and collection, preparation and analysis of relevant data necessary to complete the accounting. As a result, upon enactment of TCJA, the Company recognized a $80 million tax benefit in income tax (benefit) expense in the Company's Consolidated Statements of Income for the year ended December 31, 2017. This net tax benefit resulted from the reduction in the U.S. tax rate from 35% to 21% and was comprised of a $109 million tax expense from the decrease in net deferred tax assets related to the non-OCI portion of the deferred inventory, offset by a $189 million tax benefit from the decrease in net deferred tax liabilities related to the OCI portion of the deferred inventory.

As we complete the collection, preparation and analysis of data relevant to TCJA, and interpret any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, the Company may make adjustments to these provisional amounts. These adjustments may materially impact our provision for income taxes in the period in which the adjustments are made.

15. DIVIDEND RESTRICTIONS AND STATUTORY INFORMATION

Several of the Company's subsidiaries are regulated insurance companies and subject to laws governing the payment of dividends to shareholders in the U.S. and Bermuda. These laws impact the dividend paying ability of the Company's regulated subsidiaries. The Company paid dividends of $215 million in the year ended December 31, 2017, $40 million in the year ended December 31, 2016 and no dividends in the year ended December 31, 2015.

THE UNITED STATES OF AMERICA

The Company is the sole owner of it's U.S. insurance subsidiaries. As a result, if it receives any dividend payments from those subsidiaries it must further dividend those payments in order for the payments to reach it's parent. As such, the ordinary dividend capacity at the Company effectively limits the parent's access to the dividend capacity of its other U.S. insurance subsidiaries unless the Company seeks and receives extraordinary dividend approval from the Company's primary insurance regulator, the Massachusetts Division of Insurance.

Statutory information for the Company, as filed in it's annual statement, is as follows:

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                     -----------------------------------------
                                                                         2017           2016          2015
                                                                     ------------  -------------  ------------
                 ($ IN MILLIONS, EXCEPT RISK-BASED CAPITAL RATIO)
                 Capital and surplus                                 $     2,488   $      2,156   $     2,162
                 Statutory net income                                        268            105            59
                 Risk-based capital (company action level) ratio             475%           413%          458%

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The laws and regulations of each U.S. insurance subsidiary's state of domicile generally require notice to and approval by the state insurance commissioner prior to the declaration or payment of an extraordinary dividend. An extraordinary dividend is any dividend, which, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of: (1) 10% of the insurer's policyholder surplus as of December 31 of the preceding year; or (2) the statutory net gain from operations for the twelve-month period ending on the last preceding December 31. In addition, insurance statutes generally require an insurance company to pay a dividend or distribution out of earned surplus, unless it receives the prior approval of its domiciliary state insurance regulator. These laws and regulations require, among other things, each U.S. insurance subsidiary to maintain minimum solvency requirements and limit the amount of dividends these subsidiaries can pay. The following table summarizes those requirements for the Company:

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------
                                                                   2017            2016            2015
                                                              -------------  -------------   -------------
              ($ IN MILLIONS)
              Extraordinary dividend limitations for CwA:
              10% of capital and surplus                       $        249   $        216    $        216
              Statutory net gain from operations                        526            231              90
              Unassigned funds                                          576            725             731

              Dividends permitted without permission                    321            231             216

--------
          (1) Dividends permitted without approval at December 31, 2017 have been reduced by dividends made within the preceding 12 months which were $181 million paid on June 30, 2017 and $25 million paid on December 29, 2017.

The Company's U.S. domiciled insurance subsidiaries must meet minimum capital and surplus requirements under a risk-based capital, or "RBC," formula. RBC is the standard measurement of an insurance company's required capital on a statutory basis, and is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula is intended to take into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to maintaining certain levels of a company's surplus deficit under the RBC formula or company action level RBC, or "CAL RBC." All of the Company's U.S. insurance subsidiaries individually exceeded CAL RBC for 2017 and 2016.

Certain of the Company's regulated insurance subsidiaries are required to file financial statements with U.S. state regulatory authorities prepared on an accounting basis prescribed or permitted by their domiciliary state. Statutory surplus computed under those methodologies differ from shareholder's equity reported in accordance with U.S. GAAP primarily because fixed maturity securities are required to be carried at cost or amortized cost, policy acquisition costs are expensed when incurred and asset valuation and interest maintenance reserves are required to be held. Life insurance reserves are calculated based upon different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

The Company's insurance entities cede certain term life and UL insurance statutory reserves to wholly-owned captives on coinsurance and FwH coinsurance bases. The reserves are secured by cash, invested assets and financing provided by highly rated third parties. As of December 31, 2017 and 2016, the Company's wholly-owned captives assumed statutory reserves of $5.3 billion and $4.9 billion, respectively, from the Company's insurance entities. In the states of Vermont and Iowa, the affiliated reinsurers have adopted permitted and prescribed practices allowing for the outstanding principal of a contingent note or a parental guarantee serving as collateral in connection with a reinsurance credit to be included in surplus as admitted assets. As of December 31, 2017 and 2016, assets admitted under these practices increased surplus by $1.9 billion and $1.8 billion, respectively.

16. RELATED PARTY TRANSACTIONS

The Company has investment management service agreements with Goldman Sachs Asset Management LP, or "GSAM," an affiliate of The Goldman Sachs Group, Inc., or "Goldman Sachs," a related party. GSAM provides investment management services across the Company. The Company recorded expenses for these agreements of $17 million, $16 million and $19 million for the years ended December 31, 2017, 2016 and 2015, respectively, and had $3 million payable as of both December 31, 2017 and 2016, respectively.

The Company has a service agreement with GAFLL which can be terminated by either party upon applicable notice. Under the agreement, the Company recorded expenses related to certain employee equity-based compensation plans of $2 million for the years ended December 31, 2017, 2016 and 2015.


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

During the years ended December 31, 2017, 2016 and 2015, the Company had agreements with Global Atlantic Re, under which Global Atlantic Re agreed to pay the Company certain fees for administration of ceded blocks of VA, FA, UL and individual life business. The Company received fee income from Global Atlantic Re of $90 million, $26 million, and $21 million for the years ended December 31, 2017, 2016 and 2015, respectively, and had $27 million and $6 million receivable as of December 31, 2017 and 2016, respectively.

The Company entered into several derivative transactions with affiliates, which resulted in income of $93 million and $13 million, and expenses of $9 million for the years ended December 31, 2017, 2016 and 2015, respectively. The Company had affiliated derivative receivables of $4 million and $36 million as of December 31, 2017 and 2016, respectively. The Company had affiliated derivative payables of $794 million and $173 million as of December 31, 2017 and 2016, respectively.

During the years ended December 31, 2017, 2016 and 2015, the Company had agreements with certain affiliates under GAFG. These affiliates agreed to provide personnel, management services, administrative support, the use of facilities, and such other services as the parties may agree from time to time. The Company recorded expenses of $256 million, $241 million, and $189 million for the years ended December 31, 2017, 2016 and 2015, respectively, and had $19 million and $9 million payable as of December 31, 2017 and 2016, respectively.

During the years ended December 31, 2017, 2016 and 2015, the Company received certain distribution and administration fees from affiliates under Goldman Sachs. The Company recorded income from these agreements of $13 million, $12 million, and $4 million December 31, 2017, 2016 and 2015 and recorded a receivable of $3 million as of both December 31, 2017 and 2016.

In November 2016, the Company entered into an agreement with an affiliate of Centaurus Capital LP, or "Centaurus," a shareholder of our ultimate parent GAFG, whereby the Company received $5 million in structuring fees. The fee income received by the Company was a reimbursement for time and expenses incurred by the Company to negotiate the structuring of certain investments with counterparties. The fee was recognized in revenues within the Consolidated Statements of Income for the year ended December 31, 2016. In addition, the Company had certain investments in renewable energy entities that are LLCs where an affiliate of Centaurus is the managing member. In addition, in connection with the acquisition of a solar project from Centaurus Renewable Energy, or "CRE," an affiliate of Centaurus, the Company has recorded a $15 million payable to CRE at December 31, 2017.

17. COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has operational servicing agreements with third party administrators for policy administration over certain fixed-rate annuities, UL, VA, VUL, whole life, and term life policies. Additionally, the Company is party to a third party professional services agreement regarding the management of aspects of the Company's reinsurance portfolio. The Company leases office space for its operations.

As of December 31, 2017, purchase commitments under agreements with third party administrators and other service providers and lease commitments were as follows:

                    YEARS                                           AMOUNTS
                    -----------------------------------------  ----------------
                    ($ IN MILLIONS)
                    2018                                       $            32
                    2019                                                    26
                    2020                                                    23
                    2021                                                    20
                    2022                                                    18
                    2023 and thereafter                                      9
                                                               ----------------
                      Total                                    $           128
                                                               ================

The Company also has outstanding loan commitments and commitments to make investments in LPs, joint ventures and LLCs of $523 million and $160 million, as of December 31, 2017 and 2016, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states.

In connection with the separation of the Company from GAFG's former parent, Goldman Sachs, GAFG provided certain written assurances to the Commonwealth of Massachusetts Commissioner of Insurance. GAFG agreed to make capital contributions to the Company and FAFLIC, subject to a maximum of $250 million, if necessary to ensure that the Company or FAFLIC maintains a RBC ratio of at least 100% of the Company Action Level. Such assurances have been provided solely to the Commonwealth of Massachusetts Commissioner of Insurance by GAFG and terminate in May 2018 or at such time as Goldman Sachs owns less than 10% of the voting securities of GAFG.

LEGAL MATTERS

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatening lawsuits that are reasonably likely to have a material adverse effect on the consolidated financial position, results of operations or cash flows.

In connection with the process of converting over 500,000 in-force life insurance policies from systems managed by Athene Holdings Limited to the platform of one of our third party service providers DXC, or the "Conversion," the Company expects to incur a variety of litigation and regulatory costs. The Company has received formal and informal inquiries from state regulators concerning policyholder complaints and possible violations of state insurance laws, which may result in fines, monetary settlements or proceedings. The Company has also been named in several lawsuits involving Conversion-related issues and may face additional filed or threatened claims, and therefore, anticipates regulatory and legal related costs associated with investigations and potential claims related to the Conversion.

Although the Company's ultimate legal and financial responsibility cannot be estimated at this time and our actual future expenditures to address Conversion matters could prove to be materially different from the amount that we accrue or reserve, the Company believes that certain liabilities are probable and can be reasonably estimated and accordingly has recorded a total reserve of approximately $53 million as of December 31,2017. The litigation reserve was $1 million as of December 31, 2016.

FINANCING ARRANGEMENTS

The Company has financing arrangements with unaffiliated third parties to support the reserves of its affiliated captive reinsurers. Total fees expensed associated with these credit facilities were $15 million for the year ended December 31, 2017 and $14 million for both the years ended December 31, 2016 and 2015, respectively, and are included in general and administrative expenses in the Consolidated Statements of Income. As of December 31, 2017 and 2016, the total capacity of the financing arrangements with third parties was $922 million and $903 million, respectively.

There were no outstanding or unpaid balances from the financing arrangements with unaffiliated third parties as of December 31, 2017 or 2016.

18. SUBSEQUENT EVENTS

The Company evaluated all events and transactions through April 25, 2018, the date the accompanying consolidated financial statements were issued, that would merit recognition or disclosures in the consolidated financial statements and determined there were none.

In March 2018, the Company declared and paid a dividend of $50 million to its parent, FinCo.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

19. REVISIONS TO 2016 AND 2015 AUDITED FINANCIAL STATEMENTS

The Company has revised the 2016 and 2015 consolidated financial statement included herein as a result of immaterial errors identified during and after the initial 2016 audit. These revisions decreased the Company's previously reported 2016 net income of $71 million by $11 million and shareholders' equity of $2,100 million by $11 million. For 2015, these revisions decreased the Company's previously reported net income of $301 million by $6 million and shareholders' equity of $1,733 million by $4 million. Revisions related to periods prior to 2015 have been reflected in opening 2015 equity balances. Management assessed the materiality of these revisions on the prior period consolidated financial statements and concluded these revisions were not material to the 2016 or 2015 consolidated financial statement as a whole. However, management concluded that revisions to the 2016 and 2015 consolidated financial statement was appropriate to ensure consistency and comparability with balances and activity reported in 2017.

The Company has classified the corrections of errors into the following major categories:

     -   Actuarial
     -   Investments
     -   Reinsurance accounting
     -   Other

The actuarial corrections of errors primarily related to model enhancements and changes, data input corrections and shadow adjustments. The investment corrections of errors were driven by adjustments to asset valuations, equity method accounting, income recognition and terminated policy loans. The reinsurance corrections of errors primarily related to a system conversion of certain in-force life insurance policies which resulted in adjustments to third party settlement statements. The remaining corrections of errors related to unsupported agent commission balances, an over accrual relating to revenue sharing on certain VA products, an accounts payable over accrual and reconciliation differences.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                           AS PREVIOUSLY
CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2016                           REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
($ IN MILLIONS)
ASSETS
  Investments:
    Available-for-sale fixed maturity securities at fair value            $        32,570    $             1   $        32,571
    Policy loans                                                                      655                 (7)              648
    Other investments                                                                 652                 51               703
                                                                          ----------------   ----------------  ----------------
      Total investments                                                            39,979                 45            40,024
  Cash and cash equivalents                                                         1,110                (68)            1,042
  Accrued investment income                                                           285                 (1)              284
  Reinsurance recoverable                                                           8,652                 14             8,666
  Other assets                                                                        362                 35               397
                                                                          ----------------   ----------------  ----------------
    TOTAL ASSETS                                                          $        58,024    $            25   $        58,049
                                                                          ================   ================  ================

LIABILITIES
  Policyholder liabilities:
    Future policyholder benefits                                          $         2,135    $            16   $         2,151
    Outstanding claims                                                                204                 (7)              197
    Contractholder deposit funds and other policyholder liabilities                39,768                  1            39,769
                                                                          ----------------   ----------------  ----------------
      Total policyholder liabilities                                               42,107                 10            42,117
  Funds withheld payable at interest                                                5,108                 17             5,125
  Accrued expenses and other liabilities                                              334                  8               342
  Reinsurance liabilities                                                           1,556                  1             1,557
                                                                          ----------------   ----------------  ----------------
    TOTAL LIABILITIES                                                              55,924                 36            55,960
                                                                          ----------------   ----------------  ----------------

SHAREHOLDER'S EQUITY
  Retained earnings                                                                   576                (13)              563
  Accumulated other comprehensive income (loss)                                       117                  2               119
                                                                          ----------------   ----------------  ----------------
    TOTAL SHAREHOLDER'S EQUITY                                                      2,100                (11)            2,089
                                                                          ----------------   ----------------  ----------------
    TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                            $        58,024    $            25   $        58,049
                                                                          ================   ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                           AS PREVIOUSLY
CONSOLIDATED STATEMENT OF INCOME AT DECEMBER 31, 2016                         REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
($ IN MILLIONS)
REVENUES
  Policy fees                                                             $           914    $             1   $           915
  Net investment income                                                             1,388                  1             1,389
  Net investment gains (losses):
    Net other investment gains (losses)                                               (19)               (17)              (36)
                                                                          ----------------   ----------------  ----------------
      Total net investment gains (losses)                                             (19)               (17)              (36)
  Other income                                                                         28                  4                32
                                                                          ----------------   ----------------  ----------------
    TOTAL REVENUES                                                                  2,384                (11)            2,373
                                                                          ----------------   ----------------  ----------------

BENEFITS AND EXPENSES
  Policy benefits and claims                                                        1,651                 20             1,671
  Amortization of policy acquisition costs                                            201                (16)              185
                                                                          ----------------   ----------------  ----------------
    TOTAL BENEFITS AND EXPENSES                                                     2,294                  4             2,298
                                                                          ----------------   ----------------  ----------------

Income before taxes                                                                    90                (15)               75

Income tax expense                                                                     19                 (4)               15
                                                                          ----------------   ----------------  ----------------
NET INCOME                                                                $            71    $           (11)  $            60
                                                                          ================   ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                           AS PREVIOUSLY
CONSOLIDATED STATEMENT OF INCOME AT DECEMBER 31, 2015                         REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
($ IN MILLIONS)
REVENUES
  Premiums                                                                $        (1,272)   $             2   $        (1,270)
  Policy fees                                                                       1,008                 (2)            1,006
  Net investment income                                                             1,159                 (1)            1,158
  Net investment gains (losses):
    Net other investment gains (losses)                                                (3)                (6)               (9)
                                                                          ----------------   ----------------  ----------------
      Total net investment gains (losses)                                              (8)                (6)              (14)
  Other income                                                                         24                 (3)               21
                                                                          ----------------   ----------------  ----------------
    TOTAL REVENUES                                                                    911                (10)              901
                                                                          ----------------   ----------------  ----------------

BENEFITS AND EXPENSES
  Policy benefits and claims                                                          (64)              (14)               (78)
  Amortization of policy acquisition costs                                            121                 10               131
  General and administrative expenses                                                 391                  6               397
                                                                          ----------------   ----------------  ----------------
    TOTAL BENEFITS AND EXPENSES                                                       461                  2               463
                                                                          ----------------   ----------------  ----------------

Income before taxes                                                                   450                (12)              438

Income tax (benefit) expense                                                          149                 (6)              143
                                                                          ----------------   ----------------  ----------------
NET INCOME                                                                $           301    $            (6)  $           295
                                                                          ================   ================  ================

                                                                           AS PREVIOUSLY
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME AT DECEMBER 31, 2016           REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
($ IN MILLIONS)
Net income                                                                $            71    $           (11)  $            60

Other comprehensive income (loss), before tax:
    Unrealized gains (losses) on securities and other investments for
      the period                                                                      652                  1               653
    Less: reclassification adjustment for gains included in net income                 34                 (4)               30
                                                                          ----------------   ----------------  ----------------
  Unrealized gains (losses) on available-for-sale securities and other
    investments                                                                       618                  5               623
  Net effect of unrealized gains (losses) on policyholder balances                   (105)                 1              (104)
                                                                          ----------------   ----------------  ----------------
Other comprehensive income (loss), before tax                                         513                  6               519

Income tax expense (benefit) related to other comprehensive income                    180                  2               182
                                                                          ----------------   ----------------  ----------------
Other comprehensive income before non-controlling interests, net of tax               333                  4               337
                                                                          ----------------   ----------------  ----------------

Comprehensive income (loss)                                                           404                 (7)              397
                                                                          ----------------   ----------------  ----------------
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO CWA SHAREHOLDER               $           404    $            (7)  $           397
                                                                          ================   ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                           AS PREVIOUSLY
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME AT DECEMBER 31, 2015          REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
($ IN MILLIONS)
Net income                                                                $           301    $            (6)  $           295

Other comprehensive income (loss), before tax:
    Unrealized gains (losses) on securities and other investments for
      the period                                                                   (1,416)                 1            (1,415)
                                                                          ----------------   ----------------  ----------------
  Unrealized gains (losses) on available-for-sale securities and other
    investments                                                                    (1,492)                 1            (1,491)
  Net effect of unrealized gains (losses) on policyholder balances                    304                  1               305
                                                                          ----------------   ----------------  ----------------
Other comprehensive income (loss), before tax                                      (1,187)                 2            (1,185)

Income tax expense (benefit) related to other comprehensive income                   (418)                 2              (416)

Comprehensive income (loss)                                                          (468)                (6)             (474)
                                                                          ----------------   ----------------  ----------------
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO CWA SHAREHOLDER               $          (468)   $            (6)  $          (474)
                                                                          ================   ================  ================

                                                                           AS PREVIOUSLY
CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY                               REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
($ IN MILLIONS)
TOTAL SHAREHOLDERS' EQUITY AT DECEMBER 31, 2014                           $         1,875    $             2   $         1,877

Accumulated other comprehensive income                                    $          (217)   $            (1)  $          (218)
Retained earnings                                                                     546                 (3)              543
                                                                          ----------------   ----------------  ----------------
TOTAL SHAREHOLDERS' EQUITY AT DECEMBER 31, 2015                           $         1,733    $            (4)  $         1,729
                                                                          ================   ================  ================

Accumulated other comprehensive income                                    $           117    $             2   $           119
Retained earnings                                                                     576                (13)              563
                                                                          ----------------   ----------------  ----------------
TOTAL SHAREHOLDERS' EQUITY AT DECEMBER 31, 2016                           $         2,100    $           (11)  $         2,089
                                                                          ================   ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                           AS PREVIOUSLY
CONSOLIDATED STATEMENT OF CASH FLOWS AT DECEMBER 31, 2016                    REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                         $            71    $           (11)  $            60
Adjustments to reconcile net income (loss) to net cash provided by
  (used in) operating activities:
Changes in fair value of equity fixed maturity securities and other
  invested assets                                                                       3                 11                14
Net realized investment (gains) losses                                                 32                 15                47
Non-cash derivative activity                                                          (18)               (81)              (99)
Net accretion and amortization                                                        (48)                 3               (45)
Deferred income tax                                                                    37                 (4)               33
Change in premiums, notes receivable and reinsurance recoverable, net
  of reinsurance premiums payable                                                    (259)                (3)             (262)
Change in accrued investment income                                                   (46)                 1               (45)
Change in policyholder liabilities and accruals, net                                  326                 19               345
Other, net                                                                            (16)                44                28
                                                                          ----------------   ----------------  ----------------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES - CONTINUING
  OPERATIONS                                                                          239                 (6)              233
                                                                          ----------------   ----------------  ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of other investments                                                        (794)               (69)             (863)
                                                                          ----------------   ----------------  ----------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES - CONTINUING
  OPERATIONS                                                                       (4,852)               (69)           (4,921)
                                                                          ----------------   ----------------  ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Additions to contractholder deposit funds                                           7,393                 (1)            7,392
Withdrawals from contractholder deposit funds                                      (2,958)                (2)           (2,960)
                                                                          ----------------   ----------------  ----------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES - CONTINUING
  OPERATIONS                                                                        4,474                 (3)            4,471
                                                                          ----------------   ----------------  ----------------

Net change in cash and cash equivalents                                              (139)               (78)             (217)

Cash and cash equivalents, beginning of period                                      1,249                 10             1,259
                                                                          ----------------   ----------------  ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  $         1,110    $           (68)  $         1,042
                                                                          ================   ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                                AS
                                                                            PREVIOUSLY
CONSOLIDATED STATEMENT OF CASH FLOWS AT DECEMBER 31, 2015                    REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                         $           301    $            (6)  $           295
Adjustments to reconcile net income (loss) to net cash provided by
  (used in) operating activities:
Net realized investment (gains) losses                                                 12                  2                14
Net accretion and amortization                                                       (188)                10              (178)
Deferred income tax                                                                   110                 (6)              104
Change in premiums, notes receivable and reinsurance recoverable, net
  of reinsurance premiums payable                                                     599                  5               604
Change in policyholder liabilities and accruals, net                                  928                (10)              918
Other, net                                                                           (405)                 5              (400)
                                                                          ----------------   ----------------  ----------------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES - CONTINUING
  OPERATIONS                                                                          877                 --               877
                                                                          ----------------   ----------------  ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Reinsurance transactions, net of cash provided (used)                                 432                 10               442
                                                                          ----------------   ----------------  ----------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES - CONTINUING
  OPERATIONS                                                                        4,719                 10             4,729
                                                                          ----------------   ----------------  ----------------

Net change in cash and cash equivalents                                               229                 10               239

Cash and cash equivalents, beginning of period                                      1,020                 --             1,020
                                                                          ----------------   ----------------  ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  $         1,249    $            10   $         1,259
                                                                          ================   ================  ================

                Commonwealth Annuity and Life Insurance Company
                                 VEL II Account
                              Financial Statements
                               December 31, 2017

                Commonwealth Annuity and Life Insurance Company
                                 VEL II Account
                              Financial Statements
                               December 31, 2017

                                    Contents

Report of Independent Registered Public Accounting Firm                   SA-1

Audited Financial Statements

Statements of Net Assets                                                  SA-2
Statements of Operations                                                  SA-8
Statements of Changes in Net Assets                                      SA-14
Notes To Financial Statements                                            SA-23
   Note 1 - Organization                                                 SA-23
   Note 2 - Summary of Significant Accounting Policies                   SA-25
   Note 3 - Expenses and Related Party Transactions                      SA-27
   Note 4 - Changes In Units Outstanding                                 SA-30
   Note 5 - Purchases and Sales of Investments                           SA-32
   Note 6 - Financial Highlights                                         SA-33

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Commonwealth Annuity and Life Insurance Company and the Contract Owners of VEL II Account of Commonwealth Annuity and Life Insurance Company

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of net assets as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net asset for each of the two years in the period ended December 31, 2017, (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB VPS Large Cap Growth Portfolio, Delaware VIP International Value Equity Series, Fidelity VIP Asset Manager(SM) Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Overseas Portfolio, FT VIP Franklin Large Cap Growth VIP Fund, FT VIP Franklin Small-Mid Cap Growth VIP Fund, Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, Goldman Sachs VIT Core Fixed Income Fund, Goldman Sachs VIT Equity Index Fund, Goldman Sachs VIT Government Money Market Fund, Goldman Sachs VIT Growth Opportunities Fund, Goldman Sachs VIT High Quality Floating Rate Fund, Goldman Sachs VIT Mid Cap Value Fund, Goldman Sachs VIT Strategic Growth Fund, Goldman Sachs VIT Strategic International Equity Fund, Goldman Sachs VIT U.S. Equity Insights Fund, Invesco V.I. Global Health Care Fund, Janus Henderson Research Portfolio, T. Rowe Price International Stock Portfolio (the "Sub-Accounts of the Separate Account") constituting the VEL II Account of Commonwealth Annuity and Life Insurance Company (the "Separate Account") as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Sub-accounts of the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities as of December 31, 2017 by correspondence with the transfer agent and managing company. We believe that our audits provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP (SIGNED)]
March 29, 2018

We have served as the auditor of VEL II Account of Commonwealth Annuity and Life Insurance Company since 1994.

VEL II ACCOUNT
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                                            DELAWARE VIP
                                        AB VPS LARGE       INTERNATIONAL      FIDELITY VIP        FIDELITY VIP       FIDELITY VIP
                                         CAP GROWTH         VALUE EQUITY    ASSET MANAGER(SM)    EQUITY-INCOME     GROWTH PORTFOLIO
                                        PORTFOLIO (B)        SERIES (B)       PORTFOLIO (B)       PORTFOLIO (B)          (B)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
ASSETS:
Investments in shares of the
   Underlying Funds, at fair value    $             --   $             --   $             --   $             --   $             --
                                      -----------------  -----------------  -----------------  -----------------  -----------------
   Net assets                         $             --   $             --   $             --   $             --   $             --
                                      =================  =================  =================  =================  =================

NET ASSETS BY CATEGORY:
   Accumulation reserves              $             --   $             --   $             --   $             --   $             --
                                      -----------------  -----------------  -----------------  -----------------  -----------------
   Net assets                         $             --   $             --   $             --   $             --   $             --
                                      =================  =================  =================  =================  =================

Units outstanding, December 31, 2017                --                 --                 --                 --                 --

Investments in shares of the
   Underlying Funds, at cost          $             --   $             --   $             --   $             --   $             --
Underlying Fund shares held                         --                 --                 --                 --                 --

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                                                             FT VIP FRANKLIN    FT VIP FRANKLIN    GLOBAL ATLANTIC
                                      FIDELITY VIP HIGH    FIDELITY VIP         LARGE CAP        SMALL-MID CAP        BLACKROCK
                                      INCOME PORTFOLIO       OVERSEAS        GROWTH VIP FUND    GROWTH VIP FUND       ALLOCATION
                                            (B)            PORTFOLIO (B)           (B)                (B)            PORTFOLIO (B)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
ASSETS:
Investments in shares of the
   Underlying Funds, at fair value    $             --   $             --   $             --   $             --   $      3,729,337
                                      -----------------  -----------------  -----------------  -----------------  -----------------
   Net assets                         $             --   $             --   $             --   $             --   $      3,729,337
                                      =================  =================  =================  =================  =================

NET ASSETS BY CATEGORY:
   Accumulation reserves              $             --   $             --   $             --   $             --   $      3,729,337
                                      -----------------  -----------------  -----------------  -----------------  -----------------
   Net assets                         $             --   $             --   $             --   $             --   $      3,729,337
                                      =================  =================  =================  =================  =================

Units outstanding, December 31, 2017                --                 --                 --                 --            366,346

Investments in shares of the
   Underlying Funds, at cost          $             --   $             --   $             --   $             --   $      3,648,891
Underlying Fund shares held                         --                 --                 --                 --            365,980

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                                         GLOBAL ATLANTIC     GLOBAL ATLANTIC
                                       GLOBAL ATLANTIC       BLACKROCK          BLACKROCK       GLOBAL ATLANTIC     GLOBAL ATLANTIC
                                          BLACKROCK         DISCIPLINED      DISCIPLINED MID       BLACKROCK         BLACKROCK HIGH
                                       DISCIPLINED CORE    INTERNATIONAL       CAP GROWTH      DISCIPLINED VALUE    YIELD PORTFOLIO
                                         PORTFOLIO (B)   CORE PORTFOLIO(B)    PORTFOLIO (B)       PORTFOLIO(B)            (B)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
ASSETS:
Investments in shares of the
   Underlying Funds, at fair value    $     33,815,162   $     12,589,712   $      2,828,283   $     27,433,736   $      6,434,690
                                      -----------------  -----------------  -----------------  -----------------  -----------------
   Net assets                         $     33,815,162   $     12,589,712   $      2,828,283   $     27,433,736   $      6,434,690
                                      =================  =================  =================  =================  =================

NET ASSETS BY CATEGORY:
   Accumulation reserves              $     33,815,162   $     12,589,712   $      2,828,283   $     27,433,736   $      6,434,690
                                      -----------------  -----------------  -----------------  -----------------  -----------------
   Net assets                         $     33,815,162   $     12,589,712   $      2,828,283   $     27,433,736   $      6,434,690
                                      =================  =================  =================  =================  =================

Units outstanding, December 31, 2017         3,260,979          1,235,519            273,537          2,630,379            649,307

Investments in shares of the
   Underlying Funds, at cost          $     32,594,337   $     12,269,639   $      2,809,158   $     26,198,692   $      6,408,783
Underlying Fund shares held                  3,257,723          1,234,286            273,264          2,627,753            648,658

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                                                              GOLDMAN SACHS      GOLDMAN SACHS      GOLDMAN SACHS
                                        GOLDMAN SACHS       GOLDMAN SACHS     VIT GOVERNMENT       VIT GROWTH      VIT HIGH QUALITY
                                       VIT CORE FIXED     VIT EQUITY INDEX     MONEY MARKET      OPPORTUNITIES      FLOATING RATE
                                        INCOME FUND             FUND               FUND               FUND              FUND
                                      -----------------  -----------------  -----------------  -----------------  -----------------
ASSETS:
Investments in shares of the
   Underlying Funds, at fair value    $      5,962,895   $     24,785,689   $      3,260,688   $     13,298,533   $      1,992,635
                                      -----------------  -----------------  -----------------  -----------------  -----------------
   Net assets                         $      5,962,895   $     24,785,689   $      3,260,688   $     13,298,533   $      1,992,635
                                      =================  =================  =================  =================  =================

NET ASSETS BY CATEGORY:
   Accumulation reserves              $      5,962,895   $     24,785,689   $      3,260,688   $     13,298,533   $      1,992,635
                                      -----------------  -----------------  -----------------  -----------------  -----------------
   Net assets                         $      5,962,895   $     24,785,689   $      3,260,688   $     13,298,533   $      1,992,635
                                      =================  =================  =================  =================  =================

Units outstanding, December 31, 2017         3,821,957          6,511,427          3,042,050          2,449,983          1,447,694

Investments in shares of the
   Underlying Funds, at cost          $      5,798,653   $     16,430,093   $      3,260,688   $     12,509,057   $      1,991,348
Underlying Fund shares held                    559,896          1,493,114          3,260,688          1,727,082            191,600

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                                                              GOLDMAN SACHS
                                        GOLDMAN SACHS      GOLDMAN SACHS      VIT STRATEGIC      GOLDMAN SACHS       INVESCO V.I.
                                         VIT MID CAP       VIT STRATEGIC      INTERNATIONAL     VIT U.S. EQUITY     GLOBAL HEALTH
                                         VALUE FUND         GROWTH FUND        EQUITY FUND       INSIGHTS FUND        CARE FUND
                                      -----------------  -----------------  -----------------  -----------------  -----------------
ASSETS:
Investments in shares of the
   Underlying Funds, at fair value    $     13,181,224   $     28,578,616   $      8,885,757   $     16,010,870   $        780,968
                                      -----------------  -----------------  -----------------  -----------------  -----------------
   Net assets                         $     13,181,224   $     28,578,616   $      8,885,757   $     16,010,870   $        780,968
                                      =================  =================  =================  =================  =================

NET ASSETS BY CATEGORY:
   Accumulation reserves              $     13,181,224   $     28,578,616   $      8,885,757   $     16,010,870   $        780,968
                                      -----------------  -----------------  -----------------  -----------------  -----------------
   Net assets                         $     13,181,224   $     28,578,616   $      8,885,757   $     16,010,870   $        780,968
                                      =================  =================  =================  =================  =================

Units outstanding, December 31, 2017         3,194,798          7,460,961          3,769,197          4,478,077            215,852

Investments in shares of the
   Underlying Funds, at cost          $     12,369,325   $     17,844,908   $      8,228,424   $     12,541,347   $        753,272
Underlying Fund shares held                    777,653          1,452,165            814,460            821,913             29,537

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                                       JANUS
                                                     HENDERSON        T. ROWE PRICE
                                                     RESEARCH         INTERNATIONAL
                                                   PORTFOLIO (A)     STOCK PORTFOLIO
                                                  ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $       821,328    $     4,943,400
                                                  ----------------   ----------------
   Net assets                                     $       821,328    $     4,943,400
                                                  ================   ================

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $       821,328    $     4,943,400
                                                  ----------------   ----------------
   Net assets                                     $       821,328    $     4,943,400
                                                  ================   ================

Units outstanding, December 31, 2017                      223,658          1,608,264

Investments in shares of the Underlying Funds,
   at cost                                        $       541,779    $     3,936,597
Underlying Fund shares held                                23,019            284,922

--------
(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                            DELAWARE VIP
                                        AB VPS LARGE        INTERNATIONAL     FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                         CAP GROWTH         VALUE EQUITY    ASSET MANAGER(SM)    EQUITY-INCOME    GROWTH PORTFOLIO
                                        PORTFOLIO (B)        SERIES (B)        PORTFOLIO (B)     PORTFOLIO (B)          (B)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
   Dividends                          $             --   $         87,757   $         12,758   $         34,714   $         33,448

EXPENSES:
   Mortality and expense risk fees              11,109             30,857             20,784            152,999            162,322
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)              (11,109)            56,900             (8,026)          (118,285)          (128,874)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Capital gain distributions                  107,712                 --            329,668            378,264          1,648,582
   Net realized gain (loss) from
     sales of investments                      934,445             33,463            161,774          1,846,119         15,328,821
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                1,042,157             33,463            491,442          2,224,383         16,977,403
   Change in unrealized gain (loss)           (540,097)           971,940            (88,169)          (151,827)        (8,881,382)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
        gain (loss)                            502,060          1,005,403            403,273          2,072,556          8,096,021
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net
        assets from operations        $        490,951   $      1,062,303   $        395,247   $      1,954,271   $      7,967,147
                                      =================  =================  =================  =================  =================

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                             FT VIP FRANKLIN    FT VIP FRANKLIN    GLOBAL ATLANTIC
                                      FIDELITY VIP HIGH    FIDELITY VIP         LARGE CAP        SMALL-MID CAP       BLACKROCK
                                       INCOME PORTFOLIO      OVERSEAS        GROWTH VIP FUND    GROWTH VIP FUND      ALLOCATION
                                             (B)           PORTFOLIO (B)           (B)                (B)           PORTFOLIO (B)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
   Dividends                          $         36,460   $          1,292   $          4,537   $             --   $             --

EXPENSES:
   Mortality and expense risk fees              38,197             37,176              4,504             16,434              2,777
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)               (1,737)           (35,884)                33            (16,434)            (2,777)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Capital gain distributions                       --                 --             57,982            263,047                 --
   Net realized gain (loss) from
     sales of investments                     (848,630)         1,514,005            170,538           (204,587)               234
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                 (848,630)         1,514,005            228,520             58,460                234
   Change in unrealized gain (loss)          1,222,019            (26,984)           (58,122)           451,393             80,446
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
        gain (loss)                            373,389          1,487,021            170,398            509,853             80,680
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net
        assets from operations        $        371,652   $      1,451,137   $        170,431   $        493,419   $         77,903
                                      =================  =================  =================  =================  =================

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                          GLOBAL ATLANTIC    GLOBAL ATLANTIC
                                       GLOBAL ATLANTIC       BLACKROCK          BLACKROCK       GLOBAL ATLANTIC    GLOBAL ATLANTIC
                                          BLACKROCK         DISCIPLINED      DISCIPLINED MID       BLACKROCK       BLACKROCK HIGH
                                       DISCIPLINED CORE    INTERNATIONAL       CAP GROWTH      DISCIPLINED VALUE   YIELD PORTFOLIO
                                        PORTFOLIO (B)    CORE PORTFOLIO(B)    PORTFOLIO (B)      PORTFOLIO (B)           (B)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
   Dividends                          $             --   $             --   $             --   $             --   $             --

EXPENSES:
   Mortality and expense risk fees              24,168             10,824              1,061             20,414              4,858
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)              (24,168)           (10,824)            (1,061)           (20,414)            (4,858)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Capital gain distributions                       --                 --                 --                 --                 --
   Net realized gain (loss) from
     sales of investments                       10,453              5,524                105             11,786                336
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                   10,453              5,524                105             11,786                336
   Change in unrealized gain (loss)          1,220,825            320,074             19,125          1,235,044             25,907
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
        gain (loss)                          1,231,278            325,598             19,230          1,246,830             26,243
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net
        assets from operations        $      1,207,110   $        314,774   $         18,169   $      1,226,416   $         21,385
                                      =================  =================  =================  =================  =================

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                              GOLDMAN SACHS      GOLDMAN SACHS      GOLDMAN SACHS
                                        GOLDMAN SACHS      GOLDMAN SACHS      VIT GOVERNMENT       VIT GROWTH      VIT HIGH QUALITY
                                        VIT CORE FIXED    VIT EQUITY INDEX     MONEY MARKET      OPPORTUNITIES      FLOATING RATE
                                         INCOME FUND            FUND               FUND               FUND              FUND
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
   Dividends                          $        157,146   $        361,861   $         17,442   $             --   $         25,489

EXPENSES:
   Mortality and expense risk fees              39,098            151,411             22,601             81,742             13,095
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)              118,048            210,450             (5,159)           (81,742)            12,394
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Capital gain distributions                       --          1,024,754                 --          1,308,444                 --
   Net realized gain (loss) from
     sales of investments                       17,916            767,563                 --             81,888                616
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                   17,916          1,792,317                 --          1,390,332                616
   Change in unrealized gain (loss)             11,892          2,362,565                 --          1,589,458              3,465
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
        gain (loss)                             29,808          4,154,882                 --          2,979,790              4,081
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net
        assets from operations        $        147,856   $      4,365,332   $         (5,159)  $      2,898,048   $         16,475
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                              GOLDMAN SACHS
                                        GOLDMAN SACHS       GOLDMAN SACHS     VIT STRATEGIC      GOLDMAN SACHS       INVESCO V.I.
                                         VIT MID CAP        VIT STRATEGIC     INTERNATIONAL     VIT U.S. EQUITY     GLOBAL HEALTH
                                         VALUE FUND         GROWTH FUND        EQUITY FUND       INSIGHTS FUND        CARE FUND
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
   Dividends                          $         62,806   $         69,898   $        137,171   $        176,923   $          2,932

EXPENSES:
   Mortality and expense risk fees              84,798            176,602             54,731             98,423              5,183
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)              (21,992)          (106,704)            82,440             78,500             (2,251)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Capital gain distributions                  711,340          1,200,522                 --          1,628,445             40,723
   Net realized gain (loss) from
     sales of investments                      100,883          1,125,606              2,309            387,650              5,392
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                  812,223          2,326,128              2,309          2,016,095             46,115
   Change in unrealized gain (loss)            470,082          4,733,006          1,807,893          1,041,710             67,321
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
        gain (loss)                          1,282,305          7,059,134          1,810,202          3,057,805            113,436
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net
        assets from operations        $      1,260,313   $      6,952,430   $      1,892,642   $      3,136,305   $        111,185
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                       JANUS
                                                     HENDERSON        T. ROWE PRICE
                                                     RESEARCH         INTERNATIONAL
                                                   PORTFOLIO (A)     STOCK PORTFOLIO
                                                  ----------------   ----------------
INVESTMENT INCOME:
   Dividends                                      $         1,875    $        51,574

EXPENSES:
   Mortality and expense risk fees                          5,019             30,609
                                                  ----------------   ----------------

     Net investment income (loss)                          (3,144)            20,965
                                                  ----------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                               7,431            190,010
   Net realized gain (loss) from sales of
     investments                                           25,017             94,891
                                                  ----------------   ----------------
     Net realized gain (loss)                              32,448            284,901
   Change in unrealized gain (loss)                       152,500            804,912
                                                  ----------------   ----------------
     Net realized and unrealized gain (loss)              184,948          1,089,813
                                                  ----------------   ----------------
     Net increase (decrease) in net assets from
        operations                                $       181,804    $     1,110,778
                                                  ================   ================

--------
(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                  DELAWARE VIP              FIDELITY VIP ASSET
                                                    AB VPS LARGE CAP           INTERNATIONAL VALUE              MANAGER(SM)
                                                  GROWTH PORTFOLIO (B)          EQUITY SERIES (B)              PORTFOLIO (B)
                                               ---------------------------  --------------------------   --------------------------
                                                   2017           2016          2017          2016           2017          2016
                                               ------------  -------------  ------------  ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)                $   (11,109)  $    (11,503)  $    56,900   $    53,261    $    (8,026)  $    28,198
   Net realized gain (loss)                      1,042,157        311,095        33,463      (114,628)       491,442       167,466
   Change in unrealized gain (loss)               (540,097)      (270,872)      971,940       240,632        (88,169)     (115,728)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from operations                               490,951         28,720     1,062,303       179,265        395,247        79,936
                                               ------------  -------------  ------------  ------------   ------------  ------------

FROM POLICY TRANSACTIONS:
   Net purchase payments                            52,954         61,045       207,241       254,730        161,269       193,307
   Terminations and withdrawals                   (182,920)      (115,048)     (232,301)     (259,714)      (139,028)     (351,698)
   Insurance and other charges                    (107,106)      (127,825)     (266,558)     (343,521)      (239,521)     (307,559)
   Net transfers between Sub-Accounts           (1,944,638)       (30,377)   (6,002,420)      (27,227)    (3,680,184)       80,389
   Other transfers from (to) the General
     Account                                            51           (799)            2         3,100           (642)        5,121
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from Policy transactions                   (2,181,659)      (213,004)   (6,294,036)     (372,632)    (3,898,106)     (380,440)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets        (1,690,708)      (184,284)   (5,231,733)     (193,367)    (3,502,859)     (300,504)

NET ASSETS:
   Beginning of year                             1,690,708      1,874,992     5,231,733     5,425,100      3,502,859     3,803,363
                                               ------------  -------------  ------------  ------------   ------------  ------------
   End of year                                 $        --   $  1,690,708   $        --   $ 5,231,733    $        --   $ 3,502,859
                                               ============  =============  ============  ============   ============  ============

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                      FIDELITY VIP
                                                     EQUITY-INCOME             FIDELITY VIP GROWTH           FIDELITY VIP HIGH
                                                     PORTFOLIO (B)                PORTFOLIO (B)            INCOME PORTFOLIO (B)
                                               ---------------------------  --------------------------   --------------------------
                                                   2017           2016          2017          2016           2017          2016
                                               ------------  -------------  ------------  ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)                $  (118,285)  $    406,849   $  (128,874)  $  (157,424)   $    (1,737)  $   296,783
   Net realized gain (loss)                      2,224,383      1,401,600    16,977,403     3,580,556       (848,630)     (244,684)
   Change in unrealized gain (loss)               (151,827)     2,269,173    (8,881,382)   (3,461,111)     1,222,019       808,051
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from operations                             1,954,271      4,077,622     7,967,147       (37,979)       371,652       860,150
                                               ------------  -------------  ------------  ------------   ------------  ------------

FROM POLICY TRANSACTIONS:
   Net purchase payments                           946,832      1,128,525       996,233     1,174,015        314,269       376,944
   Terminations and withdrawals                   (967,466)    (1,783,207)   (1,138,483)   (1,779,522)      (263,775)     (634,866)
   Insurance and other charges                  (1,520,999)    (1,820,797)   (1,597,502)   (1,849,220)      (422,860)     (549,702)
   Net transfers between Sub-Accounts          (27,036,542)      (650,617)  (31,261,716)     (197,869)    (6,582,308)     (188,509)
   Other transfers from (to) the General
     Account                                        (2,824)           (89)         (333)          320        (19,271)          111
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from Policy transactions                  (28,580,999)    (3,126,185)  (33,001,801)   (2,652,276)    (6,973,945)     (996,022)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets       (26,626,728)       951,437   (25,034,654)   (2,690,255)    (6,602,293)     (135,872)

NET ASSETS:
   Beginning of year                            26,626,728     25,675,291    25,034,654    27,724,909      6,602,293     6,738,165
                                               ------------  -------------  ------------  ------------   ------------  ------------
   End of year                                 $        --   $ 26,626,728   $        --   $25,034,654    $        --   $ 6,602,293
                                               ============  =============  ============  ============   ============  ============

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                 FT VIP FRANKLIN              FT VIP FRANKLIN
                                                 FIDELITY VIP OVERSEAS          LARGE CAP GROWTH               SMALL-MID CAP
                                                     PORTFOLIO (B)                VIP FUND (B)              GROWTH VIP FUND (B)
                                               ---------------------------  --------------------------   --------------------------
                                                   2017           2016          2017          2016           2017          2016
                                               ------------  -------------  ------------  ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)                $   (35,884)  $     47,526   $        33   $    (4,251)   $   (16,434)  $   (16,193)
   Net realized gain (loss)                      1,514,005         26,933       228,520        14,966         58,460       254,117
   Change in unrealized gain (loss)                (26,984)      (438,382)      (58,122)      (29,442)       451,393      (149,179)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from operations                             1,451,137       (363,923)      170,431       (18,727)       493,419        88,745
                                               ------------  -------------  ------------  ------------   ------------  ------------

FROM POLICY TRANSACTIONS:
   Net purchase payments                           282,085        331,038        28,260        30,916         86,938       100,711
   Terminations and withdrawals                   (263,830)      (330,205)      (21,840)      (21,349)      (102,946)     (101,521)
   Insurance and other charges                    (335,824)      (390,278)      (39,350)      (40,608)      (134,982)     (145,474)
   Net transfers between Sub-Accounts           (6,970,961)        76,941      (784,583)      (15,586)    (2,850,280)       14,837
   Other transfers from (to) the General
     Account                                          (722)           582            11           (21)           (22)           90
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from Policy transactions                   (7,289,252)      (311,922)     (817,502)      (46,648)    (3,001,292)     (131,357)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets        (5,838,115)      (675,845)     (647,071)      (65,375)    (2,507,873)      (42,612)

NET ASSETS:
   Beginning of year                             5,838,115      6,513,960       647,071       712,446      2,507,873     2,550,485
                                               ------------  -------------  ------------  ------------   ------------  ------------
   End of year                                 $        --   $  5,838,115   $        --   $   647,071    $        --   $ 2,507,873
                                               ============  =============  ============  ============   ============  ============

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                                              GLOBAL ATLANTIC
                                                    GLOBAL ATLANTIC              GLOBAL ATLANTIC                 BLACKROCK
                                                       BLACKROCK                    BLACKROCK                   DISCIPLINED
                                                       ALLOCATION               DISCIPLINED CORE            INTERNATIONAL CORE
                                                     PORTFOLIO (B)                PORTFOLIO (B)                PORTFOLIO (B)
                                               ---------------------------  --------------------------   --------------------------
                                                   2017           2016          2017          2016           2017          2016
                                               ------------  -------------  ------------  ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)                $    (2,777)  $         --   $   (24,168)  $        --    $   (10,824)  $        --
   Net realized gain (loss)                            234             --        10,453            --          5,524            --
   Change in unrealized gain (loss)                 80,446             --     1,220,825            --        320,074            --
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from operations                                77,903             --     1,207,110            --        314,774            --
                                               ------------  -------------  ------------  ------------   ------------  ------------

FROM POLICY TRANSACTIONS:
   Net purchase payments                            16,769             --       125,456            --         66,371            --
   Terminations and withdrawals                     (3,864)            --      (379,659)           --       (374,986)           --
   Insurance and other charges                     (29,999)            --      (223,552)           --        (92,967)           --
   Net transfers between Sub-Accounts            3,668,524             --    33,086,077            --     12,676,630            --
   Other transfers from (to) the General
     Account                                             4             --          (270)           --           (110)           --
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from Policy transactions                    3,651,434             --    32,608,052            --     12,274,938            --
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets         3,729,337             --    33,815,162            --     12,589,712            --

NET ASSETS:
   Beginning of year                                    --             --            --            --             --            --
                                               ------------  -------------  ------------  ------------   ------------  ------------
   End of year                                 $ 3,729,337   $         --   $33,815,162   $        --    $12,589,712   $        --
                                               ============  =============  ============  ============   ============  ============

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                    GLOBAL ATLANTIC
                                                       BLACKROCK                 GLOBAL ATLANTIC
                                                    DISCIPLINED MID                 BLACKROCK                 GLOBAL ATLANTIC
                                                       CAP GROWTH               DISCIPLINED VALUE             BLACKROCK HIGH
                                                     PORTFOLIO (B)                PORTFOLIO (B)             YIELD PORTFOLIO (B)
                                               ---------------------------  --------------------------   --------------------------
                                                   2017           2016          2017          2016           2017          2016
                                               ------------  -------------  ------------  ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)                $    (1,061)  $         --   $   (20,414)  $        --    $    (4,858)  $        --
   Net realized gain (loss)                            105             --        11,786            --            336            --
   Change in unrealized gain (loss)                 19,125             --     1,235,044            --         25,907            --
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from operations                                18,169             --     1,226,416            --         21,385            --
                                               ------------  -------------  ------------  ------------   ------------  ------------

FROM POLICY TRANSACTIONS:
   Net purchase payments                             4,574             --       114,204            --         33,660            --
   Terminations and withdrawals                     (4,178)            --      (429,457)           --       (223,685)           --
   Insurance and other charges                      (7,773)            --      (198,062)           --        (54,827)           --
   Net transfers between Sub-Accounts            2,817,491             --    26,720,722            --      6,658,142            --
   Other transfers from (to) the General
     Account                                            --             --           (87)           --             15            --
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from Policy transactions                    2,810,114             --    26,207,320            --      6,413,305            --
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets         2,828,283             --    27,433,736            --      6,434,690            --

NET ASSETS:
   Beginning of year                                    --             --            --            --             --            --
                                               ------------  -------------  ------------  ------------   ------------  ------------
   End of year                                 $ 2,828,283   $         --   $27,433,736   $        --    $ 6,434,690   $        --
                                               ============  =============  ============  ============   ============  ============

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                     GOLDMAN SACHS                GOLDMAN SACHS                GOLDMAN SACHS
                                                     VIT CORE FIXED             VIT EQUITY INDEX              VIT GOVERNMENT
                                                      INCOME FUND                     FUND                   MONEY MARKET FUND
                                               ---------------------------  --------------------------   --------------------------
                                                   2017           2016          2017          2016           2017          2016
                                               ------------  -------------  ------------  ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)                $   118,048   $     87,503   $   210,450   $   331,720    $    (5,159)  $   (23,694)
   Net realized gain (loss)                         17,916         46,840     1,792,317     1,908,652             --            --
   Change in unrealized gain (loss)                 11,892         12,311     2,362,565        13,655             --            --
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from operations                               147,856        146,654     4,365,332     2,254,027         (5,159)      (23,694)
                                               ------------  -------------  ------------  ------------   ------------  ------------

FROM POLICY TRANSACTIONS:
   Net purchase payments                           329,407        341,685       956,991     1,106,170        526,796       594,939
   Terminations and withdrawals                   (325,139)      (581,262)   (1,091,504)   (1,531,197)      (581,574)     (170,980)
   Insurance and other charges                    (472,016)      (524,851)   (1,557,898)   (1,690,523)      (589,592)     (651,999)
   Net transfers between Sub-Accounts              347,877       (166,556)      (96,674)     (258,737)       248,122      (161,510)
   Other transfers from (to) the General
     Account                                       (17,903)           (80)       (2,495)       (1,704)       (16,867)          984
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from Policy transactions                     (137,774)      (931,064)   (1,791,580)   (2,375,991)      (413,115)     (388,566)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets            10,082       (784,410)    2,573,752      (121,964)      (418,274)     (412,260)

NET ASSETS:
   Beginning of year                             5,952,813      6,737,223    22,211,937    22,333,901      3,678,962     4,091,222
                                               ------------  -------------  ------------  ------------   ------------  ------------
   End of year                                 $ 5,962,895   $  5,952,813   $24,785,689   $22,211,937    $ 3,260,688   $ 3,678,962
                                               ============  =============  ============  ============   ============  ============

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                    GOLDMAN SACHS VIT            GOLDMAN SACHS VIT
                                                          GROWTH                   HIGH QUALITY               GOLDMAN SACHS VIT
                                                    OPPORTUNITIES FUND          FLOATING RATE FUND           MID CAP VALUE FUND
                                               ---------------------------  --------------------------   --------------------------
                                                   2017           2016          2017          2016           2017          2016
                                               ------------  -------------  ------------  ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)                $   (81,742)  $    (78,874)  $    12,394   $     7,042    $   (21,992)  $    60,565
   Net realized gain (loss)                      1,390,332        (20,868)          616          (961)       812,223       (86,793)
   Change in unrealized gain (loss)              1,589,458        198,281         3,465           622        470,082     1,540,030
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from operations                             2,898,048         98,539        16,475         6,703      1,260,313     1,513,802
                                               ------------  -------------  ------------  ------------   ------------  ------------

FROM POLICY TRANSACTIONS:
   Net purchase payments                           398,205        429,215       191,017       197,853        434,219       461,599
   Terminations and withdrawals                   (630,862)      (773,623)     (128,651)     (148,839)      (875,577)     (894,495)
   Insurance and other charges                    (705,959)      (761,868)     (258,106)     (281,160)      (745,573)     (795,000)
   Net transfers between Sub-Accounts             (273,576)       (64,087)      100,539      (110,919)       (12,846)     (205,076)
   Other transfers from (to) the General
     Account                                          (735)          (312)         (114)       (4,941)          (111)         (346)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from Policy transactions                   (1,212,927)    (1,170,675)      (95,315)     (348,006)    (1,199,888)   (1,433,318)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets         1,685,121     (1,072,136)      (78,840)     (341,303)        60,425        80,484

NET ASSETS:
   Beginning of year                            11,613,412     12,685,548     2,071,475     2,412,778     13,120,799    13,040,315
                                               ------------  -------------  ------------  ------------   ------------  ------------
   End of year                                 $13,298,533   $ 11,613,412   $ 1,992,635   $ 2,071,475    $13,181,224   $13,120,799
                                               ============  =============  ============  ============   ============  ============

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                  GOLDMAN SACHS
                                                   GOLDMAN SACHS VIT              VIT STRATEGIC                GOLDMAN SACHS
                                                       STRATEGIC                  INTERNATIONAL               VIT U.S. EQUITY
                                                      GROWTH FUND                  EQUITY FUND                 INSIGHTS FUND
                                               ---------------------------  --------------------------   --------------------------
                                                   2017           2016          2017          2016           2017          2016
                                               ------------  -------------  ------------  ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)                $  (106,704)  $    (65,603)  $    82,440   $    90,992    $    78,500   $    60,166
   Net realized gain (loss)                      2,326,128        577,760         2,309      (102,885)     2,016,095       704,322
   Change in unrealized gain (loss)              4,733,006       (301,398)    1,807,893      (276,970)     1,041,710       519,049
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from operations                             6,952,430        210,759     1,892,642      (288,863)     3,136,305     1,283,537
                                               ------------  -------------  ------------  ------------   ------------  ------------

FROM POLICY TRANSACTIONS:
   Net purchase payments                         1,170,716      1,207,413       404,981       422,601        599,421       640,728
   Terminations and withdrawals                 (1,569,086)    (1,427,873)     (399,312)     (451,303)      (722,039)     (803,884)
   Insurance and other charges                  (1,737,299)    (1,809,898)     (512,585)     (533,663)      (971,374)   (1,004,750)
   Net transfers between Sub-Accounts             (807,019)      (177,716)     (199,848)      150,222       (258,213)     (172,771)
   Other transfers from (to) the General
     Account                                        (1,384)        (5,337)         (598)       (2,086)          (892)       (1,723)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from Policy transactions                   (2,944,072)    (2,213,411)     (707,362)     (414,229)    (1,353,097)   (1,342,400)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets         4,008,358     (2,002,652)    1,185,280      (703,092)     1,783,208       (58,863)

NET ASSETS:
   Beginning of year                            24,570,258     26,572,910     7,700,477     8,403,569     14,227,662    14,286,525
                                               ------------  -------------  ------------  ------------   ------------  ------------
   End of year                                 $28,578,616   $ 24,570,258   $ 8,885,757   $ 7,700,477    $16,010,870   $14,227,662
                                               ============  =============  ============  ============   ============  ============

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                  JANUS HENDERSON               T. ROWE PRICE
                                                   INVESCO V.I. GLOBAL               RESEARCH                INTERNATIONAL STOCK
                                                    HEALTH CARE FUND               PORTFOLIO (A)                  PORTFOLIO
                                               ---------------------------  --------------------------   --------------------------
                                                   2017           2016          2017          2016           2017          2016
                                               ------------  -------------  ------------  ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)                $    (2,251)  $     (5,120)  $    (3,144)  $    (1,997)   $    20,965   $    17,163
   Net realized gain (loss)                         46,115        124,676        32,448        67,611        284,901       191,864
   Change in unrealized gain (loss)                 67,321       (222,647)      152,500       (68,743)       804,912      (139,853)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from operations                               111,185       (103,091)      181,804        (3,129)     1,110,778        69,174
                                               ------------  -------------  ------------  ------------   ------------  ------------

FROM POLICY TRANSACTIONS:
   Net purchase payments                            28,657         31,400        32,754        35,807        186,738       195,512
   Terminations and withdrawals                    (50,409)       (16,153)      (25,313)      (54,214)      (243,483)     (219,804)
   Insurance and other charges                     (42,374)       (64,781)      (50,956)      (55,048)      (248,456)     (251,853)
   Net transfers between Sub-Accounts              (12,105)        11,921       (26,970)        6,328       (117,266)       26,208
   Other transfers from (to) the General
     Account                                           (67)         6,640            22           (53)            66          (105)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets
     from Policy transactions                      (76,298)       (30,973)      (70,463)      (67,180)      (422,401)     (250,042)
                                               ------------  -------------  ------------  ------------   ------------  ------------
   Net increase (decrease) in net assets            34,887       (134,064)      111,341       (70,309)       688,377      (180,868)

NET ASSETS:
   Beginning of year                               746,081        880,145       709,987       780,296      4,255,023     4,435,891
                                               ------------  -------------  ------------  ------------   ------------  ------------
   End of year                                 $   780,968   $    746,081   $   821,328   $   709,987    $ 4,943,400   $ 4,255,023
                                               ============  =============  ============  ============   ============  ============

--------
(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 1 - ORGANIZATION

VEL II Account (the "Separate Account"), which is a funding vehicle for the Vari-Exceptional Life 93 variable life insurance policies, is a separate investment account of Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"), established on June 10, 1993, for the purpose of separating from the general assets of Commonwealth Annuity (the "General Account") those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the "Policies") issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic
(Fin) Company, a Delaware company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("GAFG"), a Bermuda company.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account. Global Atlantic Distributors, LLC, an affiliate of Common-wealth Annuity, is a wholly-owned indirect subsidiary of GAFG. Global Atlantic Distributors, LLC, was known as Forethought Distributors, LLC, until May 1, 2016.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund. Thirty Sub-Accounts are currently offered by the Separate Account, of which twenty-seven had activity during the year. Three Sub-Accounts had no Policy owner activity during the year and a zero balance at December 31, 2017. The three Sub-Accounts are as follows:

SUB-ACCOUNTS
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
AB Variable Products Series Fund, Inc.
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Delaware VIP Trust
Fidelity Variable Insurance Products Funds
Franklin Templeton Variable Insurance Products Trust
Global Atlantic Portfolios
Goldman Sachs Variable Insurance Trust
Janus Aspen Series
T. Rowe Price International Series, Inc.

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 1 - ORGANIZATION (CONTINUED)

Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account. As directed by the owners, amounts may be invested in an Underlying Fund as follows:

UNDERLYING FUND                                                      CLASS
---------------                                                      -----
AB VPS Large Cap Growth Portfolio                                    Class B
Delaware VIP International Value Equity Series                       Standard Class
Fidelity VIP Asset Manager(SM) Portfolio                             Initial Class
Fidelity VIP Equity-Income Portfolio                                 Initial Class
Fidelity VIP Growth Portfolio                                        Initial Class
Fidelity VIP High Income Portfolio                                   Initial Class
Fidelity VIP Overseas Portfolio                                      Initial Class
FT VIP Franklin Large Cap Growth VIP Fund                            Class 2
FT VIP Franklin Small-Mid Cap Growth VIP Fund                        Class 2
Global Atlantic BlackRock Allocation Portfolio                       Class I
Global Atlantic BlackRock Disciplined Core Portfolio                 Class I
Global Atlantic BlackRock Disciplined International Core Portfolio   Class I
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio       Class II
Global Atlantic BlackRock Disciplined Value Portfolio                Class I
Global Atlantic BlackRock High Yield Portfolio                       Class I
Global Atlantic Goldman Sachs Core Fixed Income Portfolio            Class I
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio    Class II
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio       Class II
Goldman Sachs VIT Core Fixed Income Fund                             Service Shares
Goldman Sachs VIT Equity Index Fund                                  Service Shares
Goldman Sachs VIT Government Money Market Fund                       Service Shares
Goldman Sachs VIT Growth Opportunities Fund                          Service Shares
Goldman Sachs VIT High Quality Floating Rate Fund                    Service Shares
Goldman Sachs VIT Mid Cap Value Fund                                 Service Shares
Goldman Sachs VIT Strategic Growth Fund                              Service Shares
Goldman Sachs VIT Strategic International Equity Fund                Service Shares
Goldman Sachs VIT U.S. Equity Insights Fund                          Service Shares
Invesco V.I. Global Health Care Fund                                 Series I Shares
Janus Henderson Research Portfolio                                   Service Shares
T. Rowe Price International Stock Portfolio                          --

In 2017 the following Sub-Account was renamed:

DATE                        NEW NAME                                            OLD NAME
----                        --------                                            --------
June 5, 2017                Janus Henderson Research Portfolio                  Janus Aspen Janus Portfolio

On May 23, 2017, the SEC granted an order allowing Commonwealth Annuity to substitute certain variable investment options in which Sub-Accounts of the Separate Account invest (the "Existing Funds") with new variable investment options (the "Replacement Funds"). The Replacement Funds are series of the Forethought Variable Insurance Trust (FVIT) and are advised by Global Atlantic Investment Advisors, LLC (GAIA) and sub-advised by either BlackRock Investment Management, LLC or Goldman Sachs Asset Management, L.P. (GSAM). See Note 3 for additional information. Substitutions will occur over the course of multiple rounds in 2017 and 2018.

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 1 - ORGANIZATION (CONTINUED)

In 2017 the following Sub-Accounts were substituted:

DATE                        REPLACEMENT FUND                                    EXISTING FUND
----                        ----------------                                    -------------
November 3, 2017            Global Atlantic BlackRock Disciplined               Delaware VIP International Value Equity Series
                              International Core Portfolio
November 17, 2017           Global Atlantic BlackRock Allocation Portfolio      Fidelity VIP Asset Manager(SM) Portfolio
November 17, 2017           Global Atlantic BlackRock Disciplined Core          Fidelity VIP Growth Portfolio
                              Portfolio
November 17, 2017           Global Atlantic BlackRock Disciplined               Fidelity VIP Overseas Portfolio
                              International Core Portfolio
November 17, 2017           Global Atlantic BlackRock Disciplined Value         Fidelity VIP Equity-Income Portfolio
                              Portfolio
November 17, 2017           Global Atlantic BlackRock High Yield Portfolio      Fidelity VIP High Income Portfolio
December 8, 2017            Global Atlantic BlackRock Disciplined Core          AB VPS Large Cap Growth Portfolio
                              Portfolio
December 8, 2017            Global Atlantic BlackRock Disciplined Core          FT VIP Franklin Large Cap Growth VIP Fund
                              Portfolio
December 8, 2017            Global Atlantic BlackRock Disciplined Mid Cap       FT VIP Franklin Small-Mid Cap Growth VIP Fund
                              Growth Portfolio

In 2018 the following Sub-Accounts will be substituted:

DATE                        REPLACEMENT FUND                                    EXISTING FUND
----                        ----------------                                    -------------
March 2, 2018               Global Atlantic BlackRock Disciplined Core          Goldman Sachs VIT Strategic Growth Fund
                              Portfolio
March 2, 2018               Global Atlantic BlackRock Disciplined Core          Goldman Sachs VIT U.S. Equity Insights Fund
                              Portfolio
March 2, 2018               Global Atlantic BlackRock Disciplined               Goldman Sachs VIT Strategic International Equity
                              International Core Portfolio                        Fund
March 2, 2018               Global Atlantic BlackRock Disciplined Mid Cap       Goldman Sachs VIT Growth Opportunities Fund
                              Growth Portfolio
March 2, 2018               Global Atlantic Goldman Sachs Core Fixed Income     Goldman Sachs VIT Core Fixed Income Fund
                              Portfolio
March 2, 2018               Global Atlantic Goldman Sachs Mid Cap Value         Goldman Sachs VIT Mid Cap Value Fund
                              Insights Portfolio
March 16, 2018              Global Atlantic BlackRock Disciplined               T. Rowe Price International Stock Portfolio
                              International Core Portfolio
March 16, 2018              Global Atlantic Goldman Sachs Large Cap Growth      Janus Henderson Research Portfolio
                              Insights Portfolio

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SUBSEQUENT EVENTS

For the year ended December 31, 2017, Commonwealth Annuity evaluated subsequent events through March 29, 2018; the issuance date of the financial statements. No subsequent events required disclosure.

INVESTMENTS

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share ("NAV") of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP has a three-level fair value hierarchy for disclosure of fair value measurements. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to level 1 inputs and the lowest priority to level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement. The three levels of the fair value hierarchy are described below:

                        Basis of Fair Value Measurement

      Level 1 Inputs are adjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.

      Level 2 Inputs to valuation techniques are observable either directly or indirectly.

      Level 3 One or more inputs to valuation techniques are both significant and unobservable.

The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

STATEMENTS OF CHANGES IN NET ASSETS

Policy owners may allocate their Policy values to variable investment options in the Separate Account and to the Fixed Account, which is a part of the General Account that guarantees principal and a fixed minimum interest rate.

Net premiums represent payments received under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations are payments to Policy owners and beneficiaries made under the terms of the

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policies and amounts that Policy owners have requested to be withdrawn and paid to them. Insurance and other charges are deductions from Policy values for Policy fees such as Cost of Insurance. Cost of Insurance are charges based on individual characteristics such as the age, Policy year, underwriting class, face amount and sex of the insured. Net transfers between Sub-Accounts are amounts that Policy owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from (to) the General Account include Policy loan activity and death claims.

FEDERAL INCOME TAXES

The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2017.

DIVERSIFICATION REQUIREMENT

Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

On each monthly payment date commencing with the date of issue, Commonwealth Annuity deducts a Cost of Insurance Charge for the cost of insurance protection under the Policies; a charge for any optional insurance benefits added by rider, and an Administrative Charge as reimbursement for expenses related to issuance and maintenance of the Policies. The Charges for Optional Benefits vary depending upon the optional benefits selected and by the underwriting classification of the insured. Commonwealth Annuity may also charge other one-time fees for certain Policy transactions, which are not listed in the following table. For more detailed information about fees and charges, refer to the product prospectus.

The Policy owner may allocate Policy deductions to one Sub-Account. In the absence of allocation instructions, or if the Sub-Account chosen does not have sufficient funds to cover Policy deductions, Commonwealth Annuity makes a pro-rata allocation among the Sub-Accounts in the Policy. No Policy deductions are made after the final premium payment date. Policy fees may be waived by Commonwealth Annuity in certain cases at its discretion, and where permitted by law.

Commonwealth Annuity also assesses a Mortality and Expense Risk Charge and a Separate Account Administrative Charge. The Mortality and Expense Risk Charge compensates Commonwealth Annuity for assuming mortality and expense risks for variable interests in the Policy. The mortality risk assumed by Commonwealth Annuity is that insureds may live for a shorter time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of death proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, Commonwealth Annuity absorbs the losses. If the charge

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

is higher than mortality and expense risk expenses, the difference is a profit to Commonwealth Annuity. The Separate Account Administrative Charge reimburses Commonwealth Annuity for the costs of administering the Separate Account and the Sub-Accounts.

Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account ("Unit Fair Value") or deducted from individual Policies ("Individual Policy"). Current fees and charges are summarized in the following table. For more detailed information about fees and charges, refer to the product prospectus.

                                                VARI-EXCEPTIONAL LIFE 93
                                           -----------------------------------
Mortality and Expense Risk
  Frequency                                              Daily
  Deduction Method                                  Unit Fair Value
  Rate (Annual)                                          0.65%

Separate Account Administrative Charge
  Frequency                                              Daily
  Deduction Method                                  Unit Fair Value
  Rate (Current Annual)                                  0.15%
  Rate (Maximum Annual)                     0.25% during the first 10 Policy
                                             years, with no charge imposed
                                                       thereafter

Cost of Insurance Charge
  Frequency                                             Monthly
  Deduction Method                                 Individual Policy
  Rate (Annual)                                     Varies by Policy

Charges for Optional Benefits
  Frequency                                             Monthly
  Deduction Method                                 Individual Policy
  Rate (Annual)                                     Varies by Policy

Administrative Charge
  Frequency                                             Monthly
  Deduction Method                                 Individual Policy
  Maximum Annual Fee                                       $5

A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the face amount if less than a certain number of years have lapsed from the date of issue or from the effective date of any increase in the face amount. The maximum surrender charge is a detailed calculation. For more information see the prospectus.

Some states and municipalities impose premium taxes, which currently range up to 5.0%, on variable life policies.

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

The disclosures above include current fees and charges. There are certain other fees and charges that may be assessed in future periods, at the discretion of Commonwealth Annuity, in accordance with Policy terms. Detailed descriptions of all fees and charges are available in the product prospectus.

GAIA is the investment adviser to FVIT. GAIA, an affiliate of Commonwealth Annuity, is a wholly owned indirect subsidiary of GAFG. During the year ended December 31, 2017, management fees of the underlying FVIT funds were paid directly by the funds to GAIA in its capacity as investment manager of the FVIT funds.

The FVIT funds' advisory agreement provides for each fund to pay a fee equal to an annual rate ranging from 0.22% to 0.60% of the applicable fund's average daily net assets. In addition, according to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, Class II shares of each FVIT fund paid a fee equal to an annual rate of 0.25% of the fund's average daily net assets. Class I shares paid no 12b-1 fee.

The Goldman Sachs Group, Inc. ("Goldman Sachs") owns approximately 22% of the outstanding ordinary shares of GAFG, and other investors, none of whom own more than 9.9%, own the remaining approximately 78% of the outstanding ordinary shares.

GSAM, a subsidiary of Goldman Sachs, is investment advisor to the Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"). During the year ended December 31, 2017, management fees of the underlying Goldman Sachs VIT funds were paid directly by the funds to GSAM in its capacity as investment manager of the Goldman Sachs VIT funds.

The Goldman Sachs VIT funds' advisory agreement provides for each fund to pay a fee equal to an annual rate ranging from 0.21% to 1.00% of the fund's average daily net assets. In addition, according to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each Goldman Sachs VIT fund was contracted to pay a fee equal to an annual rate of 0.25% of the fund's average daily net assets. GSAM has the right to fully or partially waive these advisory and 12b-1 fees.

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 4 - CHANGES IN UNITS OUTSTANDING

The changes in units outstanding were as follows:

                                                         2017                                          2016
                                       --------------------------------------------  -------------------------------------------
                                                                          NET                                          NET
                                          UNITS          UNITS         INCREASE         UNITS          UNITS         INCREASE
SUB-ACCOUNT                               ISSUED        REDEEMED      (DECREASE)        ISSUED        REDEEMED      (DECREASE)
-------------------------------------  -------------  -------------  --------------  -------------  -------------  -------------
AB VPS Large Cap Growth Portfolio (b)        34,367       (580,055)       (545,688)        42,913       (112,612)       (69,699)

Delaware VIP International Value
   Equity Series (b)                         59,185     (2,204,931)     (2,145,746)       162,352       (319,696)      (157,344)
Fidelity VIP Asset Manager(SM)
   Portfolio (b)                             47,351     (1,626,513)     (1,579,162)       151,595       (328,253)      (176,658)
Fidelity VIP Equity-Income
   Portfolio (b)                            224,584     (9,092,826)     (8,868,242)       564,342     (1,722,565)    (1,158,223)
Fidelity VIP Growth Portfolio (b)           141,073     (8,221,804)     (8,080,731)       593,574     (1,474,914)      (881,340)
Fidelity VIP High Income Portfolio
   (b)                                      127,897     (2,721,852)     (2,593,955)       228,057       (648,446)      (420,389)
Fidelity VIP Overseas Portfolio (b)          85,146     (2,443,792)     (2,358,646)       261,129       (384,694)      (123,565)
FT VIP Franklin Large Cap Growth
   VIP Fund (b)                              18,549       (275,865)       (257,316)        17,475        (36,585)       (19,110)
FT VIP Franklin Small-Mid Cap
   Growth VIP Fund (b)                       17,010       (801,309)       (784,299)        63,642       (104,831)       (41,189)
Global Atlantic BlackRock
   Allocation Portfolio (b)                 368,093         (1,747)        366,346             --             --             --
Global Atlantic BlackRock
   Disciplined Core Portfolio (b)         3,317,331        (56,352)      3,260,979             --             --             --
Global Atlantic BlackRock
   Disciplined International Core
   Portfolio (b)                          1,284,482        (48,963)      1,235,519             --             --             --
Global Atlantic BlackRock
   Disciplined Mid Cap Growth
   Portfolio (b)                            275,209         (1,672)        273,537             --             --             --
Global Atlantic BlackRock
   Disciplined Value Portfolio (b)        2,691,259        (60,880)      2,630,379             --             --             --
Global Atlantic BlackRock High
   Yield Portfolio (b)                      676,743        (27,436)        649,307             --             --             --
Goldman Sachs VIT Core Fixed Income
   Fund                                     330,027       (417,874)        (87,847)       368,400       (973,713)      (605,313)
Goldman Sachs VIT Equity Index Fund         198,435       (718,650)       (520,215)       705,201     (1,501,940)      (796,739)
Goldman Sachs VIT Government Money
   Market Fund                              706,474     (1,091,870)       (385,396)       879,091     (1,234,284)      (355,193)
Goldman Sachs VIT Growth
   Opportunities Fund                        41,802       (289,701)       (247,899)       158,858       (430,315)      (271,457)
Goldman Sachs VIT High Quality
   Floating Rate Fund                       257,339       (326,817)        (69,478)       216,067       (472,202)      (256,135)

--------
(b) Fund Substitution. See Note 1.
                                     SA-30

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                         2017                                          2016
                                       --------------------------------------------  -------------------------------------------
                                                                          NET                                          NET
                                          UNITS          UNITS         INCREASE         UNITS          UNITS         INCREASE
SUB-ACCOUNT                               ISSUED        REDEEMED      (DECREASE)        ISSUED        REDEEMED      (DECREASE)
-------------------------------------  -------------  -------------  --------------  -------------  -------------  -------------
Goldman Sachs VIT Mid Cap Value
   Fund                                     105,460       (412,996)       (307,536)       234,565       (649,612)      (415,047)
Goldman Sachs VIT Strategic Growth
   Fund                                     123,572       (970,697)       (847,125)       559,001     (1,328,793)      (769,792)
Goldman Sachs VIT Strategic
   International Equity Fund                105,695       (432,418)       (326,723)       402,333       (619,942)      (217,609)
Goldman Sachs VIT U.S. Equity
   Insights Fund                             96,411       (513,070)       (416,659)       306,926       (806,473)      (499,547)
Invesco V.I. Global Health Care
   Fund                                      11,145        (32,596)        (21,451)        23,211        (32,156)        (8,945)
Janus Henderson Research Portfolio
   (a)                                        7,164        (28,524)        (21,360)        23,764        (47,006)       (23,242)
T. Rowe Price International Stock
   Portfolio                                 47,501       (198,094)       (150,593)       154,508       (256,103)      (101,595)

--------
(a) Name change. See Note 1.

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2017 were as follows:

INVESTMENT PORTFOLIOS                                                       PURCHASES           SALES
---------------------                                                    ----------------  ----------------
AB VPS Large Cap Growth Portfolio (b)                                    $       205,894   $     2,290,949
Delaware VIP International Value Equity Series (b)                               152,154         6,389,289
Fidelity VIP Asset Manager(SM) Portfolio (b)                                     410,349         3,986,813
Fidelity VIP Equity-Income Portfolio (b)                                         711,495        29,032,515
Fidelity VIP Growth Portfolio (b)                                              1,747,739        33,229,831
Fidelity VIP High Income Portfolio (b)                                           261,795         7,237,477
Fidelity VIP Overseas Portfolio (b)                                              121,558         7,446,694
FT VIP Franklin Large Cap Growth VIP Fund (b)                                    106,826           866,314
FT VIP Franklin Small-Mid Cap Growth VIP Fund (b)                                293,176         3,047,855
Global Atlantic BlackRock Allocation Portfolio (b)                             3,668,642            19,985
Global Atlantic BlackRock Disciplined Core Portfolio (b)                      33,177,590           593,706
Global Atlantic BlackRock Disciplined International Core Portfolio (b)        12,766,065           501,950
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (b)             2,827,338            18,285
Global Atlantic BlackRock Disciplined Value Portfolio (b)                     26,825,146           638,240
Global Atlantic BlackRock High Yield Portfolio (b)                             6,684,261           275,814
Goldman Sachs VIT Core Fixed Income Fund                                         557,956           577,682
Goldman Sachs VIT Equity Index Fund                                            1,762,045         2,318,421
Goldman Sachs VIT Government Money Market Fund                                   636,005         1,054,279
Goldman Sachs VIT Growth Opportunities Fund                                    1,372,341         1,358,565
Goldman Sachs VIT High Quality Floating Rate Fund                                189,094           272,014
Goldman Sachs VIT Mid Cap Value Fund                                           1,031,313         1,541,853
Goldman Sachs VIT Strategic Growth Fund                                        1,299,859         3,150,113
Goldman Sachs VIT Strategic International Equity Fund                            221,595           846,517
Goldman Sachs VIT U.S. Equity Insights Fund                                    1,889,550         1,535,702
Invesco V.I. Global Health Care Fund                                              73,613           111,439
Janus Henderson Research Portfolio (a)                                            24,049            90,225
T. Rowe Price International Stock Portfolio                                      308,326           519,752

--------
(a) Name change. See Note 1.
(b) Fund Substitution. See Note 1.

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS

The Separate Account has multiple combinations of features and fees that are charged against the Policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum Policy charges offered by the Separate Account as Policy owners may not have selected all available and applicable Policy options as discussed in Note 3.

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

                                            AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
                                          --------------------                       -------------------------------
                                                                          INVESTMENT  EXPENSE    EXPENSE    TOTAL      TOTAL
                                          UNIT FAIR  UNIT FAIR              INCOME    RATIOS     RATIOS    RETURNS    RETURNS
                                           VALUES     VALUES      NET       RATIOS    LOWEST     HIGHEST    LOWEST    HIGHEST
                                           LOWEST    HIGHEST    ASSETS        (%)       (%)        (%)       (%)        (%)
                                 UNITS     ($)(5)     ($)(5)      ($)       (1)(4)   (2)(4)(5)  (2)(4)(5) (3)(4)(5)  (3)(4)(5)
                               ---------- ---------- --------- ---------- ---------- ---------- ---------- --------- ----------
AB VPS LARGE CAP GROWTH PORTFOLIO (B)
2017                                  --       2.15      4.06         --        N/A       0.65       0.80     31.10      30.97
2016                             545,688       3.10      3.10  1,690,708        N/A       0.65       0.65      1.64       1.64
2015                             615,387       3.05      3.05  1,874,992        N/A       0.65       0.65     10.13      10.13
2014                             647,836       1.47      2.77  1,790,423        N/A       0.65       0.80     12.93      13.10
2013                             696,051       1.30      2.45  1,700,939        N/A       0.65       0.80     35.90      36.11
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES (B)
2017                                  --       2.95      2.95         --       1.57       0.65       0.65     20.90      20.90
2016                           2,145,746       2.44      2.44  5,231,733       1.67       0.65       0.65      3.39       3.39
2015                           2,303,090       2.36      2.36  5,425,100       2.01       0.65       0.65     (0.17)     (0.17)
2014                           2,515,773       3.48      2.36  5,936,050       1.32       0.65       0.80     (9.40)     (9.26)
2013                           2,703,047       3.84      2.60  7,029,121       1.54       0.65       0.80     21.80      21.99
FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO (B)
2017                                  --       2.47      2.47         --       0.35       0.65       0.65     11.26      11.26
2016                           1,579,162       2.22      2.22  3,502,859       1.44       0.65       0.65      2.30       2.30
2015                           1,755,820       2.17      2.17  3,803,363       1.53       0.65       0.65     (0.51)     (0.51)
2014                           1,988,440       3.29      2.18  4,329,405       1.47       0.65       0.80      4.99       5.14
2013                           2,165,291       3.14      2.07  4,483,794       1.55       0.65       0.80     14.78      14.96

--------
(b) Fund Substitution. See Note 1.

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                            AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
                                          --------------------                       -------------------------------
                                                                          INVESTMENT  EXPENSE    EXPENSE    TOTAL      TOTAL
                                          UNIT FAIR  UNIT FAIR             INCOME     RATIOS     RATIOS    RETURNS    RETURNS
                                           VALUES     VALUES      NET      RATIOS     LOWEST     HIGHEST    LOWEST    HIGHEST
                                           LOWEST    HIGHEST    ASSETS       (%)        (%)        (%)       (%)        (%)
                                 UNITS     ($)(5)     ($)(5)      ($)      (1)(4)    (2)(4)(5)  (2)(4)(5) (3)(4)(5)  (3)(4)(5)
                               ---------- ---------- --------- ---------- ---------- ---------- ---------- --------- ----------
FIDELITY VIP EQUITY-INCOME PORTFOLIO (B)
2017                                  --       6.18      3.23          --      0.13       0.65       0.80      7.29       7.67
2016                           8,868,242       3.00      3.00  26,626,728      2.25       0.65       0.65     17.19      17.19
2015                          10,026,465       2.56      2.56  25,675,291      3.12       0.65       0.65     (4.59)     (4.59)
2014                          10,897,253       5.16      2.68  29,251,807      2.79       0.65       0.80      7.85       8.01
2013                          11,952,367       4.78      2.48  29,704,241      2.47       0.65       0.80     27.12      27.31
FIDELITY VIP GROWTH PORTFOLIO (B)
2017                                  --       4.12      4.12          --      0.12       0.65       0.65     32.90      32.90
2016                           8,080,731       3.10      3.10  25,034,654      0.04       0.65       0.65      0.32       0.32
2015                           8,962,071       3.09      3.09  27,724,909      0.25       0.65       0.65      6.48       6.48
2014                           9,932,955       4.93      2.91  28,861,416      0.18       0.65       0.80     10.41      10.57
2013                          10,894,103       4.46      2.63  28,627,023      0.28       0.65       0.80     35.25      35.45
FIDELITY VIP HIGH INCOME PORTFOLIO (B)
2017                                  --       2.69      2.69         --       0.55       0.65       0.65      5.49       5.49
2016                           2,593,955       2.55      2.55  6,602,293       5.12       0.65       0.65     13.84      13.84
2015                           3,014,344       2.24      2.24  6,738,165       6.34       0.65       0.65     (4.25)     (4.25)
2014                           3,254,316       2.66      2.33  7,598,417       5.51       0.65       0.80      0.35       0.50
2013                           3,567,064       2.65      2.32  8,287,415       5.76       0.65       0.80      5.10       5.26
FIDELITY VIP OVERSEAS PORTFOLIO (B)
2017                                  --       3.11      3.11         --       0.02       0.65       0.65     25.40      25.40
2016                           2,358,646       2.48      2.48  5,838,115       1.44       0.65       0.65     (5.34)     (5.34)
2015                           2,482,211       2.62      2.62  6,513,960       1.32       0.65       0.65      2.95       2.95
2014                           2,700,625       2.55      2.55  6,883,909       1.32       0.65       0.65     (8.67)     (8.67)
2013                           2,855,953       2.79      2.79  7,971,355       1.36       0.65       0.65     29.59      29.59
FT VIP FRANKLIN LARGE CAP GROWTH VIP FUND (B)
2017                                  --       3.19      3.19         --       0.62       0.65       0.65     27.09      27.09
2016                             257,316       2.51      2.51    647,071        N/A       0.65       0.65     (2.71)     (2.71)
2015                             276,426       2.58      2.58    712,446       0.27       0.65       0.65      4.94       4.94
2014                             293,293       2.46      2.46    720,355       1.08       0.65       0.65     11.73      11.73
2013                             318,093       2.20      2.20    699,245       1.05       0.65       0.65     27.80      27.80

--------
(b) Fund Substitution. See Note 1.

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                            AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
                                          --------------------                       -------------------------------
                                                                          INVESTMENT  EXPENSE    EXPENSE    TOTAL      TOTAL
                                          UNIT FAIR  UNIT FAIR              INCOME    RATIOS     RATIOS    RETURNS    RETURNS
                                           VALUES     VALUES      NET       RATIOS    LOWEST     HIGHEST    LOWEST    HIGHEST
                                           LOWEST    HIGHEST    ASSETS        (%)       (%)        (%)       (%)        (%)
                                 UNITS     ($)(5)     ($)(5)      ($)       (1)(4)   (2)(4)(5)  (2)(4)(5) (3)(4)(5)  (3)(4)(5)
                               ---------- ---------- --------- ---------- ---------- ---------- ---------- --------- ----------
FT VIP FRANKLIN SMALL-MID CAP GROWTH VIP FUND (B)
2017                                  --       2.30      3.85          --        N/A       0.65       0.80     20.42      20.31
2016                             784,299       3.20      3.20   2,507,873        N/A       0.65       0.65      3.56       3.56
2015                             825,488       3.09      3.09   2,550,485        N/A       0.65       0.65     (3.29)     (3.29)
2014                             897,536       1.92      3.19   2,866,641        N/A       0.65       0.80      6.61       6.77
2013                             955,638       1.80      2.99   2,858,594        N/A       0.65       0.80     37.05      37.26
GLOBAL ATLANTIC BLACKROCK ALLOCATION PORTFOLIO (B)
2017                             366,346      10.18     10.18   3,729,337        N/A       0.65       0.65      1.80       1.80
GLOBAL ATLANTIC BLACKROCK DISCIPLINED CORE PORTFOLIO (B)
2017                           3,260,979      10.37     10.37  33,815,162        N/A       0.65       0.65      3.70       3.70
GLOBAL ATLANTIC BLACKROCK DISCIPLINED INTERNATIONAL CORE PORTFOLIO (B)
2017                           1,235,519      10.19     10.19  12,589,712        N/A       0.65       0.65      1.90       1.90
GLOBAL ATLANTIC BLACKROCK DISCIPLINED MID CAP GROWTH PORTFOLIO (B)
2017                             273,537      10.34     10.34   2,828,283        N/A       0.65       0.65      3.40       3.40
GLOBAL ATLANTIC BLACKROCK DISCIPLINED VALUE PORTFOLIO (B)
2017                           2,630,379      10.43     10.43  27,433,736        N/A       0.65       0.65      4.30       4.30
GLOBAL ATLANTIC BLACKROCK HIGH YIELD PORTFOLIO (B)
2017                             649,307       9.91      9.91   6,434,690        N/A       0.65       0.65     (0.90)     (0.90)
GOLDMAN SACHS VIT CORE FIXED INCOME FUND
2017                           3,821,957       2.55      1.56   5,962,895       2.61       0.65       0.80      2.41       2.63
2016                           3,909,804       1.52      1.52   5,952,813       2.01       0.65       0.65      2.01       2.01
2015                           4,515,117       1.49      1.49   6,737,223       2.41       0.65       0.65     (0.39)     (0.39)
2014                           4,791,176       2.46      1.50   7,179,260       2.71       0.65       0.80      4.77       4.92
2013                           5,116,145       2.34      1.43   7,306,422       2.45       0.65       0.80     (2.14)     (1.99)
GOLDMAN SACHS VIT EQUITY INDEX FUND
2017                           6,511,427       7.18      3.81  24,785,689       1.55       0.65       0.80     20.27      20.57
2016                           7,031,642       3.16      3.16  22,211,937       2.17       0.65       0.65     10.88      10.88
2015                           7,828,381       2.85      2.85  22,333,901       1.75       0.65       0.65      0.29       0.29
2014                           8,631,008       5.39      2.84  24,553,936       1.61       0.65       0.80     12.31      12.48
2013                           9,629,395       4.80      2.53  24,354,462       1.63       0.65       0.80     30.77      30.97

--------
(b) Fund Substitution. See Note 1.

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                            AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
                                          --------------------                       -------------------------------
                                                                          INVESTMENT  EXPENSE    EXPENSE    TOTAL      TOTAL
                                          UNIT FAIR  UNIT FAIR             INCOME     RATIOS     RATIOS    RETURNS    RETURNS
                                           VALUES     VALUES      NET      RATIOS     LOWEST     HIGHEST    LOWEST    HIGHEST
                                           LOWEST    HIGHEST    ASSETS       (%)        (%)        (%)       (%)        (%)
                                 UNITS     ($)(5)     ($)(5)      ($)      (1)(4)    (2)(4)(5)  (2)(4)(5) (3)(4)(5)  (3)(4)(5)
                               ---------- ---------- --------- ---------- ---------- ---------- ---------- --------- ----------
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND
2017                           3,042,050       1.49      1.07   3,260,688       0.50       0.65       0.80     (0.67)      0.00
2016                           3,427,446       1.07      1.07   3,678,962       0.04       0.65       0.65     (0.93)     (0.93)
2015                           3,782,639       1.51      1.08   4,091,222       0.01       0.65       0.80     (0.79)     (0.64)
2014                           4,087,996       1.52      1.09   4,458,377       0.01       0.65       0.80     (0.80)     (0.64)
2013                           4,520,196       1.53      1.09   4,963,226       0.01       0.65       0.80     (0.80)     (0.65)
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND
2017                           2,449,983       5.43      5.43  13,298,533        N/A       0.65       0.65     26.28      26.28
2016                           2,697,882       4.30      4.30  11,613,412        N/A       0.65       0.65      0.70       0.70
2015                           2,969,339       4.27      4.27  12,685,548        N/A       0.65       0.65     (5.82)     (5.82)
2014                           3,236,994       7.91      4.54  14,687,074        N/A       0.65       0.80     10.21      10.38
2013                           3,645,676       7.17      4.11  14,986,152        N/A       0.65       0.80     31.14      31.34
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND
2017                           1,447,694       2.19      1.38   1,992,635       1.26       0.65       0.80      0.46       0.73
2016                           1,517,172       1.37      1.37   2,071,475       0.97       0.65       0.65      0.74       0.74
2015                           1,773,307       1.36      1.36   2,412,778       0.44       0.65       0.65     (1.07)     (1.07)
2014                           1,925,905       2.20      1.38   2,649,096       0.30       0.65       0.80     (0.89)     (0.74)
2013                           2,090,579       2.22      1.39   2,896,985       0.50       0.65       0.80     (0.40)     (0.25)
GOLDMAN SACHS VIT MID CAP VALUE FUND
2017                           3,194,798       8.44      4.13  13,181,224       0.48       0.65       0.80     10.04      10.13
2016                           3,502,334       3.75      3.75  13,120,799       1.13       0.65       0.65     12.61      12.61
2015                           3,917,381       3.33      3.33  13,040,315       0.11       0.65       0.65    (10.11)    (10.11)
2014                           4,287,249       7.61      3.70  15,877,515       0.76       0.65       0.80     12.38      12.55
2013                           4,813,856       6.77      3.29  15,839,798       0.61       0.65       0.80     31.50      31.69
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND
2017                           7,460,961       5.36      3.83  28,578,616       0.26       0.65       0.80     29.47      29.39
2016                           8,308,086       2.96      2.96  24,570,258       0.39       0.65       0.65      1.02       1.02
2015                           9,077,878       2.93      2.93  26,572,910       0.10       0.65       0.65      2.47       2.47
2014                           9,957,419       4.01      2.86  28,447,794       0.12       0.65       0.80     12.47      12.64
2013                          11,048,773       3.57      2.54  28,022,728       0.16       0.65       0.80     30.94      31.14

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                            AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
                                          --------------------                       -------------------------------
                                                                          INVESTMENT  EXPENSE    EXPENSE    TOTAL      TOTAL
                                          UNIT FAIR  UNIT FAIR             INCOME     RATIOS     RATIOS    RETURNS    RETURNS
                                           VALUES     VALUES      NET      RATIOS     LOWEST     HIGHEST    LOWEST    HIGHEST
                                           LOWEST    HIGHEST    ASSETS       (%)        (%)        (%)       (%)        (%)
                                 UNITS     ($)(5)     ($)(5)      ($)      (1)(4)    (2)(4)(5)  (2)(4)(5) (3)(4)(5)  (3)(4)(5)
                               ---------- ---------- --------- ---------- ---------- ---------- ---------- --------- ----------
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND
2017                           3,769,197       2.54      2.36   8,885,757       1.62       0.65       0.80     25.12      25.53
2016                           4,095,920       1.88      1.88   7,700,477       1.80       0.65       0.65     (3.59)     (3.59)
2015                           4,313,529       1.95      1.95   8,403,569       1.38       0.65       0.65      0.11       0.11
2014                           4,595,595       2.11      1.95   8,943,263       3.40       0.65       0.80     (8.44)     (8.30)
2013                           4,738,661       2.30      2.12  10,056,443       1.59       0.65       0.80     22.74      22.92
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND
2017                           4,478,077       5.70      3.58  16,010,870       1.16       0.65       0.80     22.84      23.02
2016                           4,894,736       2.91      2.91  14,227,662       1.09       0.65       0.65      9.81       9.81
2015                           5,394,283       2.65      2.65  14,286,525       1.08       0.65       0.65     (1.05)     (1.05)
2014                           5,844,236       4.29      2.68  15,643,292       1.14       0.65       0.80     15.25      15.42
2013                           6,529,800       3.72      2.32  15,142,593       0.88       0.65       0.80     36.13      36.33
INVESCO V.I. GLOBAL HEALTH CARE FUND
2017                             215,852       3.62      3.62     780,968       0.37       0.65       0.65     15.29      15.29
2016                             237,303       3.14      3.14     746,081        N/A       0.65       0.65    (12.04)    (12.04)
2015                             246,248       3.57      3.57     880,145        N/A       0.65       0.65      2.49       2.49
2014                             321,345       3.49      3.49   1,120,628        N/A       0.65       0.65     18.89      18.89
2013                             274,009       2.93      2.93     803,722       0.69       0.65       0.65     39.63      39.63
JANUS HENDERSON RESEARCH PORTFOLIO (A)
2017                             223,658       1.90      3.67     821,328       0.24       0.65       0.80     26.67      26.55
2016                             245,018       2.90      2.90     709,987       0.38       0.65       0.65     (0.34)     (0.34)
2015                             268,260       2.91      2.91     780,296       0.45       0.65       0.65      4.39       4.39
2014                             299,734       1.45      2.79     834,390       0.22       0.65       0.80     11.83      12.00
2013                             349,000       1.30      2.49     867,542       0.65       0.65       0.80     28.96      29.15
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
2017                           1,608,264       2.63      3.07   4,943,400       1.09       0.65       0.80     26.44      26.86
2016                           1,758,857       2.42      2.42   4,255,023       1.05       0.65       0.65      1.68       1.68
2015                           1,860,452       2.38      2.38   4,435,891       0.92       0.65       0.65     (1.55)     (1.55)
2014                           1,967,961       2.08      2.42   4,765,822       1.02       0.65       0.80     (2.03)     (1.88)
2013                           2,169,887       2.13      2.47   5,355,583       0.85       0.65       0.80     13.14      13.31

--------
(a) Name change. See Note 1.

VEL II ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

--------
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income has been annualized for periods less than one year.

(2) These ratios represent the annualized Policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Policy owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4) Investment income ratios, expense ratios, and total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the net assets prior to the final withdrawal.

(5) The highest unit fair value and total return correspond with the product with the lowest expense ratio. The lowest unit fair value and total return correspond with the product with the highest expense ratio.

                           PART C: OTHER INFORMATION

ITEM 26.  EXHIBITS

(A) BOARD OF DIRECTORS RESOLUTION.

      Certified copy of Resolutions of the Board of Directors of the Company of January 21, 1993 establishing the VEL II Account was previously filed on February 13, 1998 in Post-Effective Amendment No. 10 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(B) CUSTODIAN AGREEMENTS.

      Not applicable.

(C) UNDERWRITING CONTRACTS.

      (1) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

      (2) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

      (3) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

      (4) Underwriting and Administrative Services Agreement between Commonwealth Annuity and Life Insurance Company, Forethought Distributors, LLC and Global Atlantic Finanical Company was filed on April 24, 2017 in Post-Effective Amendment No. 12 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

      (4)(a) Consolidated Underwriting and Administrative Service Agreement dated April 30, 2010 between and among Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (5) Form of Selling Agreement by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and the "Broker-Dealer" was previously filed on April 25, 2008 in Post-Effective Amendment No. 25 to Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (6) Service Agreement dated March 13, 2012 by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, se2, Inc. and Security Distributors, Inc. was previously filed on April 25, 2012 in Post-Effective Amendment No. 30 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (7) Shared Service Agreement dated August 5, 2010 by and between Commonwealth Annuity and Life Insurance Company and Epoch Securities was filed on April 25, 2013 in Post-Effective Amendment No. 34 to Registration Statement No. 33-39702/811-6293 on Form N-4, and is incorporated by reference herein.

      (8) Amendment No. 1 dated January 1, 2014 to Shared Services Agreement between Epoch Securities Inc. and Commonwealth Annuity and Life Insurance Company was filed on April 29, 2015 in Post-Effective Amendment No. 31 to Registration Statement 033-57792/811-07466 on Form N-6, and is incorporated by reference herein ..

(D) POLICY.

      (1) Policy and Initial Policy endorsements were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and are incorporated by reference herein. The following endorsements were previously filed on February 27, 1998 in Post-Effective Amendment No. 8 of this Registration Statement on Form S-6, and are incorporated by reference herein.

      (2) Paid-Up Life Insurance Option Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

      (3) Preferred Loan Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

      (4) 403(b) Life Insurance Policy Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

      (5) Guaranteed Death Benefit Rider was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(E) APPLICATION.

      (1) Application was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(F) DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

      (1) Articles of Organization and Bylaws, as amended, of the Company, effective as of September 1, 2006 were previously filed on February 28, 2007 in Post-Effective Amendment No. 22 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein. Bylaws, as amended of the Company, effective as of December 30, 2005 were previously filed on April 28, 2006 in Post-Effective Amendment No. 22 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein. Articles of Incorporation and Bylaws, as amended of the Company, effective as of October 1, 1995 were previously filed on September 29, 1995 in Post-Effective Amendment No. 5 of this Registration Statement on Form S-6, and are incorporated by reference herein.

(G) REINSURANCE CONTRACTS.

      (1) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (2) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (3) Reinsurance contract dated January 1, 1995 among State Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (4) Reinsurance contract dated January 1, 1994 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (5) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (6) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company and The Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (7) Reinsurance contract dated February 26, 1991 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (8) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed in on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (9) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed in on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (10) Reinsurance contract dated July 1, 1986 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (11) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (12) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (13) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(H) PARTICIPATION AGREEMENTS.

      (1) Amendment to the Delaware VIP Trust Participation Agreement dated December 31, 2007 was previously filed on April 28, 2011 in Post-Effective Amendment No. 28 of Registration No.
            333-57792/811-7466 on Form S-6, and is incorporated by reference herein.

            Amendment dated May 1, 2001 to the Delaware Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

            Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 on Form S-6, and is incorporated by reference herein.

      (2) Amendment to the Participation Agreement dated May 1, 2013 with T. Rowe Price is filed in Post-Effective Amendment No. 34 to Registration Statement No. 33-39702/811-6293 on Form N-4, and is incorporated by reference herein.

            Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed on April 27, 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

            Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

      (3) Amendment dated August 1, 2007 to the Participation Agreement with Janus Aspen Series was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            Amendment dated February 25, 2000 to the Janus Aspen Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

            Participation Agreement between the Company and Janus Distributors, Inc. dated May 27, 1999 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No.
            333-84879/811-09529 on Form S-6,
            and is incorporated by reference herein.

      (4) Amendment dated January 15, 2013 to the Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company is filed in Post-Effective Amendment No. 34 to Registration Statement No. 33-39702/811-6293 on Form N-4, and is incorporated by reference herein.

            Amendment dated August 16, 2010 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 28, 2011 in Post-Effective Amendment No. 28 of Registration No. 333-57792/811-7466 on Form S-6, and is incorporated by reference herein.

            Amendments No. 2 and 1 dated May 1, 2009 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein.

            Amended and Restated Participation Agreement dated September 25, 2006 with Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 25 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (5) Amendment No. 1 dated April 30, 2010 and Amendment to the Participation Agreement dated May 1, 2008 to Amended and Restated Participation Agreement among Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007 was previously filed on April 28, 2011 in Post-Effective Amendment No. 28 of Registration No. 333-57792/811-7466 on Form S-6, and is incorporated by reference herein.

            Amended and Restated Participation Agreement among Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 25 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (6) Amendment dated October 31, 2001 to the INVESCO Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

            Participation Agreement dated March 21, 2000 between the Company and INVESCO Variable Investments Funds, Inc. were previously filed in April 2002 in Post-Effective Amendment No. 15 of Registration Statement No. 33-57792/811-7466 on Form S-6, and are incorporated by reference herein.

      (7) Amendment dated May 1, 2011 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 28, 2012 in Post-Effective Amendment No. 29 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            Amendment dated May 1, 2011, Amendment No. 3 dated February 11, 2011, Amendment dated September 1, 2010 and Fund/SERV and Networking Supplement dated August 12, 2008 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company were previously filed on April 28, 2012 in Post-Effective Amendment No. 29 of Registration No. 333-57792/811-7466 on Form S-6, and are incorporated by reference herein.

            Amendment No. 1 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 28, 2011 in Post-Effective Amendment No. 28 of Registration No. 333-57792/811-7466 on Form S-6, and is incorporated by reference herein.

            Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable

            Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity And Life Insurance Company was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (8) Amendment 2 dated April 30, 2010 and Amendment No. 1 dated February 21, 2008 to the AIM Participation Agreement dated July 27, 1998 was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. And Commonwealth Annuity And Life Insurance Company dated July 31, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 25 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

      (9) First Amendment dated April 30, 2010 to the Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds dated April 30, 2010 and Amended and Restated Participation Agreement dated April 30, 2010 was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein.

      (10) Participation Agreement dated October 19, 2017 by and between Commonwealth Annuity and Life Insurance Company, Forethought Variable Insurance Trust, Northern Lights Distributor, LLC, and Global Atlantic Investment Advisors, LLC was filed on April 26, 2018 in Post-Effective No. 39 (033-39702/811-06293) on Form N-4 and is incorporated by reference herein.

(I) ADMINISTRATIVE CONTRACTS.

      (1) Third Party Adminstrator Agreement (TPA) between se2, Inc., Security Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated April 1, 2013 was filed on April 25, 2013 in Amendment No. 34 of Registration Statement No. 33-39702/811-6293 on Form N-4, and is incorporated by reference herein.

      (2) Work Assignment dated April 1, 2013 by and between se2, Inc., Security Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was filed on April 25, 2013 in Amendment No. 34 of Registration Statement No. 33-39702/811-6293 on Form N-4, and is incorporated by reference herein.

(J) OTHER MATERIAL CONTRACTS.

      Not Applicable.

(K) LEGAL OPINION.

      Opinion of Counsel is filed herewith.

(L) ACTUARIAL OPINION.

      Not Applicable. The Registration Statement does not include illustrations.

(M) CALCULATION.

      Not Applicable. The Registration Statement does not include illustrations.

(N) OTHER OPINIONS.

      Consent of Independent Registered Public Accounting Firm is filed herewith.

(O) OMITTED FINANCIAL STATEMENTS.

      Financial Statements included in Part B Financial Statements for Commonwealth Annuity and Life Insurance Company (the "Company" and "Depositor") and Financial Statements for the VEL II Account of Commonwealth Annuity and Life Insurance Company.

(P) INITIAL CAPITAL AGREEMENTS.

      Not Applicable.

(Q) REDEEMABILITY EXEMPTION.

      Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

(R) POWERS OF ATTORNEY

    (1) Power of Attorney for Robert Arena is filed herewith.
    (2) Power of Attorney for Nicholas H. von Moltke is filed herewith.
    (3) Power of Attorney for David Jacoby is filed herewith.
    (4) Power of Attorney for John J. Fowler is filed herewith.
    (5) Power of Attorney for Peter Cai is filed herewith.
    (6) Power of Attorney for Hanben Kim Lee is filed herewith.
    (7) Power of Attorney for Gilles M. Dellaert is filed herewith.
    (8) Power of Attorney for Eric D. Todd is filed herewith.

ITEM 27.   DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

        4 World Trade Center, 51st Floor
        150 Greenwich Street
        New York, NY 10007

--------
*Denotes Board of Directors

    (1) 82 Hopmeadow Street, Suite 200, Simsbury, CT 06089
    (2) P.O. Box 1842, Wilson, WY 83014
    (3) 20 Guest Street, Brighton, MA 02135
    (4) 19 Par-La-Ville Road, Hamilton HM 11, Bermuda
    (5) One Forethought Center, Batesville, IN 47006
    (6) 10 West Market Street, Suite 2300, Indianapolis, IN 46204
    (7) 3200 Southwest Freeway, Suite 1300, Houston, TX 77027
    (8) 215 10th Street, 11th Floor, Des Moines, IA 50309

NAME                                            POSITION OR OFFICE WITH DEPOSITOR
---------------------------   ----------------------------------------------------------------------
Robert Arena* (1)             Director, Chairman of the Board and Executive Vice President
Nicholas H. von Moltke*       Director, President and Chief Executive Officer
Hanben Kim Lee*               Director and Executive Vice President
Gilles M. Dellaert*           Director and Chief Investment Officer
Eric D. Todd* (6)             Director and Managing Director
David Wilken* (8)             Director
Peter Cai*                    Director and Chief Risk Officer
Kathleen M. Redgate(3)        Chief Operating Officer
John J. Fowler (3)            Chief Financial Officer
Brian Hendry                  Chief Audit Committee
Daniel O'Shea (1)             Chief Human Resource Officer
David Jacoby                  Chief Accounting Officer
Lori LaForge (1)              Chief Marketing Officer
Samuel Ramos                  Chief Legal Officer, General Counsel and Secretary

Justin MacNeil (3)            Managing Director and Assistant Treasurer
Scott D. Silverman (4)        Managing Director and Assistant Secretary
Deva Mishra                   Managing Director
Mark Buono                    Managing Director
Mark Elming (8)               Managing Director
Paul Vambutas                 Managing Director
Phillip Sherrill              Managing Director
Jonathan Hecht                Managing Director
Mary Cavanaugh (3)            Managing Director
Paul Mistretta                Managing Director
April Galda (4)               Managing Director
Gary Silber                   Senior Vice President, Assistant General Counsel and Assistant Secretary
Jane S. Grosso (4)            Senior Vice President and Controller
John Giamalis (1)             Senior Vice President and Treasurer
Robert J. Egan (3)            Senior Vice President and Chief Actuary and Valuation Actuary
Sarah Patterson (1)           Senior Vice President, Associate General Counsel and Assistant Secretary
Maureen Henderson (8)         Senior Vice President, Associate General Counsel and Assistant Secretary
Virginia H. Johnson (3)       Senior Vice President, Associate General Counsel and Assistant Secretary
Kevin Kimmerling (5)          Senior Vice President, Assistant General Counsel and Assistant Secretary
Cathy L. Wildt (5)            Senior Vice President
Dean Pentikis                 Senior Vice President
Jason M. Roach (3)            Senior Vice President
Larry E. Mitzman (6)          Senior Vice President
Debra Casey (3)               Senior Vice President
Susan Fiengo (1)              Susan Fiengo (1)
Sarah Williams                Senior Vice President
Kenneth J. Bohrer (5)         Senior Vice President
Mark Erickson                 Senior Vice President
Kevin Leavey (3)              Vice President and Product Actuary
Natalie Wagner (3)            Vice President, SEC 38a-1 Chief Compliance Officer, Privacy Officer,
                              AML Officer and SIU Officer
Margot K. Wallin (3)          Vice President and Chief Compliance Officer
Elizabeth Gioia (1)           Vice President, Assistant General Counsel and Assistant Secretary
Tonya Maxwell (8)             Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

[GLOBAL ATLANTIC FINANCIAL GROUP LIMITED]

                                          -----------------
                                          |  THE GOLDMAN  |          -------------
                                          |  SACHS GROUP, |          | 3RD PARTY |
                                          | INC.(Delaware)|          | INVESTORS |
                                          -----------------          -------------
                                                   |                       |
                                                   |                       |
                                                   ---22%--          --78%-
                                                           |         |
                                                           |         |
                                                    ---------------------------
                                                    |      GLOBAL ATLANTIC    |
                                                    | FINANCIAL GROUP LIMITED |
                                                    |        (Bermuda)        |
                                                    ---------------------------
                                                                 |
                                                                 |
                                                         --100%------100%----
                                                         |                  |
                                                         |                  |
                                                    ------------      ------------
                                                    |  GLOBAL  |      | ARIEL RE |
                                                    | ATLANTIC |      |(HOLDINGS)|
                                                    | FINANCIAL|      |  LIMITED |
                                                    |   LIFE   |      | (Bermuda)|
                                                    |  LIMITED |      ------------
                                                    | (Bermuda)|
                                                    ------------
                                                           |
                                                           |
                                                          100%
                                                           |
                                                           |
                                                  -------------------
                                                  | COMMONWEALTH RE |
                                                  |  MIDCO LIMITED  |
                                                  |    (Bermuda)    |
                                                  -------------------
                                                           |
                                                           |
                                                           |
          -------------------------------------------------------
          |                               |                     |
         100%                            100%                  100%
          |                               |                     |
    -------------------         ----------------------          |
    | GLOBAL ATLANTIC |         | GLOBAL ATLANTIC RE |          |
    |   RE LIMITED    |         |    II LIMITED      |          |
    |   (BERMUDA)     |         |    (BERMUDA)       |          |
    -------------------         ----------------------          |
                                                           ------------
                                                           |  GLOBAL  |
                                                           | ATLANTIC |
                          ---------------------------------|  (FIN)   |--------
                          |                                | COMPANY  |       |
                          |                                |(Delaware)|       |
                          |                                ------------       |
                          |                                           |       |
                          |                                          100%     |
                          |                                           |       |
                          |                                           |       |
                          |                                           |       |
                          |                                           |       |
                          |                                           |       |
                          |                                           |       |
                          |                                           |       |
     -------------------------------------                            |       |
     |                |                  |                            |       |
    100%             100%               100%                          |       |
     |                |                  |                            |       |
--------------- ------------------ ------------------                 |       |
|  FORELIFE   | |GLOBAL ATLANTIC | |GLOBAL ATLANTIC |                 |       |
|   AGENCY,   | |   INVESTMENT   | | DISTRIBUTORS,  |                 |       |
|    INC.     | |   ADVISORS,    | |     LLC        |                 |       |
|  (Indiana)  | |      LLC       | |  (Delaware)    |                 |       |
|             | |   (Indiana)    | |                |                 |       |
--------------- ------------------ ------------------                 |       |
                                                                      |       |
                                                                      |       |
                                                                      |       |
                                                          -----------------   |
                                                          | COMMONWEALTH  |   |
                                                          |   ANNUITY &   |   |
                                                          |     LIFE      |   |
                                                          |   INSURANCE   |   |
                                                          |    COMPANY    |   |
                                                          |(Massachusetts)|   |
                                                          -----------------   |---------------------
                                                                    |                   |          |
                       --------------------------------------------------------         |          |
                       |                    |               |                 |         |          |
                      100%                 100%            100%              100%       |          |
                       |                    |               |                 |         |          |
             ---------------      ---------------   -----------------   ------------    |          |
             | FORETHOUGHT |      | FORETHOUGHT |   |     FIRST      |  | ACCORDIA |    |          |
             |    LIFE     |      |  NATIONAL   |   |   ALLMERICA    |  | LIFE AND |    |          |
             |  INSURANCE  |      |    LIFE     |   |   FINANCIAL    |  | ANNUITY  |    |          |
             |   COMPANY   |      |  INSURANCE  |   | LIFE INSURANCE |  | COMPANY  |    |        100% ------------
             | (Indiana)   |      |   COMPANY   |   |    COMPANY     |  |  (Iowa)  |    |          |  |  GLOBAL  |
             ---------------      |   (Texas)   |   |(Massachusetts) |  ------------    |          ---| ATLANTIC |
                   |              ---------------   ------------------        |         |          |  |   RISK   |
                   |                     |                                    |         |          |  | ADVISORS,|
         ----------------------          |                                    |         |          |  |   L.P.   |
         |                    |         100%                                  |         |          |  |(Delaware)|
        100%                 100%        |                                    |         |          |  ------------
         |                    |          |                                    |         |          |
--------------   -----------------  --------------                            |         |          |
|  CONSUMER  |   |     FLIC      |  | FORETHOUGHT |                           |         |          |
|  PIPELINE  |   |   PROPERTIES, |  |  HOLDINGS,  |                           |         |          |
|  TRUST II  |   |      LLC      |  |    LLC      |                           |         |          |
| (DELAWARE) |   |   (Indiana)   |  |  (Indiana)  |                           |         |          |
--------------   -----------------  ---------------                           |         |          |
                                                                              |        10%         |  ------------
                                                                              |         |        100% | GA RISK  |
                                                                              |         |          |  | ADVISORS,|
                                                                              |         |          ---|   INC.   |
                                                                              |         |          |  |(Delaware)|
                                                                              |         |          |  ------------
                                                                              |         |          |
                                                                              |         |          |  ------------
          ---------------------------------------------------------------------         |        100% | GLOBAL   |
          |           |             |           |           |             |             |          |  | ATLANTIC |
         100%        100%          100%        100%        100%          90%            |          ---| FINANCIAL|
          |           |             |           |           |             |             |          |  | COMPANY  |
  -------------  ------------  ----------  -----------  ------------  ------------------------     |  |(Delaware)|
  |  TAPIOCA  |  |  GOTHAM  |  |  CAPE  |  |  CAPE   |  |  CAPE    |  |    GOTHAM ISSUER,    |     |  ------------
  | VIEW, LLC |  | RE, INC. |  | VERITY |  | VERITY  |  | VERITY   |  |         LLC          |     |
  |(Delaware) |  |(Vermont) |  | I,INC. |  | II,INC. |  | III,INC. |  |     (Delaware)       |     |  -------------------
  -------------  ------------  | (Iowa) |  | (Iowa)  |  | (Iowa)   |  ------------------------   100% |     GLOBAL      |
                               ----------  -----------  ------------                               |  |     ATLANTIC    |
                                                                                                   ---|    EQUIPMENT    |
                                                                                                      | MANAGEMENT, LLC |
                                                                                                      |    (Delaware)   |
                                                                                                      -------------------

------------------------------------------------------------------------------------------------------------------------------------
LEGAL ENTITY NAME          BUSINESS DESCRIPTION    PARENT 1                 OWNERSHIP INTEREST  PARENT 2          OWNERSHIP INTEREST
------------------------------------------------------------------------------------------------------------------------------------
Accordia Life and Annuity  Life insurance company  Commonwealth Annuity                   100%
Company                                            and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
Ariel Re (Holdings)        Former holding company  Global Atlantic                        100%
Limited                    of divested P&C         Financial Group Limited
                           business
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity I, Inc.        Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity II, Inc.       Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity III, Inc.      Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Life insurance company  Global Atlantic                        100%
Life Insurance Company                             (Fin) Company
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Re Midco      Intermediate holding    Global Atlantic                        100%
Limited                    company for L&A         Financial Life Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Consumer Pipeline          Invests in loan assets  Forethought Life                       100%
Trust II                                           Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
First Allmerica Financial  Life insurance company  Commonwealth Annuity                   100%
Life Insurance Company                             and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
FLIC Properties            Title holder of         Forethought Life                       100%
                           certain real estate     Insurance Company
                           properties on behalf
                           of FLIC
------------------------------------------------------------------------------------------------------------------------------------
ForeLife Agency, Inc.      Holder of Texas         Global Atlantic                        100%
                           preneed permit          (Fin) Company
                           enabling FLIC to sell
                           preneed life insurance
                           in Texas
------------------------------------------------------------------------------------------------------------------------------------
Forethought Holdings, LLC  Marketing Company for   Forethought National                   100%
                           affiliates' products    Life Insurance Company
                           and services
------------------------------------------------------------------------------------------------------------------------------------
Forethought Life           Issuer of life          Commonwealth Annuity                   100%
Insurance Company          insurance and           and Life Insurance
                           annuities contracts     Company
------------------------------------------------------------------------------------------------------------------------------------
Forethought National Life  Issuer of life          Commonwealth Annuity                   100%
Insurance Company          insurance and           and Life Insurance
                           reinsurer of annuity    Company
                           contracts
------------------------------------------------------------------------------------------------------------------------------------
GA Risk Advisors, Inc.     General partner of      Global Atlantic (Fin)                  100%
                           Global Atlantic Risk    Company
                           Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Securities              Global Atlantic                        100%
Distributors, LLC          Broker-dealer           (Fin) Company
                           registered with SEC
                           and FINRA
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Service Company         Global Atlantic (Fin)                  100%
Equipment Management,                              Company
LLC
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic (Fin)      Intermediate holding    Commonwealth Re MidCo                  100%
Company                    company for L&A         Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Service company and     Global Atlantic (Fin)                  100%
Company                    common employer for     Company
                           the L&A business of
                           GAFG
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Ultimate parent and     The Goldman Sachs                       22%  Third-party                      78%
Group Limited              holding company         Group, Inc.                                  Investors
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Parent and holding      Global Atlantic                        100%
Life Limited               company for L&A         Financial Group Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Investment advisor      Global Atlantic (Fin)                  100%
Investment                 registered with SEC     Company
Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Re         Reinsurance company     Commonwealth Re Midco                  100%
Limited                                            Limited
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Re II      Reinsurance company     Commonwealth Re Midco                  100%
Limited                                            Limited
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Reinsurance             Global Atlantic (Fin)                  100%
Advisors, L.P.             intermediary            Company
------------------------------------------------------------------------------------------------------------------------------------
Gotham Issuer, LLC         Limited liability       Accordia Life and                       90%  Global Atlantic (Fin)            10%
                           company with limited    Annuity Company                              Company
                           purpose of issuing
                           notes related to
                           Gotham Re, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Gotham Re, Inc.            Vermont special         Accordia Life and                      100%
                           purpose financial       Annuity Company
                           insurance company
------------------------------------------------------------------------------------------------------------------------------------
Tapioca View, LLC          Limited liability       Accordia Life and                      100%
                           company with limited    Annuity Company
                           purpose of making note
                           payments and any
                           applicable early
                           termination fees
                           related to Cape Verity
                           I, LLC.

ITEM 29.   INDEMNIFICATION

RULE 484 UNDERTAKING - Article VI of the Company's Bylaws of states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.ITEM 30.

PRINCIPAL UNDERWRITERS

      (A) Global Atlantic Distributors, LLC acts as a principal underwriter for the following:

            - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA A, VA B, VA C, VA G, VA H, VA K, VA-P, Commonwealth Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO, Commonwealth Select Separate Account, and Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company

            - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

      (B) Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

            4 World Trade Center, 51st Floor
            150 Greenwich Street
            New York, NY 10007

--------
    (1) 20 Guest Street, Brighton, MA 02135
    (2) 82 Hopmeadow Street, Suite 200, Simsbury, CT 06089
    (3) 4405 Cox Road, Suite 150, Glen Allen, VA 23060
    (4) 10 West Market Street, Suite 2300, Indianapolis, IN 46204

NAME                                  POSITION OR OFFICE WITH UNDERWRITER
---------------------------   --------------------------------------------------
Robert M. Arena(2)            President, Manager
Jeffrey Harpel (3)            Chief Financial Officer
Margot K. Wallin (1)          Senior Vice President and Chief Compliance Officer
Samuel Ramos                  General Counsel and Secretary
Virginia H. Johnson (1)       Assistant Secretary
Sarah Patterson (2)           Assistant Secretary
John J. Fowler (1)            Treasurer
Justin MacNeil (1)            Assistant Treasurer
Paula Nelson (2)              Head of Distribution, Manager
Dean Siegel (2)               Vice President
Ronald Hensel (2)             Vice President
Eric Todd (4)                 Manager

      (C) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), no commissions or other compensation was received by Global Atlantic Distributors, LLC, the current principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 31.   LOCATION OF ACCOUNTS AND RECORDS

Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained for the Company by the Registrant through Global Atlantic Financial Group, at its office at 82 Hopmeadow Street, Suite 200, Simsbury, CT 06089.

ITEM 32.   MANAGEMENT SERVICES

      The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 33. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

      The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Brighton, and Commonwealth of Massachusetts, on the 26th day of April, 2018.

                               VEL II ACCOUNT OF
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                /s/ Sarah M. Patterson
                -------------------------------------------------------------
                Sarah M. Patterson, Senior Vice President, Associate General Counsel, and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURES                                          TITLE                                       DATE
-------------------------------   ---------------------------------------------------------------   -------------------
Robert Arena*                     Director, Chairman of the Board and Executive Vice President      April 26, 2018
-------------------------------

Nicholas H. von Moltke*           Director, President and Chief Executive Officer
-------------------------------

David Jacoby*                     Chief Accounting Officer
-------------------------------

John J. Fowler*                   Chief Financial Officer
-------------------------------

Peter Cai*                        Director and Chief Risk Officer
-------------------------------

Hanben Kim Lee*                   Director and Executive Vice President
-------------------------------

Gilles M. Dellaert*               Director and Chief Investment Officer
-------------------------------

Eric D. Todd*                     Director and Managing Director
-------------------------------


--------
*Sarah M. Patterson, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney dated April 20, 2018 duly executed by such persons.

/s/ Sarah M. Patterson
------------------------------------
Sarah M. Patterson, Attorney-in-Fact

(033-57792) VEL II

                                 EXHIBIT TABLE

Exhibit (K)     Opinion of Counsel

Exhibit (N)     Consent of Independent Registered Public Accounting Firm

Exhibit (R)(1)  Directors' Power of Attorney for Robert Arena

Exhibit (R)(2)  Directors' Power of Attorney for Nicholas H. von Moltke

Exhibit (R)(3)  Directors' Power of Attorney for David Jacoby

Exhibit (R)(4)  Directors' Power of Attorney for John J. Fowler

Exhibit (R)(5)  Directors' Power of Attorney for Peter Cai

Exhibit (R)(6)  Directors' Power of Attorney for Hanben Kim Lee

Exhibit (R)(7)  Directors' Power of Attorney for Gilles M. Dellaert

Exhibit (R)(8)  Directors' Power of Attorney for Eric D. Todd